                                                             FILE NOS. 33-34813
                                                                       811-2143

      As filed with the Securities and Exchange Commission on May 1, 2001
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                            [_]

                         PRE-EFFECTIVE AMENDMENT NO.                        [_]

                      POST-EFFECTIVE AMENDMENT NO. 12                       [X]

                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                            [X]
                             AMENDMENT NO. 28
                       (CHECK APPROPRIATE BOX OR BOXES.)

                               ----------------

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                          (EXACT NAME OF REGISTRANT)

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

               INSURANCE AND SEPARATE ACCOUNTS DEPT.--LAW SECTOR
                     JOHN HANCOCK PLACE, BOSTON, MA 02117
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 572-9196

                          ARNOLD R. BERGMAN, ESQUIRE
                      JOHN HANCOCK LIFE INSURANCE COMPANY
               INSURANCE AND SEPARATE ACCOUNTS DEPT.--LAW SECTOR
                              JOHN HANCOCK PLACE
                               BOSTON, MA 02117
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

-------------------------------------------------------------------------------

It is proposed that this filing become effective (check appropriate box)

  [_] immediately upon filing pursuant to paragraph (b) of Rule 485

  [X] on May 1, 2001 pursuant to paragraph (b) of Rule 485
  [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

  [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefi-nite amount of the securities being offered and filed its Notice for fiscal year 2000 pursuant to Rule 24f-2 on April 2, 2001.

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

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                             CROSS REFERENCE SHEET

        FORM N-4 ITEM NO.                       SECTION IN PROSPECTUS
        -----------------                       ---------------------
 1.Cover Page.....................  Cover Page
 2.Definitions....................  Special Terms; Variable Account Valuation
                                    Procedures
 3.Synopsis or Highlights.........  Summary Information
 4.Condensed Financial Informa-
     tion.........................  Condensed Financial Information
 5.General Description of
     Registrant, Depositor and      John Hancock, The Account and the Series
     Portfolio Companies..........  Fund; Distribution of the Contracts; Voting
                                    Privileges
 6.Deductions.....................  Charges Variable Annuity Contracts
 7.General Description of Variable
     Annuity Contracts............  The Contracts; The Accumulation Period;
                                    Miscellaneous Provisions; Changes in
                                    Applicable Law-Funding and Otherwise
 8.Annuity Period.................  The Annuity Period
 9.Death Benefit..................  The Accumulation Period; The Annuity Period
10.Purchases and Contract Values..  The Contracts; The Accumulation Period;
                                    Variable Account Valuation Procedures;
                                    Performance
11.Redemptions....................  The Accumulation Period; Miscellaneous
                                    Provisions; Summary Information
12.Taxes..........................  Federal Income Taxes
13.Legal Proceedings..............  Not Applicable
14.Table of Contents of Statement
     of Additional Information....  Table of Contents of Statement of Additional
                                    Information

                           Prospectus dated May 1, 2001

          -----------------------------------------------------------
                          INDEPENDENCE VARIABLE ANNUITY
          -----------------------------------------------------------

            a deferred combination fixed and variable annuity contract issued by
               John Hancock Life Insurance Company ("John Hancock")

     The contract enables you to earn fixed rates of interest that we declare under our fixed investment option and investment-based returns in the following variable investment options:

--------------------------------------------------------------------------------
  Variable Investment Option             Managed By
  --------------------------             ----------

  Equity Index.........................  SSgA Funds Management, Inc.
  Growth & Income......................  Independence Investment LLC and Putnam
                                          Investment Management LLC
  Large Cap Value......................  T. Rowe Price Associates, Inc.
  Large Cap Value CORE(SM).............  Goldman Sachs Asset Management
  Large Cap Value CORE(SM) II..........  Goldman Sachs Asset Management
  Large Cap Growth.....................  Independence Investment LLC
  Large Cap Aggressive Growth..........  Alliance Capital Management L.P.
  Large/Mid Cap Value..................  Wellington Management Company, LLP
  Large/Mid Cap Value II...............  Wellington Management Company, LLP
  Fundamental Growth...................  Putnam Investment Management LLC
  Mid Cap Blend........................  Independence Investment LLC
  Mid Cap Growth.......................  Janus Capital Corporation
  Small/Mid Cap CORE(SM)...............  Goldman Sachs Asset Management
  Small/Mid Cap Growth.................  Wellington Management Company, LLP
  Small Cap Equity.....................  Capital Guardian Trust Company
  Small Cap Value......................  T. Rowe Price Associates, Inc.
  Small Cap Growth.....................  John Hancock Advisers, Inc.
  International Equity Index...........  Independence Investment LLC
  International Opportunities..........  T. Rowe Price International, Inc.
  International Equity.................  Goldman Sachs Asset Management
  Emerging Markets Equity..............  Morgan Stanley Dean Witter Investment
                                          Management, Inc.
  Real Estate Equity...................  Independence Investment LLC and Morgan
                                          Stanley Dean Witter Investment
                                          Management, Inc.
  Managed..............................  Independence Investment LLC and Capital
                                          Guardian Trust Company
  Aggressive Balanced..................  Independence Investment LLC
  Global Balanced......................  Capital Guardian Trust Company
  Short-Term Bond......................  Independence Investment LLC
  Bond Index...........................  Mellon Bond Associates, LLP
  Active Bond..........................  John Hancock Advisers, Inc.
  Active Bond II.......................  John Hancock Advisers, Inc.
  High Yield Bond......................  Wellington Management Company, LLP
  Global Bond..........................  Capital Guardian Trust Company
  Money Market.........................  Wellington Management Company, LLP
--------------------------------------------------------------------------------

       The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I ("the Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as funds. In the prospectuses for the Series Fund, the investment options may also be referred to as "funds," "portfolios" or "series."

     The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.

     For amounts you don't wish to invest in a variable investment option, you can allocate to the fixed investment option if permitted in your local jurisdiction. We invest the assets allocated to the fixed investment option in our general account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum. Neither our general account nor any interests in our general account are registered with the SEC or subject to the Federal securities laws.

     We refer to the variable investment options and the fixed investment option together as investment options.

                    John Hancock Annuity Servicing Office

                      Mail Delivery:            Phone:
                      -------------             -----
                      529 Main Street       1-800-732-5543
                   Charlestown, MA 02129        Fax:
                                                ---
                                            1-800-886-3048

Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investments risks including the possible loss of principal.

********************************************************************************

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     . The first section contains an "Index of Key Words."

     . Behind the index is the "Fee Table." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "Basic Information." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "Additional Information." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

The Series Fund's prospectus is attached at the end of this prospectus. You should save this prospectuses for future reference.

--------------------------------------------------------------------------------
                                IMPORTANT NOTICES

 This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

 We've also filed with the SEC a "Statement of Additional Information," dated May 1, 2001. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 29.

 The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.
--------------------------------------------------------------------------------

                                INDEX OF KEY WORDS

We define or explain each of the following key words used in this prospectus on the pages shown below:

Key word                                                               Page

Accumulation units................................................       20
Annuitant.........................................................       10
Annuity payments..................................................       12
Annuity period....................................................       20
Contract year.....................................................       10
Date of issue.....................................................       10
Date of maturity..................................................       20
Free withdrawal amount............................................       15
Funds.............................................................        2
Fixed investment option...........................................        2
Investment options................................................        2
Premium payments..................................................       10
Surrender.........................................................       15
Surrender value...................................................       16
Variable investment options.......................................    cover
Withdrawal........................................................       15
Withdrawal charge.................................................       15

                                    FEE TABLE

   The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state).

Owner Transaction Expenses and Annual Contract Fee

    . Maximum Withdrawal Charge (as % of amount withdrawn)              8%

    . Annual Contract Fee (applies only to contracts of less
      than $10,000)                                                   $30

Annual Contract Expenses (as a % of the average total value of the contract)

    . Mortality and Expense Risk Charge                             0.90%
    . Administrative Services Charge                                0.50%
                                                                    ----
    . Total Annual Contract Charge                                  1.40%

          These annual contract expenses don't apply to amounts held in the fixed investment option.

Annual Fund Expenses (based on % of average net assets)

     The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2000, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the contracts, and those expenses may vary from year to year.

                                                                                             --------------
                                                                                               Total Fund      Total Fund
                                              Investment  Distribution and  Other Operating     Operating      Operating
                                              Management      Service        Expenses With    Expenses With   Expenses Absent
Fund Name                                         Fee       (12b-1) Fees     Reimbursement    Reimbursement    Reimbursement
---------                                     ----------  ----------------  ---------------  --------------   ---------------
John Hancock Variable Series
 Trust I (Note 1):
Equity Index..............................        0.13%           N/A              0.06%           0.19%         0.19%
Growth & Income...........................        0.68%           N/A              0.08%           0.76%         0.76%
Large Cap Value...........................        0.75%           N/A              0.05%           0.80%         0.80%
Large Cap Value CORE (SM).................        0.75%           N/A              0.10%           0.85%         1.09%
Large Cap Value CORE (SM) II*.............        0.75%           N/A              0.05%           0.80%         0.80%
Large Cap Growth..........................        0.36%           N/A              0.10%           0.46%         0.46%
Large Cap Aggressive Growth...............        0.90%           N/A              0.10%           1.00%         1.05%
Large/Mid Cap Value.......................        0.95%           N/A              0.10%           1.05%         1.36%
Large/Mid Cap Value II*...................        0.81%           N/A              0.07%           0.88%         0.88%
Fundamental Growth*.......................        0.90%           N/A              0.10%           1.00%         1.04%
Mid Cap Blend.............................        0.75%           N/A              0.10%           0.85%         1.04%
Mid Cap Growth............................        0.81%           N/A              0.04%           0.85%         0.85%
Small/Mid Cap CORE (SM)...................        0.80%           N/A              0.10%           0.90%         1.23%
Small/Mid Cap Growth......................        0.75%           N/A              0.10%           0.85%         0.85%
Small Cap Equity*.........................        0.90%           N/A              0.10%           1.00%         1.03%
                                                                                             ----------------

                                                                                             --------------
                                                                                               Total Fund      Total Fund
                                              Investment  Distribution and  Other Operating     Operating      Operating
                                              Management      Service        Expenses With    Expenses With   Expenses Absen
Fund Name                                         Fee       (12b-1) Fees     Reimbursement    Reimbursement    Reimbursement
---------                                     ----------  ----------------  ---------------  --------------   --------------
Small Cap Value*.............................     0.95%           N/A              0.10%           1.05%         1.29%
Small Cap Growth.............................     0.75%           N/A              0.07%           0.82%         0.82%
International Equity Index...................     0.18%           N/A              0.10%           0.28%         0.37%
International Opportunities..................     0.83%           N/A              0.10%           0.93%         1.09%
International Equity.........................     1.00%           N/A              0.10%           1.10%         1.76%
Emerging Markets Equity......................     1.22%           N/A              0.10%           1.32%         2.49%
Real Estate Equity...........................     1.01%           N/A              0.09%           1.10%         1.10%
Managed......................................     0.66%           N/A              0.09%           0.75%         0.75%
Aggressive Balanced..........................     0.68%           N/A              0.10%           0.78%         0.89%
Global Balanced..............................     1.05%           N/A              0.10%           1.15%         1.44%
Short-Term Bond..............................     0.30%           N/A              0.06%           0.36%         0.36%
Bond Index...................................     0.15%           N/A              0.10%           0.25%         0.27%
Active Bond..................................     0.62%           N/A              0.10%           0.72%         0.74%
Active Bond II*..............................     0.70%           N/A              0.05%           0.75%         0.75%
High Yield Bond..............................     0.65%           N/A              0.10%           0.75%         0.87%
Global Bond..................................     0.85%           N/A              0.10%           0.95%         1.05%
Money Market.................................     0.25%           N/A              0.04%           0.29%         0.29%
                                                                                              ----------------

Notes to Annual Fund Expenses

  (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Growth & Income, Fundamental Growth, Small Cap Equity, Real Estate Equity, Managed, Global Balanced, Active Bond and Global Bond funds are calculated as if the current management fee schedules, which apply to these funds effective November 1, 2000, were in effect for all of 2000. Percentages shown for the Large/Mid Cap Value II, Small Cap Value, Large Cap Value CORE II, Active Bond II and Large Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2000. Percentages shown for the Large Cap Value CORE(SM) II and Active Bond II funds are annualized. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

   * Fundamental Growth was formerly "Fundamental Mid Cap Growth," Large Cap Value CORE (SM) II was formerly "American Leaders Large Cap Value," Large/Mid Cap Value II was formerly "Mid Cap Value," Small Cap Equity was formerly "Small Cap Value," Small Cap Value was formerly "Small/ Mid Cap Value" and Active Bond II was formerly "Core Bond."

Examples

   The examples on the following two pages illustrate the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets. These examples do not include any applicable premium taxes or any fees for optional benefit riders. The examples should not be considered representations of past or future expenses; actual charges may be greater or less than those shown above. The examples assume fund expenses at rates set forth above for 2000, after reimbursements. The annual contract fee has been included as an annual percentage of assets.

     If you "surrender" (turn in) your contract at the end of the applicable time period, you would pay:


----------------------------------------------------------------------------
                                      1 Year   3 Years  5 Years   10 Years
----------------------------------------------------------------------------
  Equity Index                         $  88     $122     $149     $190
----------------------------------------------------------------------------
  Growth & Income                      $  94     $140     $179     $251
----------------------------------------------------------------------------
  Large Cap Value                      $  94     $141     $181     $255
----------------------------------------------------------------------------
  Large Cap Value CORE(SM)             $  95     $142     $183     $260
----------------------------------------------------------------------------
  Large Cap Value CORE II              $  94     $141     $181     $255
----------------------------------------------------------------------------
  Large Cap Growth                     $  91     $130     $163     $219
----------------------------------------------------------------------------
  Large Cap Aggressive Growth          $  96     $147     $191     $275
----------------------------------------------------------------------------
  Large/Mid Cap Value                  $  97     $148     $194     $280
----------------------------------------------------------------------------
  Large/Mid Cap Value II               $  95     $143     $185     $263
----------------------------------------------------------------------------
  Fundamental Growth                   $  96     $147     $191     $275
----------------------------------------------------------------------------
  Mid Cap Blend                        $  95     $142     $183     $260
----------------------------------------------------------------------------
  Mid Cap Growth                       $  95     $142     $183     $260
----------------------------------------------------------------------------
  Small/Mid Cap CORE(SM)               $  95     $144     $186     $265
----------------------------------------------------------------------------
  Small/Mid Cap Growth                 $  95     $142     $183     $260
----------------------------------------------------------------------------
  Small Cap Equity                     $  96     $147     $191     $275
----------------------------------------------------------------------------
  Small Cap Value                      $  97     $148     $194     $280
----------------------------------------------------------------------------
  Small Cap Growth                     $  95     $141     $182     $257
----------------------------------------------------------------------------
  International Equity Index           $  89     $125     $154     $200
----------------------------------------------------------------------------
  International Opportunities          $  96     $145     $187     $268
----------------------------------------------------------------------------
  International Equity                 $  97     $150     $196     $285
----------------------------------------------------------------------------
  Emerging Markets Equity              $ 100     $156     $207     $306
----------------------------------------------------------------------------
  Real Estate Equity                   $  97     $150     $196     $285
----------------------------------------------------------------------------
  Managed                              $  94     $139     $178     $250
----------------------------------------------------------------------------
  Agressive Balanced                   $  94     $140     $180     $253
----------------------------------------------------------------------------
  Global Balanced                      $  98     $151     $199     $290
----------------------------------------------------------------------------
  Short-Term Bond                      $  90     $127     $158     $209
----------------------------------------------------------------------------
  Bond Index                           $  89     $124     $152     $197
----------------------------------------------------------------------------
  Active Bond                          $  94     $138     $177     $247
----------------------------------------------------------------------------
  Active Bond II                       $  94     $139     $178     $250
----------------------------------------------------------------------------
  High Yield Bond                      $  94     $139     $178     $250
----------------------------------------------------------------------------
  Global Bond                          $  96     $145     $188     $270
----------------------------------------------------------------------------
  Money Market                         $  89     $125     $155     $201
----------------------------------------------------------------------------

     If you begin receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:


-----------------------------------------------------------------------
                                1 Year   3 Years  5 Years  10 Years
-----------------------------------------------------------------------
  Equity Index                   $16      $51      $ 87      $190
-----------------------------------------------------------------------
  Growth & Income                $22      $68      $117      $251
-----------------------------------------------------------------------
  Large Cap Value                $22      $69      $119      $255
-----------------------------------------------------------------------
  Large Cap Value CORE(SM)       $23      $71      $121      $260
-----------------------------------------------------------------------
  Large Cap Value CORE II        $22      $69      $119      $255
-----------------------------------------------------------------------
  Large Cap Growth               $19      $59      $101      $219
-----------------------------------------------------------------------
  Large Cap Aggressive Growth    $24      $75      $129      $275
-----------------------------------------------------------------------
  Large/Mid Cap Value            $25      $77      $131      $280
-----------------------------------------------------------------------
  Large/Mid Cap Value II         $23      $72      $123      $263
-----------------------------------------------------------------------
  Fundamental Growth             $24      $75      $129      $275
-----------------------------------------------------------------------
  Mid Cap Blend                  $23      $71      $121      $260
-----------------------------------------------------------------------
  Mid Cap Growth                 $23      $71      $121      $260
-----------------------------------------------------------------------
  Small/Mid Cap CORE(SM)         $23      $72      $124      $265
-----------------------------------------------------------------------
  Small/Mid Cap Growth           $23      $71      $121      $260
-----------------------------------------------------------------------
  Small Cap Equity               $24      $75      $129      $275
-----------------------------------------------------------------------
  Small Cap Value                $25      $77      $131      $280
-----------------------------------------------------------------------
  Small Cap Growth               $23      $70      $120      $257
-----------------------------------------------------------------------
  International Equity Index     $17      $53      $ 92      $200
-----------------------------------------------------------------------
  International Opportunities    $24      $73      $125      $268
-----------------------------------------------------------------------
  International Equity           $25      $78      $134      $285
-----------------------------------------------------------------------
  Emerging Markets Equity        $28      $85      $145      $306
-----------------------------------------------------------------------
  Real Estate Equity             $25      $78      $134      $285
-----------------------------------------------------------------------
  Managed                        $22      $68      $116      $250
-----------------------------------------------------------------------
  Agressive Balanced             $22      $69      $118      $253
-----------------------------------------------------------------------
  Global Balanced                $26      $80      $136      $290
-----------------------------------------------------------------------
  Short-Term Bond                $18      $56      $ 96      $209
-----------------------------------------------------------------------
  Bond Index                     $17      $52      $ 90      $197
-----------------------------------------------------------------------
  Active Bond                    $22      $67      $115      $247
-----------------------------------------------------------------------
  Active Bond II                 $22      $68      $116      $250
-----------------------------------------------------------------------
  High Yield Bond                $22      $68      $116      $250
-----------------------------------------------------------------------
  Global Bond                    $24      $74      $126      $270
-----------------------------------------------------------------------
  Money Market                   $17      $54      $ 93      $201
-----------------------------------------------------------------------

                               BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  Question                                                                      Starting on page
  --------                                                                      ----------------
What is the contract?................................................................. 10

Who owns the contract?................................................................ 10

Is the owner also the annuitant?...................................................... 10

How can I invest money in a contract?................................................. 10

How will the value of my investment in the contract change over time?................. 11

What annuity benefits does the contract provide?...................................... 12

To what extent can John Hancock vary the terms and conditions of the contracts?....... 13

What are the tax consequences of owning a contract?................................... 12

How can I change my contract's investment options?.................................... 13

What fees and charges will be deducted from my contract?.............................. 14

How can I withdraw money from my contract?............................................ 16

What happens if the annuitant dies before my contract's date of maturity?............. 17

Can I return my contract?............................................................. 17

What is the contract?

     The contract is a deferred payment variable annuity contract. An annuity contract provides a person (known as the annuitant or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

Who owns the contract?

     That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

Is the owner also the annuitant?

     Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant.

How can I invest money in a contract?

Premium payments

     We call the investments you make in your contract premiums or premium payments. You need at least a $1,000 initial premium payment to purchase a contract. Any subsequent scheduled premium payments must be at least $50. If you fail to make a specified premium payment when it's due, your contract will nevertheless remain if force.

Applying for a contract

     An authorized representative of John Hancock through whom you purchase your contract will assist you in (1) completing an application for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

     Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

     We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

Limits on premium payments

     You can make premium payments of up to $500,000 in any one contract year ($100,000 into the fixed investment option, after the initial premium payment which can be as much as $500,000). The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $500,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the annuitant's 85 1/2 birthday.

   We will not issue a contract if the proposed annuitant is age 85 or older. We may waive any of these limits, however.

Ways to make premium payments

   Premium payments made by check or money order should be:

 . drawn on a U.S. bank,

 . drawn in U.S. dollars, and

 . made payable to "John Hancock."

   We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at the address shown on page 2 of this prospectus. We will accept your initial premium payment by exchange from another insurance company. You can find information about other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Annuity Servicing Office.

   Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

How will the value of my investment in the contract change over time?

   Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

   Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table on page 5. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 14.

   Each premium payment you allocate to the fixed investment option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the fixed investment option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a variable investment option will be treated as a premium payment.

   Under current practice, we credit interest to amounts allocated to the fixed investment option based on the size of the initial premium payment, We credit a higher rate for initial premium payments of $10,000 or more. The rate of interest credited on each amount varies based upon when that amount was allocated to the fixed investment option.

   At any time before the date of maturity, the total value of your contract equals

 . the total amount you invested,

 . minus all charges we deduct,

 . minus all withdrawals you have made,

 . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

 . plus the interest we credit to any of your contract's value while it is in the fixed investment option.

What annuity benefits does a contract provide?

  If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

  You should carefully review the discussion under "The annuity period," beginning on page 20, for information about all of these choices you can make.

To what extent can John Hancock vary the terms and conditions of the contracts?

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

  We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

What are the tax consequences of owning a contract?

  In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

 . partial withdrawal

 . full withdrawal ("surrender")

 . payment of death benefit proceeds as a single sum upon you death or the annuitant's death

 . periodic payments under one of our annuity payment options

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

 . the type of the distribution

 . when the distribution is made

 . the nature of any tax-qualified retirement plan for which the contract is being used

 . the circumstances under which the payments are made

  If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

  Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

  The favorable tax benefits available for annuity contracts issued in connection with an individual retirement annuity plan or other tax-qualified retirement plan, are also generally available for other types of investments of tax-qualified plans, such as investments in mutual funds, equities and debt instruments. You should carefully consider whether the expenses under an annuity contract issued in connection with a tax-qualified plan, and the investment options, death benefits and lifetime annuity income options provided under such an annuity contract, are suitable for your needs and objectives.

How can I change my contract's investment options?

Allocation of premium payments

  When you apply for your contract, you specify the investment options in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

  At any one time, you may invest in up to 10 of the 24 investment options. Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into an investment option that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time.

Transferring your assets

  Up to 12 times during each year of your contract, you may transfer, free of charge, all or part of the assets held in one investment option to any other investment option. We reserve the right to assess a charge of up to $25 for transfer beyond the first 12 transfers per year.

  A number of restrictions apply to transfers in general.  You may not

 . transfer assets within 30 days prior to the contract's date of maturity,

 . transfer more than $500,000 in a contract year into any one variable investment option, without our prior approval,

 . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options, or

 . make any transfer during the annuity period that would result in more than four investment options being used at once.

  In addition, certain restrictions apply specifically to transfers involving the fixed investment option. You may not

 . transfer assets to or from the fixed investment option during the annuity period,

 . transfer or deposit (exclusive of the initial premium payment) more than $100,000 into the fixed investment option during a contract year,

 . make any transfers into the fixed investment option within six months of a transfer out of the fixed investment option,

 . transfer out of the fixed investment option more than once during a contract year and only on or within 30 days after the anniversary of your contract's issuance ("contract anniversary"),

 . transfer or deposit money into the fixed investment option after the 10th contact year, or

 . transfer out of the fixed investment option more than the greater of $500 or 20% of your assets in the fixed investment option in any one contract year.

Procedure for transferring your assets

  You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the address shown on page 2. Your request should include:

 . your name,

 . daytime telephone number,

 . contract number,

 . the names of the investment options being transferred to and from each, and

 . the amount of each transfer.

The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone transfers

  Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

  The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

What fees and charges will be deducted from my contract?

Mortality and expense risk charge

  We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contract. On an annual basis, this charge equals 0.90% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our fixed investment option.)

  In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

Administrative services charge

  We deduct a daily charge for administrative and clerical services that the contracts require us to provide. On an annual basis, this charge equals 0.50% of the value of the assets you have allocated to the variable investment options.

Annual contract fee

  Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value of less than $10,000. We deduct this annual contract fee at the beginning of each contract year after the first. We also deduct it if you surrender your contract. We take the deduction proportionally from each investment option you are then using. However, we will not deduct any portion of the annual contract fee from the fixed investment option if such deduction would result in an accumulation of amounts allocated to the fixed investment option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the contract fee proportionately from the other investment options you are using. We reserve the right to increase the annual contract fee to $50.

Premium taxes

  We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

  In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

  If you withdraw some money from your contract prior to the date of maturity (partial withdrawal) or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity (total withdrawal or surrender), we may assess a withdrawal charge. We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

  Here's how we determine the charge: In any contract year, you may withdraw up to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the free withdrawal amount. However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

  The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as follows:

              -------------------------------------------------------------
               Years from Date of Premium Payment to
                  Date of Surrender or Withdrawal       Withdrawal Charge*
              -------------------------------------------------------------
                  7 or more...........................    0%
              -------------------------------------------------------------
                  5 but less than 7...................    6%
              -------------------------------------------------------------
                  3 but less than 5...................    7%
              -------------------------------------------------------------
                  less than 3.........................    8%
              -------------------------------------------------------------

  * As a percentage of the amount of such premium that we consider to have been withdrawn (including the withdrawal charge), as explained in the text immediately below.

  Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next
             -----                                        ----
earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

  The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

  Here's how we deduct the withdrawal charge: We deduct the withdrawal charge proportionally from each investment option being reduced by the surrender or
--------------
withdrawal. For example, if 60% of the withdrawal amount comes from the Growth & Income option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth & Income option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

  You will find examples of how we compute the withdrawal charge in Appendix A to this prospectus.

  When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:

 . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit; or

 . on amounts withdrawn to satisfy the minimum distribution requirements for tax-qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

  In addition, under our exchange offer program, certain pension plans may be eligible to exchange their contracts, without charge, for shares of certain mutual funds distributed by John Hancock Funds, Inc. Under the terms of the exchange offer, any remaining withdrawal charge applicable to any contract exchanged would be waived at the time of the exchange transaction. You can participate in the exchange offer only if your contract was purchased on behalf either

 . a pension plan qualified under Section 401(k) of the Internal Revenue
  Code of 1986 or

 . a targeted benefit pension plan where plan assets are not allocated specifically as being for the account of individual plan participants.

   The exchange offer was expected to remain open until March 1, 1999, but could be extended for particular offerees under special circumstances. Such extensions have occurred and may continue to occur for an indefinite period of time.

How can I withdraw money from my contract?

Surrenders and partial withdrawals

  Prior to your contract's date of maturity, if the annuitant is living, you may:

 . surrender your contract for a cash payment of its "surrender value," or

 . make a partial withdrawal of the surrender value.

  The surrender value of a contract is the total value of a contract, minus the
                                                                      -----
annual contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

  Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
23. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

  We will deduct any partial withdrawal proportionally from each of your
                                        --------------
investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal

 . for an amount less than $50, or

 . if the remaining total value of your contract would be less than $1,000.

  If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your contract if the value of your contract becomes zero.

  You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

What happens if the annuitant dies before my contract's date of maturity?

Guaranteed minimum death benefit

  If the annuitant dies before your contract's date of maturity, we will pay a death benefit. If the death occurs before the contract anniversary nearest the
                                    ------
annuitant's 75th birthday, we will pay the greater of:
                                           -------

 . the total value of your contract, or

 . the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges.

  If the death occurs on or after the contract anniversary nearest the annuitant's 75th birthday, we will pay an amount equal to the total value of your contract.

  We calculate the death benefit as of the day we receive, at the John Hancock Annuity Servicing Office:

 . proof of the annuitant's death, and

 . any required instructions as to method of settlement.

  Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page 21.

Can I return my contract?

  In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

 . John Hanock at the address shown on page 2, or

 . the John Hancock representative who delivered the contract to you.

  In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 10 through 17.

  Contents of this section                                  Starting on page
  Description of John Hancock...............................        19

  Who should purchase a contract............................        19

  How we support the variable investment options............        19

  The accumulation period...................................        20

  The annuity period........................................        20

  Variable investment option valuation procedures...........        22

  Distribution requirements following death of owner........        22

  Miscellaneous provisions..................................        23

  Tax information...........................................        23

  Performance information...................................        27

  Reports...................................................        27

  Voting privileges.........................................        28

  Certain changes...........................................        28

  Distribution of contracts.................................        28

  Experts...................................................        28

  Registration statement....................................        29

  Condensed Financial Information...........................        30

  Appendix A - Examples of withdrawal charge calculation.....       37

Description of John Hancock

     We are John Hancock, a stock life insurance company that was organized in 1862 under the laws of the Commonwealth of Massachusetts. On February 1, 2000, we converted to a stock company by "demutualizing" and changed our name from "John Hancock Mutual Life Insurance Company". As part of the demutualization process, we became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. Our home office is located at 200 Clarendon Street, Boston, Massachusetts 02117. We have authority to transact business in all 50 states. As of December 31, 2000, we had approximately $88 billion of assets.

Who should purchase a contract?

     We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also designed the contracts for purchase under:

 . traditional individual retirement annuity plans ("traditional IRAs") satisfying the requirements of Section 408 of the Code;

 .  non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
   Section 408A of the Code;

 .  SIMPLE IRA plans adopted under Section 408(p) of the Code;

 . Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code;

 . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations;

 . deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code; and

 .  pension or profit-sharing plans qualified under section 401(a) of the Code.

     When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

     We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

How we support the variable investment options

     We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account U (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940
("1940 Act").

     The Account's assets, including the Series Fund's shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

The accumulation period

Your value in our variable investment options

     Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

     To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

     --------------------------------------------------------
       dollar amount of transaction
                            divided by
       value of one accumulation unit for the applicable
       variable investment option at the time of such
       transaction
     --------------------------------------------------------

     The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

     Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

     --------------------------------------------------------
       number of accumulation units in the variable
       investment options
                              times
       value of one accumulation unit for the applicable
       variable investment option that time
     --------------------------------------------------------

     Your value in the fixed investment option

     On any date, the total value of your contract in the fixed investment option equals:

 . the amount of premium payments or transferred amounts allocated to the fixed investment option, minus

 . the amount of any withdrawals or transfers paid out of the fixed investment option, plus

 . interest compounded daily on any amounts in the fixed investment option at the effective annual rate of interest we have declared, minus

 . the amount of any charges and fees deducted from fixed investment option.

The annuity period

Date of maturity

     Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

 . at least 6 months after the date the first premium payment is applied to your contract and

 . no later than the maximum age specified in your contract.

     Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax-qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 24.) If you purchased your contract in Washington, you cannot change the date of maturity.

Choosing fixed or variable annuity payments

     During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

     We will generally apply (1) amounts allocated to the fixed investment option as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values, pro-rata based on the amount of the total value of your contract that you have in each.

     Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

     Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 21).

     Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A - "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

     If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

     Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

 . you have not made an election prior to the annuitant's death;

 . the beneficiary is entitled to payment of a death benefit of at least
  $5,000 in a single sum; and

 . the beneficiary notifies us of the election prior to the date the proceeds become payable.

     If the total value of your contract, at death or surrender, is less than $5,000, no annuity option will be available.

Variable monthly annuity payments

     We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

     The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option.

     Here's how it works:

 . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

 . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

 . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

       Assumed investment rate

     The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

     You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

     The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000. We then multiply the result by the greater of

 . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

 . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

     Two basic annuity options are available:

     Option A - life annuity with payments for a guaranteed period: We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

     Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

     Option B - life annuity without further payment on death of payee: We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

Variable investment option valuation procedures

     We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading.
 Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

Distribution requirements following death of owner

     If you did not purchase your contract under a tax-qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the adjacent box. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

     The Code imposes very similar distribution requirements on contracts used to fund tax-qualified plans. We provide the required provisions for tax-qualified plans in separate disclosures and endorsements.

     Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

--------------------------------------------------------------------------------
If you die before annuity payments have begun:

  . if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

  . if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

        (1)  paid out in full within five years of your death or

        (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

     If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the last surviving annuitant, the entire interest equals:

  .  the surrender value if paid out in full within five years of your death, or

  . the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

If you die on or after annuity payments have begun:

  . any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.
--------------------------------------------------------------------------------

Miscellaneous provisions

Assignment; change of owner or beneficiary

     To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

     Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. The contract designates the person you choose as beneficiary. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

 . the rights of any assignees of record,

 . the any action taken prior to receipt of the notice, and

 . certain other conditions.

     An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

Tax information

Our income taxes

     We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

     The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts not purchased to fund a tax qualified plan

       Undistributed gains

     We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

     However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

       Annuity payments

     When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

     The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

       Surrenders and withdrawals before date of maturity

     When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

     When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. The taxable portion generally equals the amount, if any, by which the payment exceeds your then investment in the contract. If you assign or pledge any part your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

     For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by JHVLICO or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

       Penalty for premature withdrawals

     The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

      Puerto Rico annuity contracts not purchased to fund a tax qualified plan

     Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

     Each of the funds of the Series Fund intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

     The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

     We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. In addition, certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

       Tax-free rollovers

     You may make a tax-free rollover from:

 . a traditional IRA to another traditional IRA,

 . any tax-qualified plan to a traditional IRA,

 . any tax-qualified plan to another tax-qualified plan of the same type
  (i.e. 403(b) to 403(b), corporate plan to corporate plan, etc.), and

 . from a regular IRA to a Roth IRA, subject to special restrictions discussed below.

     Your existing plan administrator does not have to withhold tax if you roll over your entire distribution and you request payment to be made directly to the successor plan. Otherwise, 20% mandatory withholding will apply and reduce the amount you can roll over to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

       Traditional IRAs

     A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

 . 100% of compensation includable in your gross income, or

 . $2,000 per year.

     You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

     You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

     The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 . your federal income tax filing status, and

 . your "Modified Adjusted Gross Income."

     Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

     If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

     The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

       Roth IRAs

     In general, you may make purchase payments of up to $2,000 each year for a type of non-deductible IRA contract, known as a Roth IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribute to a Roth IRA. Also, the $2000 maximum for a Roth IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

     If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 . after you reach age 59 1/2,

 . on your death or disability, or

 . to qualified first-time homebuyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

     The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

     You can convert a traditional IRA to a Roth IRA, unless

 . you have adjusted gross income over $100,000, or

 . you are a married taxpayer filing a separate return.

The $2,000 Roth IRA contribution limit does not apply to converted amounts.

     You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

       SIMPLE IRA plans

     In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contibutions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed certain contribution limits (currently $6,000 a year). Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

     Simplified Employee Pension plans (SEPs)

     SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum amount that may be contributed to an SEP is the lesser of 15% of compensation or the IRS compensation limit for the year ($170,000 for the year 2001).

       Section 403(b) plans

     Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into contracts owned by their employees that are not taxable currently to the employee.

     The amount of such non-taxable contributions each year

 . is limited by a maximum (called the "exclusion allowance") that is computed in accordance with a formula prescribed under the Code;

 . may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed $10,500 (subject to cost of living increases); and

 . is subject to certain other limits (described in Section 415 of the Code).

     When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income.

     Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

 . on the employee's separation from service, death, or disability,

 . with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

 . transfers and exchanges to other products that qualify under Section
  403(b).

       Pension and profit sharing plans qualified under Section 401(a)

     In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

     Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

     The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

     IRS required minimum distributions to the employee must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

       "Top-heavy" plans

     Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

       Government deferred compensation plans

     You can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

 . a state,

 . a political subdivision of a state,

 . an agency or intrumentality or a state or political subdivision of a state, or

 . a tax-exempt organization.

     As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

     In general, the maximum amount of compensation you can defer under such tax-favored plans equals the lesser of:

 . $7,500 or

 . 33 1/3% of your "includible income" (as defined in the Code).

 The deferred compensation plan must satisfy several conditions, including the following:

 . the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and

 . all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

 If we make a payment under your contract in the form of an annuity, or in a single sum such as on surrender or withdrawal, the payment is taxed as ordinary income.

       Withholding on rollover distributions

     The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

       Puerto Rico annuity contracts purchased to fund a tax-qualified plan

     The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualifed plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

     The above description of Federal (and Puerto Rico) income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of Federal estate and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, you should consult a qualified tax adviser.

Performance information

     We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

     Total return at the Account level is the percentage change between:

 . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

 . the value at the end of such period.

At the Account level, total return reflects adjustments for:

 . the mortality and expense risk charges,

 . the administrative charge,

 . the annual contract fee, and

 . any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

     We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is the same as the standard format, except that it will not reflect any withdrawal charge and it may be for additional durations.

     We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

     Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

     Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax or any withdrawal charge.

Reports

     At least semi-annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Fund.

Voting privileges

     At meetings of the Series Fund's shareholders, we will generally vote all the shares of each fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

Certain changes

Changes to the Account

     We reserve the right, subject to applicable law, including any required shareholder approval,

 . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

 . to add or delete variable investment options,

 . to change the underlying investment vehicles,

 . to operate the Account in any form permitted by law, and

 . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

     Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

     We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

     The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

 . the size of the initial premium payment,

 . the size of the group or class,

 . the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

 . the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

 . the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

 . the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

Distribution of contracts

     Signator Investors, Inc. ("Signator"), formerly John Hancock Distributors, Inc., acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is John Hancock Place, Boston, Massachusetts 02117. Signator is a subsidiary of John Hancock.

     You can purchase a contract either through Signators registered representative or through other broker-dealers whose representatives are authorized by applicable law to sell annuity products. We do not expect the compensation to such broker-dealers to exceed 3.0% of premium payments. Signator compensates its registered representatives for sales of the contracts on a commission and fee service basis. We, in turn, reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing and sales of these contracts. We offer these contracts on a continuous basis, but neither John Hancock nor Signator is obligated to sell any particular amount of contracts.

Experts

     Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Life Insurance Company and the Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

Registration statement

     This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

     Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                                                            page of SAI

Distribution..............................................       2

Calculation of Performance Data...........................       2

Other Performance Information.............................       5

Calculation of Annuity Payments...........................       6

Additional Information About Determining Unit Values......       8

Purchases and Redemptions of Fund Shares..................       8

The Account...............................................       9

Delay of Certain Payments.................................       9

Liability for Telephone Transfers.........................       9

Voting Privileges.........................................      10

Financial Statements......................................

                       CONDENSED FINANCIAL INFORMATION
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

     The following table provides selected data for each Independence accumulation share throughout the period shown:

                         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                        December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                            2000          1999          1998          1997          1996          1995          1994
                        ------------  ------------  ------------  ------------  ------------  ------------  ------------
Equity Index
 Accumulation share
 value:
 Beginning of period
   (Note 1)...........       $22.41        $18.77        $14.82        $11.32        $10.00            --            --
   End of period......       $20.08        $22.41        $18.77        $14.82        $11.38            --            --
 Number of
   Accumulation Shares
   outstanding at end of
   period.............   $1,409,260     1,587,799     1,304,418     1,094,405       391,237            --            --
 Growth & Income
 Accumulation share
   value:
   Beginning of period       $42.42        $37.01        $28.81        $22.50        $19.00        $14.36        $14.64
   End of period......       $36.35        $42.42        $37.01        $28.81        $22.50        $19.00        $14.36
 Number of
   Accumulation Shares
   outstanding at end of
   period.............   13,583,455    16,490,810    18,399,870    19,890,513    20,011,363    19,861,908    17,864,128
Large Cap Value
 Accumulation share
   value:
   Beginning of period
   (Note 1)...........       $15.70        $15.41        $14.31        $11.28        $10.00            --            --
   End of period......       $17.49        $15.70        $15.41        $14.31        $11.28            --            --
 Number of
   Accumulation Shares
   outstanding at end of
   period.............      586,119       566,333       603,506       575,770       254,841            --            --
Large Cap Value CORE
 Accumulation share
   value:
   Beginning of period
   (Note 2)...........       $10.00            --            --            --            --            --            --
   End of period......       $10.54            --            --            --            --            --            --
 Number of
   Accumulation Shares
   outstanding at end of
   period.............          601            --            --            --            --            --            --
Large Cap Value
 CORE II
 Accumulation share
   value:
   Beginning of period
   (Note 2)...........       $10.00            --            --            --            --            --            --
   End of period......        $9.95            --            --            --            --            --            --
 Number of
   Accumulation Shares
   outstanding at end of
   period.............           --            --            --            --            --            --            --


                         Year Ended    Year Ended     Year Ended
                        December 31,  December 31,   December 31,
                            1993          1992           1991
                        ------------  ------------   ------------
Equity Index
 Accumulation share
  value:
  Beginning of period            --            --             --
  (Note 1)............
  End of period.......           --            --             --
Number of
  Accumulation Shares
  outstanding at end of
  period..............           --            --             --
 Growth & Income
 Accumulation share
  value:
  Beginning of period        $13.10        $12.21          $9.82
  End of period.......       $14.64        $13.10         $12.21
 Number of
  Accumulation Shares
  outstanding at end of
  period..............   13,460,804     8,177,334      3,993,249
Large Cap Value
 Accumulation share
  value:
  Beginning of period
  (Note 1)............           --            --             --
  End of period.......           --            --             --
 Number of
  Accumulation Shares
  outstanding at end of
  period..............           --            --             --
Large Cap Value
  CORE
 Accumulation share
  value:
  Beginning of period
  (Note 2)............           --            --             --
  End of period.......           --            --             --
 Number of
  Accumulation Shares
  outstanding at end of
  period..............           --            --             --
Large Cap Value
 CORE II
  Accumulation share
  value:
  Beginning of period
  (Note 2)............           --            --             --
  End of period.......           --            --             --
 Number of
  Accumulation Shares
  outstanding at end of
  period..............           --            --             --

                         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                        December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                            2000          1999          1998          1997          1996          1995          1994
                        ------------  ------------  ------------  ------------  ------------  ------------  ------------
Large Cap Growth
 Accumulation share
  value:
  Beginning of period        $48.81        $39.90        $29.00        $22.45        $19.22        $14.83        $15.19
  End of period.......       $39.52        $48.81        $39.90        $29.00        $22.45        $19.22        $14.83
 Number of
  Accumulation Shares
  outstanding at end of
  period..............    6,100,361     7,030,041     7,738,477     8,116,652     8,238,974     8,352,298     7,394,451
Large Cap Aggresive
 Growth
 Accumulation share
  value:
  Beginning of period
  (Note 2)............       $10.00            --            --            --            --            --            --
  End of period.......        $7.82            --            --            --            --            --            --
 Number of
  Accumulation Shares
  outstanding at end of
  period..............       32,531            --            --            --            --            --            --
Large/Mid Cap
  Value
 Accumulation share
  value:
  Beginning of period
  (Note 2 )...........       $10.00            --            --            --            --            --            --
  End of period.......       $11.26            --            --            --            --            --            --
 Number of
  Accumulation Shares
  outstanding at end of
  period..............       14,423            --            --            --            --            --            --
Large/Mid Cap
 Value II
 Accumulation share
  value:
  Beginning of period
  (Note 1)............       $13.66        $13.13        $15.01        $11.51        $10.00            --            --
  End of period.......       $17.29        $13.66        $13.13        $15.01        $11.51            --            --
 Number of
  Accumulation Shares
  outstanding at end of
  period..............      446,895       432,569       635,996       646,027        93,392            --            --
Fundamental Growth
 Accumulation share
  value:
  Beginning of period
  (Note 2)............       $10.00            --           ---            --            --            --            --
  End of period.......        $8.98            --            --            --            --            --            --
 Number of
  Accumulation Shares
  outstanding at end of
  period..............      470,296            --            --            --            --            --            --


                         Year Ended    Year Ended     Year Ended
                        December 31,  December 31,   December 31,
                            1993          1992           1991
                        ------------  ------------   ------------
Large Cap Growth
 Accumulation share
  value:
  Beginning of period.       $13.53        $12.48         $10.09
  End of period.......       $15.19        $13.53         $12.48
 Number of
  Accumulation Shares
  outstanding at end of
  period..............    4,898,376     2,478,872      1,108,775
Large Cap Aggresive
 Growth
 Accumulation share
  value:
  Beginning of period
  (Note 2)............           --            --             --
  End of period.......           --            --             --
 Number of
  Accumulation Shares
  outstanding at end of
  period..............           --            --             --
Large/Mid Cap
 Value
 Accumulation share
  value:
  Beginning of period
  (Note 2 )...........           --            --             --
  End of period.......           --            --             --
 Number of
  Accumulation Shares
  outstanding at end of
  period..............           --            --             --
Large/Mid Cap
 Value II
  Accumulation share
  value:
  Beginning of period
  (Note 1)............           --            --             --
  End of period.......           --            --             --
 Number of
  Accumulation Shares
  outstanding at end of
  period..............           --            --             --
Fundamental Growth
 Accumulation share
  value:
  Beginning of period
  (Note 2)............           --            --             --
  End of period.......           --            --             --
 Number of
  Accumulation Shares
  outstanding at end of
  period..............           --            --             --

                         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                        December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                            2000          1999          1998          1997          1996          1995          1994
                        ------------  ------------  ------------  ------------  ------------  ------------  ------------
Mid Cap Blend
 Accumulation share
 value:
 Beginning of period
  (Note 2)............       $10.00            --            --            --            --            --            --
  End of period.......       $10.38            --            --            --            --            --            --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............       81,931            --            --            --            --            --            --

Mid Cap Growth
 Accumulation share
 value:
 Beginning of period
  (Note 1)............       $34.56        $16.05        $11.71        $10.17        $10.00            --            --
  End of period.......       $21.86        $34.56        $16.05        $11.71        $10.17            --            --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............    2,335,238     1,715,355       565,369       435,918       266,458            --            --

Small/Mid Cap CORE
 Accumulation share
 value:
 Beginning of period
  (Note 3)............       $12.71        $10.70        $10.00            --            --            --            --
  End of period.......       $13.12        $12.71        $10.70            --            --            --            --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............      102,130        10,709         2,228            --            --            --            --

Small/Mid Cap Growth
 Accumulation share
 value:
 Beginning of period
  (Note 4)............       $18.83        $18.16        $17.43        $17.08        $13.29         $9.91        $10.00
  End of period.......       $20.28        $18.83        $18.16        $17.43        $17.08        $13.29         $9.91
 Number of
 Accumulation Shares
 outstanding at end of
 period...............      954,982     1,174,407     1,616,390     2,114,374     2,635,223     1,038,790       155,604

Small Cap Equity
 Accumulation share
 value:
 Beginning of period
  (Note 1)............       $11.96        $12.56        $13.54        $10.93        $10.00            --            --
  End of period.......       $10.74        $11.96        $12.56        $13.54        $10.93            --            --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............      378,428       474,891       577,049       516,651       160,674            --            --

                         Year Ended    Year Ended    Year Ended
                        December 31,  December 31,  December 31,
                            1993          1992          1991
                        ------------  ------------  ------------
Mid Cap Blend
 Accumulation share
 value:
 Beginning of period..           --            --             --
  (Note 2)
  End of period.......           --            --             --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............           --            --             --

Mid Cap Growth
 Accumulation share
 value:
 Beginning of period..           --            --             --
  (Note 1)
  End of period.......           --            --             --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............           --            --             --

Small/Mid Cap CORE
 Accumulation share
 value:
 Beginning of period..           --            --             --
  (Note 3)
  End of period.......           --            --             --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............           --            --             --

Small/mid Cap Growth
 Accumulation share
 value:
 Beginning of period..           --            --             --
  (Note 4)
  End of period.......           --            --             --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............           --            --             --

Small Cap Equity
 Accumulation share
 value:
 Beginning of period..           --            --             --
  (Note 1)
  End of period.......           --            --             --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............           --            --             --

                         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                        December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                            2000          1999          1998          1997          1996          1995          1994
                        ------------  ------------  ------------  ------------  ------------  ------------  ------------
Small Cap Value
 Accumulation share
 value:
 Beginning of period
  (Note 2)............       $10.00            --            --            --            --            --            --
  End of period.......       $11.39            --            --            --            --            --            --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............      197.490            --            --            --            --            --            --

Small Cap Growth
 Accumulation share
 value:
 Beginning of period
  (Note 1)............       $21.07        $12.54        $11.11         $9.86        $10.00            --            --
  End of period.......       $16.32        $21.07        $12.54        $11.11         $9.86            --            --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............    1,599,750       976,604       759,660       889,006       429,750            --            --

International Equity
 Index
 Accumulation share
 value:
 Beginning of period..       $20.74        $16.07        $13.49        $14.40        $13.39        $12.56        $13.56
  End of period.......       $16.89        $20.74        $16.07        $13.49        $14.40        $13.39        $12.56
 Number of
 Accumulation Shares
 outstanding at end of
 period...............    2,527,973     2,919,820     3,325,675     3,879,212     4,551,590     4,932,128     5,764,133

International
 Opportunites
 Accumulation share
 value:
 Beginning of period
  (Note 1)............       $16.05        $12.15        $10.63        $10.57        $10.00            --            --
  End of period.......       $13.24        $16.05        $12.15        $10.63        $10.57            --            --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............      485,112       319,153       331,522       313.120       218,939            --            --

International Equity
 Accumulation share
 value:
 Beginning of period
  (Note 2)............       $10.00            --            --            --            --            --            --
  End of period.......        $8.71            --            --            --            --            --            --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............        4,106            --            --            --            --            --            --

                         Year Ended    Year Ended    Year Ended
                        December 31,  December 31,  December 31,
                            1993          1992          1991
                        ------------  ------------  ------------
Small Cap Value
 Accumulation share
 value:
 Beginning of period..           --            --             --
  (Note 2)
  End of period.......           --            --             --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............           --            --             --

Small Cap Growth
 Accumulation share
 value:
 Beginning of period..           --            --             --
  (Note 1)
  End of period.......           --            --             --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............           --            --             --

International Equity
 Index
 Accumulation share
 value:
 Beginning of period..       $10.41        $10.74          $8.82
  End of period.......       $13.56        $10.41         $10.74
 Number of
 Accumulation Shares
 outstanding at end of
 period...............    2,508,258       609,805        274,463

International
 Opportunites
 Accumulation share
 value:
 Beginning of period..           --            --             --
  (Note 1)
  End of period.......           --            --             --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............           --            --             --

International Equity
 Accumulation share
 value:
 Beginning of period..           --            --             --
  (Note 2)
  End of period.......           --            --             --
 Number of
 Accumulation Shares
 outstanding at end of
 period...............           --            --             --

                               Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                              December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                  2000          1999          1998          1997          1996          1995          1994
                              ------------  ------------  ------------  ------------  ------------  ------------  ------------
Emerging Markets
 Equity
Accumulation share
 value:
 Beginning of period
  (Note 3)..............      $     16.57   $      9.27   $     10.00            --            --            --            --
 End of period..........      $      9.80   $     16.57   $      9.27            --            --            --            --
Number of
 Accumulation
 Shares outstanding
 at end of period.......          346,863       184,714           344            --            --            --            --
Real Estate Equity
Accumulation share
 value:
 Beginning of period....      $     20.03   $     20.66   $     25.16   $     21.76   $     16.59   $     14.98   $     14.76
 End of period..........      $     26.13   $     20.03   $     20.66   $     25.16   $     21.76   $     16.59   $     14.98
Number of
 Accumulation Shares
 outstanding at end of
 period.................        1,862,678     2,279,947     3,050,997     3,777,452     3,847,062     4,042,426     5,146,666
Managed
 Accumulation share
 value:
 Beginning of period....      $     27.95   $     25.98   $     21.88   $     18.69   $     17.12   $     13.66   $     14.16
 End of period..........      $     27.57   $     27.95   $     25.98   $     21.88   $     18.69   $     17.12   $     13.66
Number of
 Accumulation Shares
 outstanding at end of
 period.................       36,622,091    45,116,830    41,298,898    56,556,644    61,132,257    64,645,449    65,922,648
Aggressive Balanced
Accumulation share
 value:
 Beginning of period
  (Note 2)..............      $     10.00            --            --            --            --            --            --
 End of period..........      $      9.78            --            --            --            --            --            --
Number of
 Accumulation Shares
 outstanding at end of
 period.................            3,006            --            --            --            --            --            --
Global Balanced
Accumulation share
 value:
 Beginning of period
  (Note 1)..............      $     12.91   $     12.45   $     10.70   $     10.57   $     10.00            --            --
 End of period..........            11.57   $     12.91   $     12.45   $     10.70   $     10.57            --            --
Number of
 Accumulation Shares
 outstanding at end of
 period.................           67,637        96,279       120,080       163,070        72,243            --            --
Short-Term Bond
Accumulation share
 value:
 Beginning of period
  (Note 4)..............      $     12.38   $     12.19   $     11.68   $     11.14   $     10.90   $      9.92   $     10.00
 End of period..........      $     13.18   $     12.38   $     12.19   $     11.68   $     11.14   $     10.90   $      9.92
Number of
 Accumulation Shares
 outstanding at end of
 period.................          389,910       730,824       870,737       536,972       585,831       533,029        58,767

                                          Year Ended    Year Ended    Year Ended
                                         December 31,  December 31,  December 31,
                                             1993          1992          1991
                                         ------------  ------------  ------------
Emerging Markets
 Equity
Accumulation share
 value:
 Beginning of period
  (Note 3).................                        --            --             --
 End of period.............                        --            --             --
Number of
 Accumulation Shares
 outstanding at end of
 period....................                        --            --             --
Real Estate Equity
 Accumulation share
 value:
 Beginning of period.......              $      12.76  $      11.16  $        8.47
 End of period.............              $      14.76  $      12.76  $       11.16
Number of
 Accumulation Shares
 outstanding at end of
 period....................                 3,724,118       652,599        187,260
Managed
Accumulation share
 value:
 Beginning of period.......              $      12.87  $      12.12  $       10.07
 End of period.............              $      14.16  $      12.87  $       12.12
Number of
 Accumulation Shares
 outstanding at end of
 period....................                 6,174,089    33,205,067     12,531,323
Aggressive Balanced
Accumulation share
 value:
 Beginning of period
  (Note 2).................                        --            --             --
 End of period.............                        --            --             --
Number of
 Accumulation Shares
 outstanding at end of
 period....................                        --            --             --
Global Balanced
Accumulation share
 value:
 Beginning of period
  (Note 1).................                        --            --             --
 End of period.............                        --            --             --
Number of
 Accumulation Shares
 outstanding at end of
 period....................                        --            --             --
Short-Term Bond
Accumulation share
 value:
 Beginning of period
  (Note 4).................                        --            --             --
 End of period.............                        --            --             --
Number of
 Accumulation Shares
 outstanding at end of
 period....................                        --            --             --

                                   Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                      2000          1999          1998          1997          1996          1995          1994
                                  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Bond Index
Accumulation share
  value:
  Beginning of period
    (Note 3).................     $      9.61         $10.00        $10.00            --            --            --            --
  End of period..............     $     10.60          $9.61        $10.00            --            --            --            --
 Number of
  Accumulation Shares
  outstanding at end of
  period.....................          49,028          4,722            --            --            --            --            --
 Active Bond
 Accumulation share
  value:
  Beginning of period........      $    18.25     $    18.68   $     17.50   $     16.12   $     15.70   $     13.32   $     13.83
  End of period..............      $    19.87     $    18.25   $     18.68   $     17.50   $     16.12   $     15.70   $     13.32
 Number of
  Accumulation Shares
  outstanding at end of
  period.....................       6,881,919      8,802,436    10,563,708    11,346,956    12,517,535    13,974,544    14,093,236
 Active Bond II
 Accumulation share
  value:
  Beginning of period
    (Note 2).................      $    10.00             --            --            --            --            --            --
  End of period..............      $    10.32             --            --            --            --            --            --
 Number of
  Accumulation Shares
  outstanding at end of
  period.....................              --             --            --            --            --            --            --
 High Yield Bond
 Accumulation share
  value:
  Beginning of period
    (Note 3).................      $    10.25     $     9.89   $     10.00            --            --            --            --
  End of period..............      $     9.01     $    10.25   $      9.89            --            --            --            --
 Number of
  Accumulation Shares
  outstanding at end of
  period.....................          56,112         56,202        21,222            --            --            --            --
 Global Bond
 Accumulation share
  value:
  Beginning of period
    (Note 1).................      $    11.80     $    12.24   $     11.37   $     10.57   $     10.00            --            --
  End of period..............      $    13.04     $    11.80   $     12.24   $     11.37   $     10.57            --            --
 Number of
  Accumulation Shares
  outstanding at end of
  period......................        261,366        339,429       601,162       252,183       239,685            --            --


                                    Year Ended    Year Ended    Year Ended
                                   December 31,  December 31,  December 31,
                                       1993          1992          1991
                                   ------------  ------------  ------------
 Bond Index
 Accumulation share
  value:
  Beginning of period
    (Note 3).................               --            --             --
  End of period..............               --            --             --
 Number of
  Accumulation Shares
  outstanding at end of
  period.....................               --            --             --
 Active Bond
 Accumulation share
  value:
  Beginning of period
  End of period..............      $     12.69    $    11.95     $    10.39
 Number of...................      $     13.86    $    12.69     $    11.95
  Accumulation Shares........       14,069,545     9,659,805      4,799,666
  outstanding at end of
  period
 Active Bond II
 Accumulation share
  value:
  Beginning of period
    (Note 2).................               --            --             --
  End of period
 Number of...................               --            --             --
  Accumulation Shares........               --            --             --
  outstanding at end of
  period
 High Yield Bond
 Accumulation share
  value:
  Beginning of period
    (Note 3).................               --            --             --
  End of period
 Number of...................               --            --             --
  Accumulation Shares.........               --            --             --
  outstanding at end of
  period
 Global Bond
 Accumulation share
  value:
  Beginning of period
    (Note 1).................               --            --             --
  End of period
 Number of...................               --            --             --
  Accumulation Shares........               --            --             --
  outstanding at end of
  period

                                    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                   December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                       2000          1999          1998          1997          1996          1995          1994
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Money Market
Accumulation share value:
  Beginning of period.............     $13.91        $13.42        $12.91        $12.41        $11.95        $11.46        $11.16
  End of period...................     $14.58        $13.91        $13.42        $12.91        $12.41        $11.95        $11.46
Number of Accumulation Shares
  outstanding at end of period....  3,153,144     5,546,414     4,372,907     3,202,804     3,579,555     3,658,467     3,625,288


                                    Year Ended    Year Ended    Year Ended
                                   December 31,  December 31,  December 31,
                                       1993          1992          1991
                                   ------------  ------------  ------------
Money Market
Accumulation share value:
  Beginning of period...........       $10.98        $10.74         $10.28
  End of period.................       $11.16        $10.98         $10.74
Number of Accumulation Shares
  outstanding at end of period...   1,718,995     1,300,491      1,002,412

     (1)  Values shown for 1996 begin May 1, 1996.
     (2)  Values shown for 2000 begin May 1, 2000.
     (3)  Values shown for 1998 begin May 1, 1998.
     (4)  Values shown for 1994 begin September 23, 1994.

             APPENDIX A - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

Assume The Following Facts:

     On January 1, 1997, you make a $5000 initial premium payment and we issue you a contract.

     On January 1, 1998, you make a $1000 premium payment

     On January 1, 1999, you make a $1000 premium payment.

     On January 1, 2000, the total value of your contract is $9000 because of good investment earnings.

Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $399.89. We withdraw a total of $6399.89 from your contract.

     $6000.00 -- withdrawal request payable to you
     + 399.89 -- withdrawal charge payable to us
     --------
     $6399.89 -- total amount withdrawn from your contract

Here Is How We Determine The Withdrawal Charge:

1. We first reduce your $5000 initial premium payment by the three annual $30 contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your contract.

     $5000
       -30 -- 1998 contract fee payable to us
       -30 -- 1999 contract fee payable to us
       -30 -- 2000 contract fee payable to us
     -----
     $4910 -- amount of your initial premium payment we would consider to be withdrawn.

     Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial premium payment 3 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $280.70 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3729.30 to you as a part of your withdrawal request.

     $4910
      -900 -- free withdrawal amount (payable to you)
     -----
     $4010
     x .07
     $280.70 -- withdrawal charge on initial premium payment (payable to us)

     $4010.00
      -280.70
      3729.30 -- part of withdrawal request payable to you

2. We next deem the entire amount of your 1998 premium payment to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 8%. We deduct the resulting $80 from your contract to cover the withdrawal charge on your 1998 premium payment. We pay the remainder of $920 to you as a part of your withdrawal request.

     $1000
     x .08
     -----
       $80 -- withdrawal charge on 1998 premium payment (payable to us)

     $1000
      - 80
      ----
      $920 -- part of withdrawal request payable to you

3. We next determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3729.30 from your initial premium payment, and $920 from your 1999 premium payment. Therefore, $450.70 is needed to reach $6000.

     $6000.00 -- total withdrawal amount requested
      -900.00 -- free withdrawal amount
     -3729.30 -- payment deemed from initial premium payment
      -920.00 -- payment deemed from 1998 premium payment
      -------
      $450.70 -- additional payment to you needed to reach $6000

     We know that the withdrawal charge percentage for this remaining amount is 8%, because you are already deemed to have withdrawn all premiums you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

     Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

     $450.70 = x - [.08x]
     $450.70 = .92x

     $450.7
     ------
       0.92 = x

     $489.89 = x

     $489.89 -- deemed withdrawn from 1999 premium payment
      -$450.70 -- part of withdrawal request payable to you
      --------
        $39.19 -- withdrawal charge on 1999 premium deemed withdrawn (payable to us)
       $280.70 -- withdrawal charge on the initial premium payment
       $ 80.00 -- withdrawal charge on the 1998 premium payment
       $ 39.19 -- withdrawal charge on the 1999 premium payment
       -------
       $399.89 -- Total withdrawal charge

                      Statement of Additional Information

                                  May 1, 2001

                         INDEPENDENCE VARIABLE ANNUITY

           deferred combination fixed and variable annuity contracts
                                   funded in

                      John Hancock Life Insurance Company
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                              __________________


     This statement of additional information ("SAI"), dated May 1, 2001 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account U (the "Account") dated May 1, 2001, for the contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, 529 Main Street (X-4), Charlestown, Massachusetts 02129, telephone number 1-800-732-5543.

                               TABLE OF CONTENTS

                               _________________


                                                                  Page of SAI
                                                                  -----------
Distribution...................................................        2
Calculation of Performance Data................................        2
Other Performance Information..................................        5
Calculation of Annuity Payments................................        6
Additional Information About Determining Unit Values...........        8
Purchases and Redemptions of Fund Shares.......................        8
The Account....................................................        9
Delay of Certain Payments......................................        9
Liability for Telephone Transfers..............................        9
Voting Privileges..............................................       10
Financial Statements...........................................       11

DISTRIBUTION

     The distribution of the variable annuity contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and Signator, the amounts we paid under that agreement for such services were as follows:

                   Year               Amount Paid to Signator
                   ----               -----------------------
                   2000                     $29,888,062
                   1999                     $16,109,205
                   1998                     $20,106,869


CALCULATION OF PERFORMANCE DATA

     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

Money Market Variable Investment Options

     We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but any charge for premium taxes and optional benefits are not.

     The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield    = (Base period return + 1)/(365/7)/ - 1


     For the 7-day period ending December 31, 2000, the Money Market variable investment option's current yield was 4.98% and its effective yield was 5.11%.


Other Variable Investment Options

       "Standardized" Total Return

     Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

     We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                            P x ( 1 + T )/n/ = ERV


               where P = a hypothetical initial premium payment of $1,000 T = average annual total return n = number of years
                         ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

     The following table shows average total returns for the variable investment options, other than the money market options, that were available on December 31, 2000. The table shows values for one, three, five and ten year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. The table also shows values from the date a variable investment option was first available in the Account. Returns of less than one year are not annualized.

     On the basis described above, the following table shows the average total return for each variable investment option available on December 31, 2000 for the periods ended December 31, 2000:

-----------------------------------------------------------------------------------------------------------------------------------
                                          For the          For the          For the           For the          From        Date of
                                       1 Year Period    3 Year Period    5 Year Period    10 Year Period     Inception    Inception
                                           Ended            Ended            Ended             Ended       in Account to      in
     Variable Investment Option*         12/31/00          12/31/00        12/31/00          12/31/00        12/31/00      Account
     ---------------------------         --------          --------        --------          --------        --------     ---------
Equity Index.........................      (17.73%)           8.94%             N/A               N/A           15.34%     04/30/96
Growth & Income......................      (21.66%)           6.24%           13.22%            13.95%          12.57%     03/28/86
Large Cap Value......................        4.25%            5.07%             N/A               N/A           11.86%     04/30/96
Large Cap Value CORE.................       (3.55%)            N/A              N/A               N/A           (0.25%)    08/30/99
Large Cap Value CORE II..............         N/A              N/A              N/A               N/A            0.04%     06/29/00
LargeCap Growth......................      (26.42%)           9.17%           14.89%            14.60%          12.14%     03/28/86
Large  Cap Aggressive Growth.........      (27.30%)            N/A              N/A               N/A           (8.69%)    08/30/99
Large Mid Cap Value..................        4.70%             N/A              N/A               N/A            6.95%     08/30/99
Large/Mid Cap Value II...............       19.57%            2.88%             N/A               N/A           11.58%     04/30/96
Fundamental Growth...................      (11.65%)            N/A              N/A               N/A           28.64%     08/30/99
Mid Cap Blend........................        9.83%             N/A              N/A               N/A           16.53%     08/30/99
Mid Cap Growth.......................      (44.28%)          21.83%             N/A               N/A           17.53%     04/30/96
Small/Mid Cap CORE...................       (4.03%)            N/A              N/A               N/A            0.88%     04/30/98
Small/Mid Cap Growth.................        0.55%            3.25%            8.05%              N/A           10.86%     05/05/94
Small Cap Equity.....................      (17.48%)         (10.03%)            N/A               N/A            0.23%     04/30/96
Small Cap Value......................       25.35%             N/A              N/A               N/A           22.59%     08/30/99
Small Cap Growth.....................      (29.95%)          12.09%             N/A               N/A           10.15%     04/30/96
International Equity Index...........      (25.96%)           5.96%            3.86%             6.68%           5.70%     05/05/88
International Opportunities..........      (24.90%)           5.78%             N/A               N/A            5.10%     04/30/96
International Equity.................      (22.92%)            N/A              N/A               N/A           (3.84%)    08/30/99
Emerging Markets Equity..............      (48.43%)            N/A              N/A               N/A          (13.85%)    04/30/98
Real Estate Equity...................       22.40%           (1.12%)           8.59%            11.80%           7.67%     05/16/88
Managed..............................       (8.61%)           6.20%            9.27%            10.56%           9.46%     03/28/86
Aggressive Balanced..................      (10.16%)            N/A              N/A               N/A           (2.79%)    08/30/99
Global Balanced......................      (17.67%)           0.59%             N/A               N/A            1.94%     04/30/96
Short-Term Bond......................       (0.71%)           2.12%            2.92%              N/A            3.62%     05/01/94
Bond Index...........................        3.09%             N/A              N/A               N/A            1.95%     04/30/98
Active Bond..........................        1.75%            2.36%            3.91%             6.67%           6.50%     03/28/86

-----------------------------------------------------------------------------------------------------------------------------------
                                          For the          For the          For the           For the          From        Date of
                                       1 Year Period    3 Year Period    5 Year Period    10 Year Period     Inception    Inception
                                           Ended            Ended            Ended             Ended       in Account to      in
     Variable Investment Option*         12/31/00          12/31/00        12/31/00          12/31/00        12/31/00      Account
     ---------------------------         --------          --------        --------          --------        --------     ---------
Active Bond II......................          N/A              N/A              N/A               N/A           (0.97%)    06/29/00
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond.....................       (19.38%)            N/A              N/A               N/A           (7.88%)    04/30/98
Global Bond.........................         3.28%            2.72%             N/A               N/A            4.74%     04/30/96
------------------------------------------------------------------------------------------------------------------------------------

 * Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

       Yield

     We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:


                         Yield = 2[(a-b + 1)/6/ - 1]
                                    ---
                                    cd


where: a = net investment income earned during the period by the fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period d = the offering price per accumulation unit on the last day of the period

     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Charges for premium taxes or optional rider benefits are not reflected in the calculation.

     "Non -Standardized" Performance

     We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, or charges for optional rider benefits described in the prospectus.

     The following table shows Account level "non-standardized" average total return for each variable investment option, except the money market variable investment options, that were available on 12/31/00. The table shows values for one, three, five and ten year periods, or fractional period thereof starting on the date a fund commenced operations. The table also shows values from the date of inception of a fund. Returns of less than 1 year are not annualized. Each of the periods shown ended December 31, 2000.

     Although a variable investment option under the Independence Variable Annuity contracts may not have existed during all the periods shown, we have adjusted the returns of the variable investment options by the contracts' asset-based charge.

Past performance is not a guarantee of future results.

------------------------------------------------------------------------------------------------------------------------------------
                                             For the         For the          For the          For the        From         Date of
                                          1 Year Period   3 Year Period    5 Year Period   10 Year Period   Inception     Inception
                                              Ended           Ended            Ended           Ended        of Fund to       of
       Variable Investment Option*          12/31/00        12/31/00         12/31/00        12/31/00       12/31/00       Fund**
       ---------------------------          --------        --------         --------        --------       --------       ------
Equity Index............................      (10.41%)        (10.64%)            N/A            N/A         16.08%      04/30/96
Growth & Income.........................      (14.31%)          8.04%           13.83%         13.97%        12.59%      03/28/86
Large Cap Value.........................       11.40%           6.92%             N/A            N/A         12.70%      04/30/96
Large Cap Value CORE....................        3.66%            N/A              N/A            N/A          5.08%      08/30/99
Large Cap Value CORE II.................         N/A             N/A              N/A            N/A          7.26%      06/29/00
Large Cap Growth........................      (19.03%)         10.86%           15.45%         14.62%        12.16%      03/28/86
Large  Cap Aggressive Growth............      (19.90%)           N/A              N/A            N/A         (3.15%)     08/30/99
Large Mid Cap Value.....................       11.84%            N/A              N/A            N/A         12.12%      08/30/99
Large/Mid Cap Value II..................       26.60%           4.82%             N/A            N/A         12.43%      04/30/96
Fundamental Growth......................       (4.38%)           N/A              N/A            N/A         33.39%      08/30/99
Mid Cap Blend...........................       16.93%            N/A              N/A            N/A         21.50%      08/30/99
Mid Cap Growth..........................      (36.75%)         23.12%             N/A            N/A         18.21%      04/30/96
Small/Mid Cap CORE......................        3.18%            N/A              N/A            N/A          3.48%      04/30/98
Small/Mid Cap Growth....................        7.73%           5.17%            8.81%           N/A         11.28%      05/05/94
Small Cap Equity........................      (10.16%)         (7.42%)            N/A            N/A          1.55%      04/30/96
Small Cap Value.........................       32.33%            N/A              N/A            N/A         27.45%      08/30/99
Small Cap Growth........................      (22.53%)         13.68%             N/A            N/A         11.05%      04/30/96
International Equity Index..............      (18.57%)          7.77%            4.77%          6.70%         5.72%      05/05/88
International Opportunities.............      (17.52%)          7.60%             N/A            N/A          6.19%      04/30/96
International Equity....................      (15.56%)           N/A              N/A            N/A          1.57%      08/30/99
Emerging Markets Equity.................      (40.86%)           N/A              N/A            N/A        (10.41%)     04/30/98
Real Estate Equity......................       29.40%           1.00%            9.33%         11.82%         7.69%      05/16/88
Managed.................................       (1.36%)          8.00%            9.99%         10.58%         9.48%      03/28/86
Aggressive Balanced.....................       (2.90%)           N/A              N/A            N/A          2.60%      08/30/99
Global Balanced.........................      (10.35%)          2.63%             N/A            N/A          3.17%      04/30/96
Short-Term Bond.........................        6.48%           4.09%            3.87%           N/A          4.27%      05/01/94
Bond Index..............................       10.25%            N/A              N/A            N/A          4.50%      04/30/98
Active Bond.............................        8.92%           4.32%            4.82%          6.69%         6.52%      03/28/86
Active Bond II..........................         N/A             N/A              N/A            N/A          6.25%      06/29/00
High Yield Bond.........................      (12.05%)           N/A              N/A            N/A         (4.82%)     04/30/98
Global Bond.............................       10.44%           4.67%             N/A            N/A          5.84%      04/30/96
------------------------------------------------------------------------------------------------------------------------------------

 * Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

 **  or since inception of a predecessor to the applicable fund.

Other Performance Information

     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

     We also use Ibottson and Associates, CDA Weisenberger, and F.C. Towers for comparison purposes, as well as the Russell and Wilshire indexes. We may also use performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

CALCULATION OF ANNUITY PAYMENTS

Calculation of annuity units

     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

     For each variable investment option, we then divide:

                              ----------------------------------------
                                   the resulting value (minus any
                                        premium tax charge)

                                                 by

                                               $1,000
                              ----------------------------------------



and multiply the result by
                              ----------------------------------------
                              the applicable annuity purchase rate set
                                forth in the contract and reflecting


                               (1) the age and, possibly, sex of the
                                             payee and


                               (2) the assumed investment rate
                                         (discussed below)
                              ----------------------------------------

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

     We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

                               --------------------------------------
                                 the amount of the initial monthly
                                   variable annuity payment from
                                    that variable annuity option

                                                 by

                                   the annuity unit value of that
                               variable investment option as of 10
                                calendar days prior to the date the
                                       initial payment is due
                               --------------------------------------

     For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.79 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $277.92.

                          4000.000 x 12.000000 x 5.79
                          ---------------------------
                                     1,000

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 198.514 ($277.92/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $278.91 (198.514 x $1.405000).

Annuity unit values

     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be
       0.99990575. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality tables

     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net investment rate

     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding fund for that period (assuming reinvestment of all dividends and other distributions from the fund), less

(2) for each calendar day in the period, a deduction of 0.003836% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of units and values

     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical example illustrating the calculation of accumulation unit values and annuity unit values

     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $153.44 assuming a one day period. The $153.44 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003836. By substituting in the first formula above, the net investment rate is equal to $3846.56 ($2000 + $3000 - $1000 -$153.44) divided by $4,000,000 or 0.00096164.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .00096164)] or $11.260818. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .00096164) x
 .99990575] or $1.0859410. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

PURCHASES AND REDEMPTIONS OF FUND SHARES

     John Hancock purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Series Fund, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Fund share for each fund determined on that same date.

THE ACCOUNT

     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

DELAY OF CERTAIN PAYMENTS

     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)    when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

LIABILITY FOR TELEPHONE TRANSFERS

     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 .      requiring personal identification,

 .      tape recording calls, and

 .      providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

VOTING PRIVILEGES

     Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                     ------------------------------------
                           the total value of your
                        accumulation units value in a
                          variable investment option

                                  divided by


                       the net asset value of 1 share of
                            the corresponding fund
                     ------------------------------------

     At a shareholders' meeting, you may give instructions regarding:

       (1) the election of a Board of Trustees,

       (2) the ratification of the selection of independent auditors,

       (3) the approval of a Series Fund's investment management agreements,

       (4) and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Life Insurance Company

     We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. Our audits also included the financial statement schedules included on pages 124 through 128. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2000 and 1999, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. Also in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                           /S/ ERNST & YOUNG LLP
Boston, Massachusetts
March 16, 2001

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                                                    December 31,
                                                                                ---------------------
                                                                                   2000       1999
                                                                                ---------   ---------
                                                                                   (in millions)
Assets
Investments--Notes 3 and 4
Fixed maturities:
  Held-to-maturity--at amortized cost
   (fair value: 2000--$11,651.2; 1999--$13,438.7).............................  $11,888.6   $13,790.2
  Available-for-sale--at fair value (cost: 2000--$15,790.3; 1999--$17,150.9)..   16,023.5    16,959.2
Equity securities:
  Available-for-sale--at fair value (cost: 2000--$830.6; 1999--$1,086.2)......    1,094.9     1,230.2
  Trading securities--at fair value (cost: 2000--$193.4; 1999--$53.8).........      231.6        84.1
Mortgage loans on real estate.................................................    8,968.9    10,733.0
Real estate...................................................................      519.0       548.5
Policy loans..................................................................      428.6     1,938.8
Short-term investments........................................................      151.9       166.9
Other invested assets.........................................................    1,353.0     1,311.1
                                                                                ---------   ---------
  Total Investments...........................................................   40,660.0    46,762.0
Cash and cash equivalents.....................................................    2,841.2     1,797.7
Accrued investment income.....................................................      585.9       652.0
Premiums and accounts receivable..............................................      210.8       215.6
Deferred policy acquisition costs.............................................    2,388.5     3,142.7
Reinsurance recoverable--Note 9...............................................    2,829.0     2,246.0
Other assets..................................................................    2,100.6     1,724.8
Closed block assets--Note 6...................................................    9,710.0          --
Separate accounts assets......................................................   26,454.8    28,047.6
                                                                                ---------   ---------
  Total Assets................................................................  $87,780.8   $84,588.4
                                                                                =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                    December 31,
                                                                                  2000        1999
                                                                                ---------   ---------
                                                                                    (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits......................................................    $22,996.4   $31,106.2
Policyholders' funds........................................................     15,722.9    15,562.3
Unearned revenue............................................................        671.3       490.2
Unpaid claims and claim expense reserves....................................        253.7       358.9
Dividends payable to policyholders..........................................        130.8       472.8
Short-term debt--Note 7.....................................................        245.3       453.8
Long-term debt--Note 7......................................................        534.0       536.9
Income taxes--Note 5........................................................        428.8       161.8
Other liabilities...........................................................      2,600.7     2,551.2
Closed block liabilities--Note 6............................................     12,035.9          --
Separate accounts liabilities...............................................     26,454.8    28,047.6
                                                                                ---------   ---------
  Total Liabilities.........................................................     82,074.6    79,741.7
Minority interest--Note 8...................................................        290.3        93.5
Commitments and contingencies--Note 11
Shareholder's Equity--Note 12...............................................
Common stock, $10,000 par value; 1,000 shares authorized and outstanding....         10.0          --
Additional paid in capital..................................................      4,998.9          --
Retained earnings...........................................................        330.1     4,782.9
Accumulated other comprehensive income (loss)...............................         76.9       (29.7)
                                                                                ---------   ---------
  Total Shareholder's Equity................................................      5,415.9     4,753.2
                                                                                ---------   ---------
  Total Liabilities and Shareholder's Equity................................    $87,780.8   $84,588.4
                                                                                =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                    Year Ended December 31,
                                                                                 ------------------------------
                                                                                   2000       1999        1998
                                                                                 ---------  ---------  ----------
                                                                                         (in millions)
Revenues
Premiums.......................................................................  $2,190.4   $2,411.3    $2,109.0
Universal life and investment-type product charges.............................     746.7      703.3       597.0
Net investment income--Note 3..................................................   3,251.0    3,568.5     3,328.0
Net realized investment gains, net of related amortization of deferred policy acquisition costs and amounts credited to participating pension
 contractholders ($6.0, $85.8 and $120.3, respectively)--Notes 1, 3, and 13....      83.9      175.2       106.1
Investment management revenues, commissions and other fees.....................     764.8      680.9       659.7
Other revenue (expense)........................................................     (13.9)       0.1        10.3
Contribution from the closed block--Note 6.....................................     124.1         --          --
                                                                                 --------   --------    --------
  Total revenues...............................................................   7,147.0    7,539.3     6,810.1
Benefits and expenses
Benefits to policyholders, excluding amounts related to net realized investment gains credited to participating pension contractholders
 ($6.9, $35.3, $79.1, respectively)--Notes 1, 3, and 13........................   4,092.5    5,133.0     4,082.6
Other operating costs and expenses.............................................   1,507.7    1,384.4     1,357.8
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment gains (losses) (($0.9), $50.5 and
 $41.2, respectively)--Notes 1, 3 and 13.......................................     183.8      164.2       261.2
Dividends to policyholders.....................................................     157.3      501.6       473.2
Demutualization expenses.......................................................      10.6       96.2        18.0
                                                                                 --------   --------    --------
  Total benefits and expenses..................................................   5,951.9    7,279.4     6,192.8
                                                                                 --------   --------    --------
Income before income taxes, minority interest and cumulative effect of
 accounting change.............................................................   1,195.1      259.9       617.3
Income taxes--Note 5...........................................................     344.4       97.9       174.1
                                                                                 --------   --------    --------
Income before minority interest and cumulative effect of accounting change.....     850.7      162.0       443.2
Minority interest--Note 8......................................................     (10.6)      (1.6)       (1.1)
                                                                                 --------   --------    --------
Income before cumulative effect of accounting change...........................     840.1      160.4       442.1
Cumulative effect of accounting change, net of tax--Note 1.....................        --       (9.7)         --
                                                                                 --------   --------    --------
Net income.....................................................................  $  840.1   $  150.7    $  442.1
                                                                                 ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                                          Accumulated
                                                                  Additional                  Other           Total
                                                          Common   Paid In    Retained    Comprehensive    Shareholder's
                                                          Stock    Capital    Earnings    Income (Loss)       Equity
                                                          ------  ----------  ---------   -------------    -------------
(in millions)
Balance at January 1, 1998...............................                     $4,190.1      $ 446.7         $4,636.8
Comprehensive income:
 Net income..............................................                        442.1                         442.1
Other comprehensive income, net of tax:
 Net unrealized gains (losses)...........................                                    (148.6)          (148.6)
 Foreign currency translation adjustment.................                                      (6.0)            (6.0)
 Minimum pension liability...............................                                      (8.8)            (8.8)
                                                                                                            --------
Comprehensive income.....................................                                                      278.7
                                                                              --------      -------         --------
Balance at December 31, 1998.............................                      4,632.2        283.3          4,915.5
Comprehensive income:
 Net income..............................................                        150.7                         150.7
Other comprehensive income, net of tax:
 Net unrealized gains (losses)...........................                                    (307.0)          (307.0)
 Foreign currency translation adjustment.................                                      16.9             16.9
 Minimum pension liability...............................                                     (22.9)           (22.9)
                                                                                                            --------
Comprehensive income.....................................                                                     (162.3)
                                                                              --------      -------         --------
Balance at December 31, 1999.............................                     $4,782.9      $ (29.7)        $4,753.2
                                                                              ========      =======         ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

             CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                 EQUITY AND COMPREHENSIVE INCOME--(CONTINUED)

                                                                                             Accumulated
                                                                    Additional                   Other           Total
                                                            Common    Paid In    Retained    Comprehensive    Shareholder's
                                                             Stock    Capital    Earnings    Income (Loss)       Equity
                                                            ------  ----------  ----------   -------------    -------------
(in millions)
Balance at December 31, 1999............................       --          --   $ 4,782.9      $(29.7)         $4,753.2
Demutualization transaction.............................    $10.0    $4,956.4    (4,826.9)                        139.5
Comprehensive income:
 Net income before demutualization......................                             44.0                          44.0
 Net income after demutualization.......................                            796.1                         796.1
                                                                                ---------                      --------
 Net income for the year................................                            840.1                         840.1
Other comprehensive income, net of tax:
 Net unrealized gains (losses)..........................                                        122.0             122.0
 Foreign currency translation adjustment................                                        (19.1)            (19.1)
 Minimum pension liability..............................                                          8.2               8.2
                                                                                               ------          --------
Comprehensive income....................................                                                          951.2
Capital contributions from parent company...............                 42.5                                      42.5
Dividend paid to parent company.........................                           (466.0)                       (466.0)
Minority interest.......................................                                         (4.5)             (4.5)
                                                            -----    --------   ---------      ------          --------
Balance at December 31, 2000............................    $10.0    $4,998.9   $   330.1      $ 76.9          $5,415.9
                                                            =====    ========   =========      ======          ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                 Year Ended December 31,
                                                                           ------------------------------------
                                                                             2000         1999          1998
                                                                           ---------   ----------    ----------
                                                                                      (in millions)
Cash flows from operating activities:
 Net income..............................................................  $   840.1   $    150.7    $    442.1
  Adjustments to reconcile net income to net cash provided by operating activities:
  Amortization of discount--fixed maturities.............................     (121.8)       (77.9)        (55.6)
  Realized investment gains, net.........................................      (83.9)      (175.2)       (106.1)
  Change in deferred policy acquisition costs............................     (334.0)      (281.3)       (173.8)
  Depreciation and amortization..........................................       98.6         74.3          90.2
  Net cash flows from trading securities.................................     (147.5)       (16.2)          4.2
  (Increase) decrease in accrued investment income.......................      (70.0)      (116.3)         21.9
  Decrease in premiums and accounts receivable...........................        0.8         11.8         131.3
  Increase in other assets and other liabilities, net....................     (546.4)      (218.7)       (427.4)
  Increase in policy liabilities and accruals, net.......................    1,776.9      2,253.6       1,347.4
  Loss on sale of subsidiaries...........................................         --         21.3            --
  Increase (decrease) in income taxes....................................      434.6         (4.2)         16.6
  Initial cash transferred to the closed block...........................     (158.6)          --            --
  Contribution from the closed block.....................................     (124.1)          --            --
                                                                           ---------   ----------    ----------
Net cash provided by operating activities................................    1,564.7      1,621.9       1,290.8
Cash flows from investing activities:
  Sales of:
  Fixed maturities held-to-maturity......................................         --         28.7           8.5
  Fixed maturities available-for-sale....................................    4,896.8      9,824.0      21,079.2
  Equity securities available-for-sale...................................      742.9        182.7         249.2
  Real estate............................................................       66.4      1,286.3         640.3
  Short-term investments and other invested assets.......................      101.9        764.4         926.3
Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity......................................    1,553.9      1,777.1       2,166.9
  Fixed maturities available-for-sale....................................    1,394.2      1,880.3       2,162.3
  Short-term investments and other invested assets.......................      459.9        311.8          79.4
  Mortgage loans on real estate..........................................    1,429.9      1,509.0       1,849.8
Purchases of:
  Fixed maturities held-to-maturity......................................   (1,860.8)    (2,715.1)     (2,428.5)
  Fixed maturities available-for-sale....................................   (7,553.0)   (12,660.6)    (24,118.7)
  Equity securities available-for-sale...................................     (511.6)      (384.1)       (384.5)
  Real estate............................................................      (46.0)      (197.2)       (152.0)
  Short-term investments and other invested assets.......................     (818.5)      (715.4)     (1,103.0)
  Mortgage loans on real estate issued...................................   (1,605.8)    (2,410.7)     (2,265.3)
 Cash received related to acquisition of business........................      141.3           --            --
  Net cash received (paid) related to sale of subsidiaries...............      267.2       (206.5)           --
  Net cash paid for acquisition of subsidiary............................         --       (200.4)           --
 Other, net..............................................................       22.8         (7.9)        (13.0)
                                                                           ---------   ----------    ----------
 Net cash used in investing activities...................................   (1,318.5)    (1,933.6)     (1,303.1)
                                                                           =========   ==========    ==========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                 Year Ended December 31,
                                                                           ----------------------------------
                                                                              2000        1999        1998
                                                                           ---------   ---------   ----------
                                                                                     (in millions)
Cash flows from financing activities:
 Issuance of common stock................................................. $    10.0          --           --
 Contribution from Parent.................................................   1,552.0
 Payments to eligible policyholders under
  Plan of Reorganization..................................................  (1,076.7)         --           --
 Dividend paid to parent company..........................................    (466.0)         --           --
 Proceeds from issuance of preferred stock................................        --   $    68.2           --
 Universal life and investment--type contract deposits....................   8,148.3     8,365.9    $ 8,214.8
 Universal life and investment-type contract maturities and withdrawals...  (7,158.8)   (8,144.0)    (7,204.1)
 Issuance of long-term debt...............................................      20.0         6.0         77.0
 Repayment of long-term debt..............................................     (73.2)      (15.5)      (298.1)
 Net (decrease) increase in commercial paper..............................    (158.3)      (30.5)        60.4
                                                                           ---------   ---------    ---------
  Net cash provided by financing activities...............................     797.3       250.1        850.0
                                                                           ---------   ---------    ---------
  Net increase (decrease) in cash and cash equivalents....................   1,043.5       (61.6)       837.7
Cash and cash equivalents at beginning of year............................   1,797.7     1,859.3      1,021.6
                                                                           ---------   ---------    ---------
Cash and cash equivalents at end of year.................................. $ 2,841.2   $ 1,797.7    $ 1,859.3
                                                                           =========   =========    =========

The accompanying notes are an integral part of these consolidated financial statement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1--Summary of Significant Accounting Policies

     John Hancock Life Insurance Company (the Company), formerly known as John Hancock Mutual Life Insurance Company (the Mutual Company) and Subsidiaries, is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services.

  Reorganization and Initial Public Offering

     In connection with the Mutual Company's Plan of Reorganization (the Plan), effective February 1, 2000, the Mutual Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly-owned subsidiary of John Hancock Financial Services, Inc. (JHFS or the parent company), which is a holding company. All policyholder membership interests in the Mutual Company were extinguished on that date and eligible policyholders of the Mutual Company received, in the aggregate, 212.8 million shares of common stock, $1,438.7 million of cash and $43.7 million policy credits as compensation. In addition, the Company established a closed block, to fund the guaranteed benefits and dividends of certain participating insurance policies. In connection with the Plan, the Mutual Company changed its name to John Hancock Life Insurance Company.

     In addition, on February 1, 2000, JHFS completed its initial public offering (IPO) in which 102.0 million shares of common stock were issued at a price of $17.00 per share. Net proceeds from the IPO were $1,657.7 million, of which $105.7 million was retained by JHFS and $1,552.0 million was contributed to the Company.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries. Less than majority-owned entities in which the Company has at least a 20% interest are accounted for using the equity method. All significant intercompany transactions and balances have been eliminated.

     As of October 1, 2000, the Company sold 100% of the common stock of John Hancock Reassurance Company Ltd. (JHReCO), a Bermuda based subsidiary, to JHFS for cash of $44.9 million. The sale has been accounted for as a de-pooling of interests, and accordingly all prior period consolidated financial statements have been restated to exclude the results of operations, financial position, and cash flows of JHReCO from the Company's financial statements. No gain or loss was recognized on the transaction.

     The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  Investments

     In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Bonds and mortgage-backed securities which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

     Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity as described above. Impairments in value deemed to be other than temporary are reported as a component of realized investment gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net investment income.

     Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of realized investment gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

     Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of realized investment gains (losses).

     Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of realized investment gains (losses). The Company does not depreciate real estate to be disposed of. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a carrying value of $43.7 million, $979.7 million and $512.0 million were sold in 2000, 1999 and 1998, respectively. As of December 31, 2000, the plan to divest the Company of the majority of its commercial real estate portfolio is substantially complete.

     Policy loans are carried at unpaid principal balances which approximate fair value.

     Short-term investments are carried at amortized cost.

     Partnership and joint venture interests in which the Company does not have control or a majority ownership interest are recorded using the equity method of accounting and included in other invested assets.

     Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs and amounts credited to participating pension contractholder accounts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  Derivative Financial Instruments

     The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, and foreign exchange rate fluctuations, and to manage duration mismatch of assets and liabilities. The Company also uses equity collar agreements to reduce its exposure to market fluctuations in certain equity securities.

     The Company uses futures contracts principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts and funding agreements. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield.

     The Company uses interest rate swap, cap and floor agreements and swaptions for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to more closely match its liabilities. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal) to hedge against rising and falling interest rates. Swaptions entitle the Company to receive settlement payments from other parties on specified expiration dates, contingent on future interest rates. The amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount.

     Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates.

     The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call option that limits the Company's potential for gain from appreciation in the stock price as well as a put option that limits the Company's potential for loss from a decline in the stock price.

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability.

     The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income. The related amounts due to or from counterparties are included in accrued investment income receivable or payable.

     Premiums paid for interest rate cap and floor agreements and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the agreements. The unamortized premium is included in other assets. Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income. Settlements received on swaptions are deferred and amortized over the life of the hedged assets as an adjustment to yield.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements which hedge instruments designated as available-for-sale are adjusted to fair value with the resulting unrealized gains and losses, net of related taxes, included in shareholder's equity. The net unrealized gain (losses) on derivatives hedging available-for-sale instruments included in shareholder's equity was ($181.2) million, $86.1 million, and ($128.1) million, at December 31, 2000, 1999 and 1998, respectively. The change in net unrealized gain (losses) for derivatives recorded as part of other comprehensive income for the years ended December 31, 2000, 1999 and 1998 was ($267.3) million, $214.2 million, and ($68.4) million, respectively. The fair value of those derivatives used to hedge items other than available-for-sale instruments is not recognized in the financial statements.

     Equity collar agreements are carried at fair value and are included in other invested assets, with the resulting unrealized gains and losses included in realized investment gains (losses).

     Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest or price risk, designates these financial instruments as hedges and assesses whether the instruments reduce the hedged risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period.

     From time to time, futures contracts, interest rate swaps, cap and floor agreements, swaptions and currency rate swap agreements are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Realized and unrealized changes in fair value of derivatives designated with items that no longer exist or are no longer probable of occurring are recorded as a component of the gain or loss arising from the disposition of the designated item or included in income when it is determined that the item is no longer probable of occurring. Changes in the fair value of derivatives no longer effective as hedges are recognized in income from the date the derivative becomes ineffective until their expiration.

  Revenue Recognition

     Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

     Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

     Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     Property and casualty insurance premiums are recognized as earned over the terms of the contracts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

  Future Policy Benefits and Policyholders' Funds

     Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 8.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 8.0% for life insurance liabilities, from 2.0% to 14.2% for individual annuity liabilities and from 2.0% to 12.6% for group annuity liabilities.

     Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. As of December 31, 2000, the Company had approximately $6.3 billion of funding agreements, none of which contains early termination provisions. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products and from 4.6% to 16.0% for investment-type products.

     Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

     Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

     Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Property and casualty reserves include loss reserve estimates based on claims reported and unreported and estimates of future expenses to be incurred in settlement of the claims provided for in the loss reserves estimates. These liabilities include estimates of future trends in claim severity and frequency and other factors that could vary as the losses are ultimately settled. During 1999, the Company sold the rest of its property and casualty business.

  Participating Insurance

     Participating business represents approximately 86.3%, 88.1%, and 87.7% of the Company's life insurance in force, 97.9%, 98.3%, and 98.4% of the number of life insurance policies in force, and 99.6%, 97.4%, and 97.3% of life insurance premiums in 2000, 1999 and 1998, respectively.

     The portion of earnings allocated to participating pension contractholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

     The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

  Deferred Policy Acquisition Costs

     Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life and long-term care insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization expense was $182.9 million, $214.7 million, and $302.4 million in 2000, 1999 and 1998, respectively.

     Amortization of deferred policy acquisition costs is allocated to: (1) realized investment gains and losses for those products that realized gains and losses have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from realized gains and losses, management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Cash and Cash Equivalents

     Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

  Goodwill and Value of Business Acquired

     The excess of cost over the fair value of the net assets of businesses acquired was $228.6 million and $155.3 million at December 31, 2000 and 1999, respectively, and is included in other assets in the consolidated balance sheets. Goodwill is amortized on systematic bases over periods not exceeding 40 years, which correspond with the benefits estimated to be derived from the acquisitions. Accumulated amortization was $63.6 million and $43.3 million at December 31, 2000 and 1999, respectively. Amortization expense included in other operating costs and expenses was $20.3 million, $9.7 million, and $9.1 million, in 2000, 1999 and 1998, respectively. The Company reevaluates the recoverability of recorded goodwill based on the undiscounted cash flows of the related business whenever significant events or changes indicate an impairment may exist. If the undiscounted cash flows do not support the amount recorded, an impairment is recognized by a charge to current operations to reduce the carrying value of the goodwill based on the expected discounted cash flows of the related business.

     The Company records an asset representing the present value of future profits of insurance policies inforce related to the businesses acquired. This asset is recorded as the value of business acquired (VOBA) and amounted to $340.0 million and $112.4 million at December 31, 2000 and 1999, respectively, and is included in other assets in the consolidated financial statements. VOBA is amortized in proportion to the present value of expected gross profits. Amortization expense included in other operating costs and expenses was $4.9 million, $1.3 million and $1.7 million in 2000, 1999 and 1998 respectively.

     On October 1, 1999, The Maritime Life Assurance Company (Maritime), an indirect majority owned subsidiary of the Company, completed its purchase of Aetna Canada Holdings Limited (Aetna Canada) for approximately $296 million. On March 1, 2000, the Company acquired the individual long-term care insurance business of Fortis, Inc. (Fortis) through a coinsurance agreement for approximately $165 million. The acquisitions were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from the applicable date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess of the applicable purchase price over the estimated fair values recorded as goodwill. The goodwill calculation related to the Fortis acquisition is preliminary and further refinements might be necessary and are expected to be finalized in 2001. The unaudited pro forma revenues and net income, assuming that the acquisition of Aetna Canada had occurred at the beginning of 1999, were $7,899.2 million and $158.4 million, respectively, for the year ended December 31, 1999. The pro forma results, assuming the acquisition of Fortis had taken place as of the beginning of 2000 and 1999, respectively, would not be materially different from the reported results.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  Separate Accounts

     Separate accounts assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Investment income and investment gains and losses generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and realized investment gains and losses of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

  Reinsurance

     The Company utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

     Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

  Federal Income Taxes

     The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

  Foreign Currency Translation

     The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

  Severance

     In 1999, the Company initiated a restructuring plan to reduce costs and increase future operating efficiency by consolidating portions of its operations. The plan consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

     In connection with the restructuring plan, approximately 391 employees have been or will be terminated. These employees are or have been associated with operations in our Boston office and outside the home office. As of December 31, 2000, the liability for employee termination costs included in other liabilities was $20.6 million. Employee termination costs, included in other operating costs and expenses, were $18.8 million and $26.3 million for the years ended December 31, 2000 and 1999, respectively. Of the total number of employees affected, approximately 364 have been terminated, having received benefit payments of approximately $24.5 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  Accounting Changes

     In December 2000, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts." The SOP, which was adopted with respect to accounting for demutualization expenses by the Company on December 15, 2000, requires that demutualization related expenses be classified as a single line item within income from continuing operations and should not be classified as an extraordinary item. The adoption of SOP 00-3 resulted in the reclassification of demutualization expenses previously recorded as an extraordinary item in 1999 and 1998 of $93.6 million and $11.7 million, respectively (net of tax of $2.6 million and $6.3 million, respectively). The remaining provisions of this SOP, which will require (1) the inclusion of all closed block activity together with all other assets, liabilities, revenues and expenses and (2) recognition of a policyholder dividend obligation that represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization, are effective no later than December 31, 2001. See Note 6 for a summary description of the closed block assets, liabilities, revenues and expenses, which do not include the policyholder dividend obligation that will be required in 2001. The Company currently is evaluating the effect that establishing the policyholder dividend obligation will have on its results of operations and financial position. That impact is not known at this time.

     In April 1998, the AICPA issued SOP 98-5, "Reporting the Costs of Start-Up Activities." The SOP, which was adopted by the Company on January 1, 1999, requires that start-up costs capitalized prior to January 1, 1999 be written-off and any future start-up costs be expensed as incurred. The adoption of SOP 98-5 resulted in a charge to operations of $9.7 million (net of tax of $5.9 million) and was accounted for as a cumulative effect of an accounting change.

     In March 1998, the Accounting Standards Executive Committee of the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining whether computer software is for internal use and when costs incurred for internal use software are to be capitalized. SOP 98-1 was adopted by the Company on January 1, 1999. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements.

     SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. SOP 98-7 did not have a material impact on the Company's consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  Recent Accounting Pronouncements

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement 133." This Statement amends SFAS No. 133 to defer its effective date for one year, to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of SFAS No. 133." This Statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in the fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be recognized immediately in earnings and will be included in net realized and other investment gains. As a result, such amounts will not be included in the determination of the Company's segment after tax operating income.

     The adoption of SFAS No. 133, as amended, will result in an increase in other comprehensive income of $58.8 million (net of tax of $31.7 million) as of January 1, 2001 that will be accounted for as the cumulative effect of an accounting change. In addition, the adoption of SFAS No. 133, as amended, will result in a charge to operations of $26.2 million (net of tax of $14.1 million) as of January 1, 2001, that will be accounted for as the cumulative effect of an accounting change. The Company believes that its current risk management philosophy will remain largely unchanged after adoption of the Statement.

     SFAS No. 133, as amended, precludes the designation of held-to-maturity fixed maturity investment securities as hedged items in hedging relationships where the hedged risk is interest rate risk. As a result, in connection with the adoption of the Statement and consistent with the provisions of the Statement, on January 1, 2001, the Company will reclassify approximately $12.1 billion of its held-to-maturity fixed maturity investment portfolio to the available-for-sale category. This will result in an additional increase in other comprehensive income of $178.6 million (net of tax of $96.2 million) as of January 1, 2001.

     In September 2000, the FASB issued SFAS No 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." The Statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Those standards are based on consistent application of a financial components approach that focuses on control. Under that approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. The Statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary Of Significant Accounting Policies (continued)

     In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operation or financial position.

  Codification

     In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries will use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company and its domestic life insurance subsidiaries' statutory-basis capital and surplus, the Company and its domestic subsidiaries will remain in compliance with all regulatory and contractual obligations.

Note 2-- Transactions with Parent

     The Company provides JHFS with personnel, property and facilities in carrying out certain of its corporate functions. The Company annually determines a fee for these services and facilities based on a number of criteria. The amount of the service fee charged to JHFS was $19.8 million in 2000.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments

     The following information summarizes the components of net investment income and realized investment gains, net:

                                                                                    Year Ended December 31,
                                                                                -------------------------------
                                                                                   2000      1999        1998
                                                                                --------   --------    --------
                                                                                         (in millions)
Net Investment Income
 Fixed maturities.............................................................  $2,281.6   $2,495.5    $2,207.5
 Equity securities............................................................      50.3       62.6        18.7
 Mortgage loans on real estate................................................     742.1      831.7       781.2
 Real estate..................................................................      97.1      158.4       415.7
 Policy loans.................................................................      24.5      109.8       111.9
 Short-term investments.......................................................     146.1       92.3        45.3
 Other........................................................................     183.0      165.3       181.3
                                                                                --------   --------    --------
 Gross investment income......................................................   3,524.7    3,915.6     3,761.6
  Less investment expenses....................................................     273.7      347.1       433.6
                                                                                --------   --------    --------
  Net investment income.......................................................  $3,251.0   $3,568.5    $3,328.0
                                                                                ========   ========    ========
Net Realized Investment Gains (Losses), Net of Related Amortization
 of Deferred Policy Acquisition Costs and Amounts Credited to
 Participating Pension Contractholders
 Fixed maturities.............................................................  $ (128.6)  $  (34.5)   $  110.3
 Equity securities............................................................     204.7      113.5       115.2
 Mortgage loans on real estate and real estate................................     (13.1)     143.5       (15.6)
 Derivatives and other invested assets........................................      26.9       38.5        16.5
 Amortization adjustment for deferred policy acquisition costs................       0.9      (50.5)      (41.2)
 Amounts credited to participating pension contractholders....................      (6.9)     (35.3)      (79.1)
                                                                                --------   --------    --------
 Net realized investment gains, net of related amortization of deferred policy acquisition costs and amounts credited to participating
  pension contractholders.....................................................  $   83.9   $  175.2    $  106.1
                                                                                ========   ========    ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     Gross gains of $308.7 million in 2000, $192.3 million in 1999, and $267.8 million in 1998, and gross losses of $123.6 million in 2000, $176.8 million in 1999, and $92.9 million in 1998, were realized on the sale of available-for-sale securities.

     The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:


                                                                          Gross       Gross
                                                            Amortized  Unrealized  Unrealized       Fair
                                                               Cost       Gains       Losses        Value
                                                            ---------  ----------  ----------     ---------
                                                                           (in millions)
December 31, 2000
Held-to-Maturity:
Corporate securities......................................  $10,691.1   $  459.2       $665.7     $10,484.6
Mortgage-backed securities................................    1,104.2       10.3         48.2       1,066.3
Obligations of states and political subdivisions..........       87.7        3.0          0.7          90.0
Debt securities issued by foreign governments.............        5.6        4.7           --          10.3
                                                            ---------   --------       ------     ---------
 Total....................................................  $11,888.6   $  477.2       $714.6     $11,651.2
                                                            =========   ========       ======     =========
Available-for-Sale:
Corporate securities......................................  $10,793.5   $  485.5       $415.6     $10,863.4
Mortgage-backed securities................................    3,430.4       82.2         25.2       3,487.4
Obligations of states and political subdivisions..........       24.8        1.7           --          26.5
Debt securities issued by foreign governments.............    1,354.1      112.3         12.7       1,453.7
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies.....................      187.5        5.3          0.3         192.5
                                                            ---------   --------       ------     ---------
 Total fixed maturities...................................   15,790.3      687.0        453.8      16,023.5
Equity securities.........................................      830.6      360.0         95.7       1,094.9
                                                            ---------   --------       ------     ---------
  Total...................................................  $16,620.9   $1,047.0       $549.5     $17,118.4
                                                            =========   ========       ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)


                                                                         Gross       Gross
                                                            Amortized  Unrealized  Unrealized     Fair
                                                              Cost       Gains       Losses       Value
                                                            ---------  ----------  ----------  -----------
                                                                            (in millions)
December 31, 1999
Held-to-maturity:
Corporate securities......................................  $12,523.0    $390.3      $680.3     $12,233.0
Mortgage-backed securities................................    1,188.4       5.0        68.5       1,124.9
Obligations of states and political subdivisions..........       59.7       1.8         4.4          57.1
Debt securities issued by foreign governments.............        5.0       5.0          --          10.0
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies.....................       14.1        --         0.4          13.7
                                                            ---------    ------      ------     ---------
 Total....................................................  $13,790.2    $402.1      $753.6     $13,438.7
                                                            =========    ======      ======     =========
Available-for-sale:
Corporate securities......................................  $11,103.0    $304.0      $431.1     $10,975.9
Mortgage-backed securities................................    4,168.5      18.6       109.9       4,077.2
Obligations of states and political subdivisions..........       68.9       5.0          --          73.9
Debt securities issued by foreign governments.............    1,519.2      79.0        49.1       1,549.1
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies.....................      291.3       1.6         9.8         283.1
                                                            ---------    ------      ------     ---------
 Total fixed maturities...................................   17,150.9     408.2       599.9      16,959.2
Equity securities.........................................    1,086.2     305.9       161.9       1,230.2
                                                            ---------    ------      ------     ---------
 Total....................................................  $18,237.1    $714.1      $761.8     $18,189.4
                                                            =========    ======      ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:


                                                         Amortized     Fair
                                                           Cost        Value
                                                         ---------   ---------
                                                              (in millions)
Held-to-Maturity:
Due in one year or less...............................   $   901.6   $   919.4
Due after one year through five years.................     3,332.4     3,396.6
Due after five years through ten years................     3,080.9     3,144.0
Due after ten years...................................     3,469.5     3,124.9
                                                         ---------   ---------
                                                          10,784.4    10,584.9
Mortgage-backed securities............................     1,104.2     1,066.3
                                                         ---------   ---------
 Total................................................   $11,888.6   $11,651.2
                                                         =========   =========
Available-for-Sale:
Due in one year or less...............................   $   567.0   $   575.6
Due after one year through five years.................     3,363.0     3,356.3
Due after five years through ten years................     3,798.5     3,758.2
Due after ten years...................................     4,631.4     4,846.0
                                                         ---------   ---------
                                                          12,359.9    12,536.1
Mortgage-backed securities............................     3,430.4     3,487.4
                                                         ---------   ---------
 Total................................................   $15,790.3   $16,023.5
                                                         =========   =========

     Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

     The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $24.3 million and $8.5 million for the years ended December 31, 1999 and 1998, respectively, which were sold due to a significant decline in the issuers' credit quality or as part of the sale of our property and casualty operations in 1999. The related net realized gains on the sales were $0.9 million in 1999. There were no such gains in 1998.

     The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2000, 1999 and 1998 amounted to $7.9 million, $15.4 million, and ($6.6) million, respectively.

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000 and 1999, $87.1 million and $278.1 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     For 2000, 1999 and 1998, investment results passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $162.3 million, $170.8 million, and $178.1 million, respectively.

     Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

     Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below. Included in deductions in 2000 are $13.5 million of allowances for probable losses on mortgage loans transferred to the closed block.

                                      Balance at                                 Balance at
                                      Beginning                                    End of
                                        of Year       Additions     Deductions      Year
                                      ----------      ---------     ----------   ----------
                                                      (in millions)
Year ended December 31, 2000
 Mortgage loans on real estate.......    $110.4         $  5.4        $ 45.8       $ 70.0
 Real estate to be disposed of.......      58.1           17.1          31.7         43.5
                                         ------         ------        ------       ------
 Total...............................    $168.5         $ 22.5        $ 77.5       $113.5
                                         ======         ======        ======       ======
Year ended December 31, 1999
 Mortgage loans on real estate.......    $111.0         $ 39.3        $ 39.9       $110.4
 Real estate to be disposed of.......     112.0           22.5          76.4         58.1
                                         ------         ------        ------       ------
 Total...............................    $223.0         $ 61.8        $116.3       $168.5
                                         ======         ======        ======       ======
Year ended December 31, 1998
 Mortgage loans on real estate.......    $127.3         $ 15.9        $ 32.2       $111.0
 Real estate to be disposed of.......      25.5           97.0          10.5        112.0
                                         ------         ------        ------       ------
 Total...............................    $152.8         $112.9        $ 42.7       $223.0
                                         ======         ======        ======       ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     At December 31, 2000 and 1999, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                                  December 31,
                                                                               ------------------
                                                                                2000        1999
                                                                               ------      ------
                                                                                  (in millions)
Impaired mortgage loans on real estate with provision for losses...........    $ 57.6      $147.1
Provision for losses.......................................................     (16.8)      (43.2)
                                                                               ------      ------
Net impaired mortgage loans on real estate.................................    $ 40.8      $103.9
                                                                               ======      ======

     The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                             Year Ended
                                                            December 31,
                                                       ----------------------
                                                        2000    1999    1998
                                                       ------  ------  ------
                                                           (in millions)

Average recorded investment in impaired loans.......   $102.4  $137.9  $210.8
Interest income recognized on impaired loans........      2.9     4.9     2.7


     The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

     Restructured commercial mortgage loans aggregated $68.3 million and $133.1 million as of December 31, 2000 and 1999, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                                                Year Ended
                                                               December 31,
                                                           ------------------
                                                           2000  1999    1998
                                                           ----  ----    ----
                                                             (in millions)

Expected...........................................        $5.8  $12.0  $23.7
Actual.............................................         5.2    7.9   12.6

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:


                          Carrying       Geographic                  Carrying
Property Type              Amount        Concentration                Amount
-------------           -------------    -------------            -------------
                        (in millions)                             (in millions)

Apartments.............   $2,082.4       East North Central.....     $  907.8
Hotels.................      351.6       East South Central.....        475.0
Industrial.............      784.3       Middle Atlantic........      1,115.8
Office buildings.......    1,990.2       Mountain...............        312.6
Retail.................    1,284.3       New England............        682.5
1-4 Family.............       71.8       Pacific................      1,573.9
Mixed Use..............      234.9       South Atlantic.........      1,678.9
Agricultural...........    2,104.2       West North Central.....        296.1
Other..................      135.2       West South Central.....        659.9
                                         Canada/Other...........      1,336.4
Allowance for losses...      (70.0)      Allowance for losses...        (70.0)
                          --------                                   --------
 Total.................   $8,968.9        Total.................     $8,968.9
                          ========                                   ========

     Mortgage loans with outstanding principal balances of $27.8 million, bonds with amortized cost of $117.1 million and real estate with a carrying value of $1.1 million were non-income producing for the year ended December 31, 2000.

     Depreciation expense on investment real estate was $9.5 million, $8.1 million, and $41.7 million in 2000, 1999, and 1998, respectively. Accumulated depreciation was $66.2 million and $60.5 million at December 31, 2000 and 1999, respectively.

     Investments in unconsolidated joint ventures and partnerships accounted for by using the equity method of accounting totaled $183.6 million and $201.7 million at December 31, 2000 and 1999, respectively. Total combined assets of these joint ventures and partnerships were $1,235.0 million and $1,134.2 million (consisting primarily of investments), and total combined liabilities were $313.0 million and $267.1 million (including $124.8 million and $133.2 million of non-recourse notes payable to banks) at December 31, 2000 and 1999, respectively. Total combined revenues and expenses of such joint ventures and partnerships were $1,908.4 million and $1,720.0 million, respectively, resulting in $188.4 million of total combined income from operations before income taxes in 2000. Total combined revenues of such joint ventures and partnerships were $346.7 million and $1,435.6 million, and total combined expenses were $145.2 million and $1,128.0 million, respectively, resulting in $201.5 million and $307.6 million of total combined income from operations before income taxes in 1999 and 1998, respectively. Net investment income on investments accounted for on the equity method totaled $143.8 million, $65.1 million and $70.0 million in 2000, 1999, and 1998, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 4 -- Derivatives

   The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows:

                                                   Number of Contracts/               Assets (Liabilities)
                                                                           --------------------------------------------
                                                      Notional Amount               2000                  1999
                                                   ---------------------   ---------------------   --------------------
                                                                            Carrying     Fair      Carrying    Fair
                                                     2000        1999        Value       Value      Value      Value
                                                   ----------  ----------  ----------  ----------  --------  ----------
                                                                             (in millions)
Asset Hedges:
   Futures contracts to sell securities..........      5,874       19,288    $ (17.6)    $ (17.6)    $32.2     $  32.2
   Interest rate swap agreements.................
      Notional...................................   $6,896.1     $5,824.0     (178.2)     (290.4)     82.9        94.7
      Average fixed rate-paid....................       6.90%        6.91%        --          --        --          --
      Average float rate-received................       6.67%        6.06%        --          --        --          --
   Interest rate cap agreements..................   $   42.2     $   80.0        0.1         0.1       0.2         0.2
   Interest rate swaption agreements.............         30         30.0       (1.3)       (1.3)     (3.6)       (3.6)
   Currency rate swap agreements.................      515.0        541.0       11.4        11.4       9.1         9.1
   Equity collar agreements......................         --           --       11.7        11.7      53.0        53.0
Liability Hedges:
   Futures contracts to acquire securities.......        647        4,075        1.4         1.4      (0.9)       (0.9)
   Interest rate swap agreements
      Notional...................................   $3,008.2     $3,780.0         --       114.3        --      (113.0)
      Average fixed rate-received................       6.79%        6.97%        --          --        --          --
      Average float rate-paid....................       6.68%        6.06%        --          --        --          --
   Interest rate swaps (receive CMT rate)........   $  491.3     $  648.7         --        (5.2)       --         1.9
   Interest rate cap agreements..................      279.4        279.4        2.1         2.1       5.6         5.6
   Interest rate floor agreements................    8,328.0        125.0       59.0        59.0       0.1         0.1
   Currency rate swap agreements.................    3,423.4      5,470.2         --      (473.0)       --       (57.4)

  Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts and funding agreements. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in March 2001.

  The interest rate swap agreements expire in 2001 to 2029. The interest rate cap agreements expire in 2001 to 2007 and interest rate floor agreements expire in 2010. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 2001 to 2021. The equity collar agreements expire in 2003.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 4 -- Derivatives (continued)

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on quoted market prices, which utilize pricing models or formulas using current assumptions.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 5--Income Taxes

  The Company participates in the filing of a life/non-life consolidated federal income tax return. The life company sub-group includes four domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company, Investors Partner Life Insurance Company and Investors Guaranty Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, Inc. and John Hancock International Holdings, Inc.

  In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. As the Company was a mutual life insurance company for the entire year 1999, it is subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to mutual companies' average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year. The Company estimates its taxes for the current year based on estimated industry earnings rates and revises these estimates up or down when the earnings rates are finalized and published by the IRS in the subsequent year.

  Income before income taxes, minority interest and cumulative effect of accounting change includes the following:


                                                       Year Ended December 31,
                                                     --------------------------
                                                       2000     1999     1998
                                                     --------  ------  --------
                                                          (in millions)
Domestic..........................................   $1,125.5  $211.7   $585.1
Foreign...........................................       69.6    48.2     32.2
                                                     --------  ------   ------
Income before income taxes, minority interest and
 cumulative effect of accounting change...........   $1,195.1  $259.9   $617.3
                                                     ========  ======   ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5--Income Taxes (continued)

  The components of income taxes were as follows:

                                                     Year Ended December 31,
                                                    -------------------------
                                                     2000     1999      1998
                                                    -------  -------  -------
                                                         (in millions)
Current taxes:
 Federal.........................................   $ 18.1   $(62.5)   $223.6
 Foreign.........................................      7.5      2.6       1.9
 State...........................................     12.0      5.8       6.3
                                                    ------   ------    ------
                                                      37.6    (54.1)    231.8
Deferred taxes:
 Federal.........................................    284.7    137.7     (64.5)
 Foreign.........................................     23.1     15.4       7.7
 State...........................................     (1.0)    (1.1)     (0.9)
                                                    ------   ------    ------
                                                     306.8    152.0     (57.7)
                                                    ------   ------    ------
Total income taxes...............................   $344.4   $ 97.9    $174.1
                                                    ======   ======    ======

  A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes, minority interest and cumulative effect of accounting change and the consolidated income tax expense charged to operations follows:

                                                     Year Ended December 31,
                                                    -------------------------
                                                     2000     1999     1998
                                                    -------  -------  -------
                                                          (in millions)
Tax at 35%                                          $418.2   $ 91.0    $216.1
Add (deduct):
 Equity base tax.................................    (46.0)    22.2     (19.9)
 Prior year taxes................................     (0.3)     2.1       5.8
 Tax credits.....................................    (20.6)   (12.9)    (13.0)
 Foreign taxes...................................      0.4      1.0       2.5
 Tax exempt investment income....................    (16.4)   (19.4)    (24.4)
 Non-taxable gain on sale of subsidiary..........       --    (15.4)       --
 Disallowed demutualization expenses.............       --     31.1        --
 Other...........................................      9.1     (1.8)      7.0
                                                    ------   ------    ------
  Total income taxes.............................   $344.4   $ 97.9    $174.1
                                                    ======   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5--Income Taxes (continued)

  The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                December 31,
                                                           --------------------
                                                             2000       1999
                                                           --------  ----------
                                                               (in millions)
Deferred tax assets:
 Policy reserve adjustments.............................   $  458.8   $  803.1
 Other postretirement benefits..........................      149.4      151.1
 Book over tax basis of investments.....................      168.7      119.7
 Dividends payable to policyholders.....................      117.6      129.0
 Unearned premium.......................................       93.3       58.3
 Interest...............................................       38.3       38.3
 Other..................................................         --       67.0
                                                           --------   --------
  Total deferred tax assets.............................    1,026.1    1,366.5
                                                           --------   --------
Deferred tax liabilities:
 Deferred policy acquisition costs......................      777.6      805.1
 Depreciation...........................................      212.2      232.1
 Basis in partnerships..................................      109.8      159.2
 Market discount on bonds...............................       64.2       59.2
 Pension plan expense...................................      114.6       82.5
 Capitalized charges related to mutual funds............       56.9       71.8
 Unrealized gains.......................................      112.6       34.5
 Other..................................................       74.2         --
                                                           --------   --------
  Total deferred tax liabilities........................    1,522.1    1,444.4
                                                           --------   --------
  Net deferred tax liabilities..........................   $  496.0   $   77.9
                                                           ========   ========

  The Company received an income tax refund of $24.3 million, and made income tax payments of $86.2 million, and $158.8 million in 2000, 1999 and 1998, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 6--Closed Block

  Under the Plan, on February 1, 2000, the Company created a closed block for the benefit of policies included therein. The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                                                       December 31,   February 1,
                                                                                          2000          2000
                                                                                       ------------  -------------
                                                                                              (in millions)
Assets
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: December 31--$2,327.4; February 1--$2,259.6).......................      $ 2,269.9      $ 2,270.7
 Available-for-sale--at fair value
  (cost: December 31--$2,378.7; February 1--$2,275.1).............................        2,353.0        2,199.2
Equity securities:
 Available-for-sale--at fair value (cost: December 31--$5.3; February 1--$6.4)....            6.3            3.4
Mortgage loans on real estate.....................................................        1,930.6        1,875.9
Policy loans......................................................................        1,540.6        1,561.2
Short-term investments............................................................           62.1             --
Other invested assets.............................................................           40.7            5.3
                                                                                        ---------      ---------
  Total Investments...............................................................        8,203.2        7,915.7
Cash and cash equivalents.........................................................          305.6          158.6
Accrued investment income.........................................................          149.3          136.2
Premiums and accounts receivable..................................................           27.1            4.0
Deferred policy acquisition costs.................................................          947.3        1,062.5
Other assets......................................................................           77.5           66.0
                                                                                        ---------      ---------
 Total closed block assets........................................................      $ 9,710.0      $ 9,343.0
                                                                                        =========      =========
Liabilities
Future policy benefits............................................................      $ 9,910.5      $ 9,732.8
Policyholders' funds..............................................................        1,459.5        1,885.4
Other liabilities.................................................................          665.9          500.1
                                                                                        ---------      ---------
 Total closed block liabilities...................................................      $12,035.9      $12,118.3
                                                                                        =========      =========

                                                                                             For the Period
                                                                                           February 1, through
                                                                                            December 31, 2000
                                                                                          ----------------------
Revenues                                                                                      (in millions)
  Premiums...........................................................................           $  865.0
  Net investment income..............................................................              591.6
  Realized investment gains, net.....................................................               11.7
  Other expense......................................................................               (0.6)
                                                                                                --------
   Total revenues....................................................................            1,467.7
Benefits and Expenses
  Benefits to policyholders..........................................................              870.0
  Other operating costs and expenses.................................................              (10.0)
  Amortization of deferred policy acquisition costs..................................               76.5
  Dividends to policyholders.........................................................              407.1
                                                                                                --------
   Total benefits and expenses.......................................................            1,343.6
                                                                                                --------
   Contribution from the closed block................................................           $  124.1
                                                                                                ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 6--Closed Block (continued)

  Gross losses of $7.2 million in 2000 were realized on sales of available-for-sale securities allocated to the closed block. There were no gross gains realized in 2000.

  Investments in held-to-maturity securities and available-for-sale securities allocated to the closed block are summarized below:

                                                                          Gross       Gross
                                                             Amortized  Unrealized  Unrealized    Fair
                                                               Cost       Gains      Losses       Value
                                                             ---------  ----------  ----------  ----------
                                                                            (in millions)
December 31, 2000
Held-to-Maturity:
Corporate securities.......................................   $2,157.0     $94.6       $33.4      $2,218.2
Mortgage-backed securities.................................       98.3       1.2         4.8          94.7
Obligations of states and
 political subdivisions....................................       14.6       0.1         0.2          14.5
                                                              --------     -----       -----      --------
   Total...................................................   $2,269.9     $95.9       $38.4      $2,327.4
                                                              ========     =====       =====      ========
Available-for-Sale:
Corporate securities.......................................   $1,485.4     $42.8       $80.4      $1,447.8
Mortgage-backed securities.................................      784.9      14.5         8.5         790.9
Obligations of states and
 political subdivisions....................................       11.3       0.4          --          11.7
Debt securities issued by
 foreign governments.......................................       84.0       6.7         1.4          89.3
U.S. Treasury securities and  obligations of
 U.S. government corporations and agencies.................       13.1       0.2          --          13.3
                                                              --------     -----       -----      --------
Total fixed maturities.....................................    2,378.7      64.6        90.3       2,353.0
Equity securities..........................................        5.3       1.6         0.6           6.3
                                                              --------     -----       -----      --------
  Total....................................................   $2,384.0     $66.2       $90.9      $2,359.3
                                                              ========     =====       =====      ========

  The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:

                                                          Amortized     Fair
                                                            Cost       Value
                                                          ---------  ----------
                                                             (in millions)
Held-to-Maturity:
Due in one year or less.................................  $  202.2    $  206.0
Due after one year through five years...................     803.6       821.2
Due after five years through ten years..................     587.1       614.1
Due after ten years.....................................     578.7       591.4
                                                          --------    --------
                                                           2,171.6     2,232.7
Mortgage-backed securities..............................      98.3        94.7
                                                          --------    --------
 Total..................................................  $2,269.9    $2,327.4
                                                          ========    ========
Available-for-Sale:
Due in one year or less.................................  $   64.5    $   66.0
Due after one year through five years...................     431.7       431.4
Due after five years through ten years..................     473.8       466.8
Due after ten years.....................................     623.8       597.9
                                                          --------    --------
                                                           1,593.8     1,562.1
Mortgage-backed securities..............................     784.9       790.9
                                                          --------    --------
 Total..................................................  $2,378.7    $2,353.0
                                                          ========    ========

  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 6--Closed Block (continued)

  At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:


                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
-------------             --------     -------------               --------
                        (in millions)                          (in millions)

Apartments...............   $  324.3   East North Central........  $  201.1
Hotels...................       66.1   East South Central........      58.5
Industrial...............      127.2   Middle Atlantic...........     378.0
Office buildings.........      494.6   Mountain..................      92.1
Retail...................      350.4   New England...............     162.0
1-4 Family...............         --   Pacific...................     420.7
Mixed Use................       41.8   South Atlantic............     384.5
Agricultural.............      433.1   West North Central........      74.9
Other....................      106.6   West South Central........     162.7
                                       Canada/Other..............       9.6
Allowance for losses.....      (13.5)  Allowance for losses......     (13.5)
                            --------                               --------
 Total...................   $1,930.6    Total....................  $1,930.6
                            ========                               ========

Note 7--Debt and Line of Credit

  Short-term and long-term debt consists of the following:


                                                               December 31,
                                                             ----------------
                                                              2000      1999
                                                             -------  -------
                                                              (in millions)

Short-term debt:
 Commercial paper..........................................  $222.3    $380.6
 Current maturities of long-term debt......................    23.0      73.2
                                                             ------    ------
Total short-term debt......................................   245.3     453.8
                                                             ------    ------
Long-term debt:
 Surplus notes, 7.38% maturing in 2024.....................   447.2     447.1
 Notes payable, interest ranging from 5.43% to 9.60%, due
  in varying amounts to 2005...............................   109.8     163.0
                                                             ------    ------
Total long-term debt.......................................   557.0     610.1
Less current maturities....................................   (23.0)    (73.2)
                                                             ------    ------
Long-term debt.............................................   534.0     536.9
                                                             ------    ------
  Total debt...............................................  $779.3    $990.7
                                                             ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7--Debt and Line of Credit (continued)

  The Company issues commercial paper primarily to take advantage of current investment opportunities, balance operating cash flows and existing commitments and meet working capital needs. The weighted average interest rate for outstanding commercial paper at December 31, 2000 and 1999 was 6.59% and 6.28%, respectively. The weighted average life for outstanding commercial paper at December 31, 2000 and 1999 was approximately 26 days and 11 days, respectively. Commercial paper borrowing arrangements are supported by a syndicated line of credit.

  The issuance of surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance.

  At December 31, 2000, the Company had a syndicated line of credit with a group of banks totaling $1.0 billion, $500.0 million of which expires on August 2, 2001 and $500.0 million of which expires on August 3, 2005. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2000. At December 31, 2000, the Company had no outstanding borrowings under the agreement.

  Aggregate maturities of long-term debt are as follows: 2001--$23.0 million; 2002--$38.0 million; 2003--$22.9 million; 2004--$6.0 million; 2005--$19.9 million and thereafter--$447.2 million.

  Interest expense on debt, included in other operating costs and expenses, was $63.4 million, $70.1 million, and $76.7 million in 2000, 1999 and 1998, respectively. Interest paid amounted to $63.4 million in 2000, $70.1 million in 1999, and $76.7 million in 1998.

Note 8--Minority Interest

  Minority interest relates to the portion of John Hancock Canadian Holdings Limited (JHCH) owned by JHFS and the preferred stock issued by Maritime, an indirect majority owned subsidiary of the Company.

  As of October 1, 2000, the Company sold 45% of the common stock of JHCH, the parent company of Maritime, to JHFS for cash of $222.3 million. No gain or loss was recognized on the transaction. For financial reporting purposes, the assets, liabilities, and earnings of JHCH are consolidated in the Company's financial statements. JHFS's interest in JHCH of $196.8 million as of December 31, 2000 and the related income attributable to the interest of $5.2 million in 2000 is reflected in Minority Interest in the consolidated balance sheets and statements of income. The Board of Directors of JHFS also has authorized the purchase of the remaining JHCH shares from the Company over time as well as the shares of certain other foreign subsidiaries.

  On November 19, 1999, Maritime issued $68.2 million of Non-Cumulative Redeemable Second Preferred Shares, Series 1 (Series 1 Preferred Shares) at a price of 25 Canadian dollars per share. Dividends on the Series 1 Preferred Shares are payable quarterly, through December 31, 2004, at a rate of 0.38125 Canadian dollars per share. Commencing on January 1, 2005, the Series 1 Preferred Shares dividends will be calculated by applying 25 Canadian dollars to the greater of one quarter of 90% of prime rate and 5.85%. The Series 1 Preferred Shares are nonvoting and redeemable at Maritime's sole option any time after December 31, 2004 at a price of 25.50 Canadian dollars plus all declared and unpaid dividends. In addition, shareholders as of December 31, 2004 have the option to convert their Series 1 Preferred Shares to Non-Cumulative Redeemable Second Preferred Shares, Series 2 (Series 2 Preferred Shares). The Series 2 Preferred Shares will have a dividend rate of not less than 95% of the yield of certain bonds of the Government of Canada.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 8--Minority Interest (continued)

  In 1986, Maritime issued $25.3 million of Series A Cumulative Redeemable Preferred Stock (Preferred Stock). Dividends on the Preferred Stock are payable quarterly at 18% of the average of two prime rates of two specified Canadian banks. The Preferred Stock is nonvoting and redeemable at Maritime's sole option at a price of 25 Canadian dollars per share.

Note 9--Reinsurance

  The effect of reinsurance on premiums written and earned was as follows:


                                            2000                    1999                    1998
                                    ---------------------   ---------------------   ---------------------
                                          Premiums                Premiums                Premiums
                                    ---------------------   ---------------------   ---------------------
                                     Written     Earned      Written     Earned      Written      Earned
                                    ----------  ----------  ----------  ----------  ----------  ------------
                                                                (in millions)
Life, Health and Annuity:
 Direct.........................    $ 3,158.1   $ 3,157.4   $ 3,437.1   $ 3,435.2   $ 2,830.4    $ 2,828.4
 Assumed........................        465.1       465.1       312.5       312.5       351.9        351.9
 Ceded..........................     (1,432.1)   (1,432.1)   (1,336.7)   (1,336.7)   (1,071.4)    (1,071.3)
                                    ---------   ---------   ---------   ---------   ---------    ---------
  Net life, health and annuity
    premiums....................      2,191.1     2,190.4     2,412.9     2,411.0     2,110.9      2,109.0
                                    ---------   ---------   ---------   ---------   ---------    ---------
Property and Casualty:
 Direct.........................           --          --          --          --         0.4          7.1
 Assumed........................           --          --         0.3         0.3          --          1.9
 Ceded..........................           --          --          --          --        (0.4)        (9.0)
                                    ---------   ---------   ---------   ---------   ---------    ---------
  Net property and casualty
    premiums....................           --          --         0.3         0.3          --           --
                                    ---------   ---------   ---------   ---------   ---------    ---------
  Net premiums..................    $ 2,191.1   $ 2,190.4   $ 2,413.2   $ 2,411.3   $ 2,110.9    $ 2,109.0
                                    =========   =========   =========   =========   =========    =========

  For the years ended December 31, 2000, 1999 and 1998, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $734.5 million, $576.3 million, and $814.6 million, respectively.

  On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9--Reinsurance (continued)

  In connection with the coinsurance arrangement, the Company initially secured a $397.0 million letter of credit facility with a group of banks. Under the terms of the letter of credit facility agreement, the banks agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to the amount of the letter of credit for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder automatically will be reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit facility was reduced to $272.0 million effective March 1, 2000 and is scheduled to be reduced again to $127.0 million on March 1, 2001. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

  Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2000, would not be material.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans

  The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $102.2 million in 2000, $97.6 million in 1999, and $92.6 million in 1998. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

  The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 2000 or 1999. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $256.3 million, and $244.3 million, respectively, at December 31, 2000, and $257.4 million and $239.3 million, respectively, at December 31, 1999. Non-qualified plan assets, at fair value, were $0.8 million and $1.0 million at December 31, 2000 and 1999, respectively.

  Defined contribution plans include The Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $10.2 million, $9.4 million, and $8.1 million, in 2000, 1999 and 1998, respectively.

  In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel.

  Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

  The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 2000 and 1999, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 60% equity securities and 40% fixed income investments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans
(continued)

     The changes in benefit obligation and plan assets related to the Company's qualified and nonqualified benefit plans are summarized as follows:


                                                                         Year Ended December 31,
                                                            --------------------------------------------------
                                                                                        Other Postretirement
                                                                Pension Benefits               Benefits
                                                            -----------------------    -----------------------
                                                               2000         1999         2000          1999
                                                            ----------   ----------    ---------      --------
                                                                             (In Millions)
    Change in benefit obligation:
      Benefit obligation  at beginning of year............  $  1,967.6   $  1,839.8    $   443.2      $  441.1
      Service cost........................................        36.8         35.7          7.8           7.5
      Interest cost.......................................       134.1        121.2         31.4          28.7
      Amendments..........................................       (10.3)        19.9           --            --
      Actuarial (gain) loss...............................      (136.8)        32.6         36.4          (4.7)
      Translation (gain) loss.............................        (1.5)         2.1           --            --
      Benefits paid.......................................      (113.6)      (115.1)       (32.0)        (29.4)
      Acquisition of subsidiary...........................          --         44.6          6.5            --
      Curtailment.........................................          --        (13.2)          --            --
                                                            ----------   ----------    ---------      --------
      Benefit obligation at end of year...................     1,876.3      1,967.6        493.3         443.2
                                                            ----------   ----------    ---------      --------
    Change in plan assets:
      Fair value of plan assets at beginning of year......     2,476.5      2,251.1       232.9          215.2
      Actual return on plan assets........................       132.6        281.5         0.3           17.7
      Employer contribution...............................        12.6         11.5        35.5             --
      Benefits paid.......................................      (113.6)      (108.4)       (7.3)            --
      Translation (loss) gain.............................        (2.3)         3.5          --             --
      Acquisition of subsidiary...........................          --         50.2          --             --
      Curtailment.........................................          --        (12.9)         --             --
                                                            ----------   ----------    ---------      --------
      Fair value of plan assets at end of year............     2,505.8      2,476.5       261.4          232.9
                                                            ----------   ----------    ---------      --------
Funded status.............................................       629.5        508.9      (231.9)        (210.3)
Unrecognized actuarial gain...............................      (400.6)      (366.0)     (139.7)        (182.8)
Unrecognized prior service cost...........................        24.2         39.1        (1.4)          (1.6)
Unrecognized net transition asset.........................        (6.3)       (11.8)         --             --
                                                            ----------   ----------    ---------      --------
Prepaid (accrued) benefit cost, net.......................  $    246.8   $    170.2    $ (373.0)      $ (394.7)
                                                            ==========   ==========    ========       ========
Amounts recognized in balance sheet consist of:
        Prepaid benefit cost..............................  $    396.4   $    299.4
        Accrued benefit liability.........................      (243.5)      (238.9)
        Intangible asset..................................         6.0          7.9
        Accumulated other comprehensive income............        87.9        101.8
                                                            ----------   ----------
Prepaid benefit cost, net................................. $     246.8   $    170.2
                                                           ===========   ==========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans
  (continued)

     The assumptions used in accounting for the Company's qualified and nonqualified benefit plans were as follows:

                                              Year Ended December 31,
                                       -------------------------------------
                                                                 Other
                                          Pension            Postretirement
                                          Benefits              Benefits
                                       ---------------       ---------------
                                        2000      1999       2000      1999
                                        ----      ----       ----      ----
Discount rate........................   7.25%     7.00%      7.25%     7.00%
Expected return on plan assets.......   9.00%     8.50%      9.00%     8.50%
Rate of compensation increase........   4.77%     4.77%      4.77%     4.77%

     For measurement purposes, an 8.75% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 5.25% in 2006 and remain at that level thereafter.

     For the prior valuation, an 5.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter.

     The net periodic benefit (credit) cost related to the Company's qualified and nonqualified benefit plans includes the following components:


                                                                           Year Ended December 31,
                                                          -------------------------------------------------------------
                                                                                                Other postretirement
                                                                 Pension Benefits                    Benefits
                                                           -----------------------------    ---------------------------
                                                            2000       1999       1998       2000      1999       1998
                                                           -------    -------    -------    ------    ------     ------
                                                                                (In Millions)
Service cost...........................................    $  36.8    $  35.7    $  34.6    $  7.8    $  7.5     $  7.1
Interest cost..........................................      134.1      121.2      117.5      31.4      28.7       29.1
Expected return on plan assets.........................     (217.4)    (186.6)    (168.5)    (24.1)    (18.3)     (14.7)
Amortization of transition asset.......................      (12.7)     (12.1)     (11.7)       --        --         --
Amortization of prior service cost.....................        4.6        3.9        6.5      (0.2)     (0.2)      (0.3)
Recognized actuarial gain..............................      (10.9)      (8.1)      (2.6)     (8.8)     (8.5)      (7.8)
Other..................................................         --       (3.8)      (1.2)       --        --         --
                                                           -------    -------    -------    ------    ------     ------
  Net periodic benefit (credit) cost...................    $ (65.5)   $ (49.8)   $ (25.4)   $  6.1    $  9.2     $ 13.4
                                                           =======    =======    =======    ======    ======     ======

     Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:


                                                                                               1-Percentage     1-Percentage
                                                                                              Point Increase   Point Decrease
                                                                                              --------------  ----------------
                                                                                                       (In Millions)
Effect on total of service and interest costs in 2000 ...................................          $ 4.6           $ (2.2)
Effect on postretirement benefit obligations as of December 31, 2000 ....................           34.5            (29.9)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11--Commitments And Contingencies

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $172.8 million and $496.6 million at December 31, 2000 and 1999, respectively. Costs incurred related to the settlement were $140.2 million and $230.8 million, in 1999 and 1998, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

     During 1996, management determined that is was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. The Company will continue to update its estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision.

Note 12--Shareholder's Equity

   (a) Common Stock

     As result of the demutualization, as described in Note 1, the Company was converted to a stock life insurance company and has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized). All of the outstanding common stock of the Company is owned by JHFS.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's equity  (continued)

     (b) Other Comprehensive Income

         The components of accumulated other comprehensive income are as follows:


                                                                               Foreign                 Accumulated
                                                                   Net         Currency     Minimum        Other
                                                                Unrealized    Translation   Pension    Comprehensive
                                                              Gains (Losses)  Adjustment   Liability      Income
                                                              --------------  -----------  ---------  ---------------
                                                                                (In Millions)
Balance at January 1, 1998..................................  $     520.3     $  (44.1)    $  (29.5)  $    446.7
Gross unrealized gains (losses) (net of deferred
 income tax benefit of $56.7 million).......................       (121.3)          --           --       (121.3)
Less reclassification adjustment for (gains)
 losses, realized in net income (net of tax
 expense of $61.4 million)..................................       (113.9)          --           --       (113.9)
Participating group annuity contracts (net of
 deferred income tax expense of $31.1 million)..............         57.7           --           --         57.7
Adjustment to deferred policy acquisition costs
 and present value of future profits (net of
 deferred income tax expense of $15.5 million)..............         28.9           --           --         28.9
                                                              -----------     --------     --------   ----------
Net unrealized gains (losses)...............................       (148.6)          --           --       (148.6)
Foreign currency translation adjustment.....................           --         (6.0)          --         (6.0)
 Minimum pension liability (net of deferred
 income tax benefit of $6.2 million)........................           --           --         (8.8)        (8.8)
                                                              -----------     --------     --------   ----------
Balance at December 31, 1998................................  $     371.7     $  (50.1)    $  (38.3)  $    283.3
                                                              -----------     --------     --------   ----------

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity (continued)



                                            Foreign                 Accumulated
                               Net         Currency     Minimum        Other
                            Unrealized    Translation   Pension    Comprehensive
                          Gains (Losses)  Adjustment   Liability      Income
                          --------------  -----------  ---------  --------------
                                              (in millions)
Balance at December
 31, 1998................    $ 371.7        $(50.1)     $(38.3)      $ 283.3
Gross unrealized gains
 (losses) (net of
 deferred income tax
 benefit of $275.6
 million)................     (503.9)           --          --        (503.9)
Less reclassification
 adjustment for
 (gains) losses,
 realized in net
 income (net of tax
 expense of $5.4
 million)................      (10.0)           --          --         (10.0)
Participating group
 annuity contracts
 (net of deferred
 income tax expense of
 $40.1 million)..........       74.6            --          --          74.6
Adjustment to deferred
 policy acquisition
 costs and present
 value of future
 profits (net of
 deferred income tax
 expense of $71.3
 million)................      132.3            --          --         132.3
                             -------        ------      ------       -------
Net unrealized gains
 (losses)................     (307.0)           --          --        (307.0)
Foreign currency
 translation
 adjustment..............         --          16.9          --          16.9
Minimum pension
 liability (net of
 deferred income tax
 benefit of $12.3
 million)................         --            --       (22.9)        (22.9)
                             -------        ------      ------       -------
Balance at December
31, 1999.................    $  64.7        $(33.2)     $(61.2)      $ (29.7)
                             -------        ------      ------       -------
Gross unrealized gains
 (losses) (net of
 deferred income tax
 expense of $37.1
 million)................       46.2                                    46.2
Less reclassification
 adjustment for
 (gains) losses,
 realized in net
 income (net of tax
 benefit of $62.0
 million)................      115.2                                   115.2
Participating group
 annuity contracts
 (net of deferred
 income tax benefit
 of $3.6 million)........       (6.8)                                   (6.8)
Adjustment to deferred
  policy acquisition
  costs and present value
  of future profits (net
  of deferred income tax
  benefit of $17.5
  million)...............      (32.6)                                  (32.6)
                             -------                                 -------
Net unrealized gains
 (losses)................      122.0                                   122.0
Foreign currency
 translation
 adjustment..............                    (19.1)                    (19.1)
Minimum pension
 liability (net of
 deferred income tax
 expense of $4.4
 million)................                                  8.2           8.2
Minority interest........       (3.9)         (0.6)                     (4.5)
                             -------        ------      ------       -------
Balance at December
 31, 2000................    $ 182.8        $(52.9)     $(53.0)      $  76.9
                             =======        ======      ======       =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity  (continued)

     Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:

                                                         Year Ended
                                                 ---------------------------
                                                   2000      1999      1998
                                                 --------  --------  -------
                                                        (in millions)
Balance, end of year comprises:
  Unrealized investment gains (losses) on:
   Fixed maturities............................  $ 207.5   $(191.7)   $ 730.6
   Equity investments..........................    265.3     144.0      239.0
   Derivatives and other.......................   (149.1)    110.8     (111.5)
                                                 -------   -------    -------
Total..........................................    323.7      63.1      858.1
Amounts of unrealized investment (gains) losses
 attributable to:
  Participating group annuity contracts........    (34.4)    (24.0)    (138.7)
  Deferred policy acquisition cost and present
  value of future profits......................     10.0      60.1     (143.5)
  Deferred federal income taxes................   (112.6)    (34.5)    (204.2)
  Minority interest............................     (3.9)       --         --
                                                 -------   -------    -------
Total..........................................   (140.9)      1.6     (486.4)
                                                 -------   -------   --------
Net unrealized investment gains................  $ 182.8   $  64.7    $ 371.7
                                                 =======   =======   ========

  (c) Statutory Results

     The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. Prescribed statutory accounting practices include state laws, regulations and administrative rules, as well as guidance published by the NAIC. Permitted accounting practices encompass all accounting practices that are not prescribed by the sources noted above. Since 1988, the Commonwealth of Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Commonwealth of Massachusetts Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

     In addition, during 2000 and 1999, the Company received permission from the Commonwealth of Massachusetts Division of Insurance to record its Asset Valuation Reserve in excess of the prescribed maximum reserve level by $36.7 million and $48.0 million at December 31, 2000 and 1999, respectively. There are no other material permitted practices.

     Statutory net income and surplus include the accounts of the Company and its variable life insurance subsidiary, John Hancock Variable Life Insurance Company, including its wholly-owned subsidiary, Investors Partner Life Insurance Company, and Investors Guaranty Life Insurance Company.


                                                   2000      1999       1998
                                                 --------  --------  ----------
                                                         (in millions)
Statutory net income..........................   $  617.6  $  573.2   $  627.3
Statutory surplus.............................    3,700.5   3,456.7    3,388.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity (continued)

     Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 13--Segment Information

     The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

     Retail-Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

     Retail-Asset Gathering Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, and 401(k) services. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

     Institutional-Guaranteed and Structured Financial Products (G&SFP) Segment. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

     Institutional-Investment Management Segment. Offers a wide range of investment management products and services to institutional investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

     Corporate and Other Segment. Primarily consists of the Company's international insurance operations, certain corporate operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

     Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment gains or losses and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment gains and losses, including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

     Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain realized investment gains (losses), net of related amortization adjustment for deferred policy acquisition costs and amounts credited to participating pension contractholder accounts (the adjustment for realized investment gains (losses) excludes gains and losses from mortgage securitizations and investments backing short-term funding agreements because management views the related gains and losses as an integral part of the core business of those operations); (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems, retail operations and mutual fund operations; (iv) the surplus tax on mutual life insurance companies which as a stock company is no longer applicable to the Company; (v) a fourth quarter 1999 charge for uncollectible reinsurance related to certain assumed reinsurance business; (vi) a fourth quarter 1999 charge for a group pension dividend resulting from demutualization related asset transfers and the formation of a corporate account; (vii) a charge for certain one time costs associated with the demutualization process; and (viii) cumulative effect of accounting change.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

     The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):


                                                                  Retail                   Institutional  Corporate
                                                      Retail      Asset     Institutional   Investment       and
2000                                                Protection  Gathering       G&SFP       Management      Other      Consolidated
----                                                ----------  ---------   -------------  -------------  ---------    ------------
Revenues:
 Segment revenues................................   $ 1,529.7   $ 1,195.9     $ 2,409.4       $  212.0    $ 1,707.6     $ 7,054.6
 Realized investment gains (losses), net.........       (18.2)       15.4         (64.7)           7.1        152.8          92.4
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Revenues........................................   $ 1,511.5   $ 1,211.3     $ 2,344.7       $  219.1    $ 1,860.4     $ 7,147.0
                                                    =========   =========     =========       ========    =========     =========
 Net investment income...........................   $   604.7   $   445.8     $ 1,741.9       $   22.7    $   435.9     $ 3,251.0
Net Income:
 Segment after-tax operating income..............       252.2       128.8         211.6           46.8        104.0         743.4
 Realized investment gains (losses), net.........       (11.5)       18.6         (40.5)           4.4         93.5          64.5
 Restructuring charges...........................        (6.7)       (1.4)         (2.6)            --         (1.3)        (12.0)
 Surplus tax.....................................        20.8         0.6           6.5             --         18.1          46.0
 Demutualization expenses........................         1.6         0.4           0.4             --          0.1           2.5
 Other demutualization related costs.............        (6.8)       (1.3)         (1.7)            --         (0.2)        (10.0)
 Group pension dividend transfer.................          --          --           5.7             --           --           5.7
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Net income......................................   $   249.6   $   145.7     $   179.4       $   51.2    $   214.2     $   840.1
                                                    =========   =========     =========       ========    =========     =========
Supplemental Information:
 Inter-segment revenues..........................          --          --            --       $   39.1    $   (39.1)           --
 Equity in net income of investees accounted
  for by the equity method.......................   $     7.5   $     3.5     $    11.2           16.8        104.8     $   143.8
 Amortization of deferred policy acquisition
  costs..........................................        55.6        78.8           2.6             --         46.8         183.8
 Interest expense................................         1.1         3.5            --           12.1         46.7          63.4
 Income tax expense..............................        88.6        57.9          78.3           35.2         84.4         344.4
 Segment assets..................................    27,049.9    14,067.2      31,161.1        3,124.5     12,378.1      87,780.8
Net Realized Investment Gains Data:
 Net realized investment (losses) gains..........       (34.3)       18.8         (57.8)          10.3        152.9          89.9
 Add capitalization/less amortization of deferred
  policy acquisition costs related to net
  realized investment gains (losses).............         4.4        (3.5)           --             --           --           0.9
  Less amounts credited to participating pension
  contractholder accounts........................          --          --          (6.9)            --           --          (6.9)
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Net realized investment (losses) gains, net of
  related amortization of deferred policy
  acquisition costs and amounts credited to
  participating pension contractholders--per
  consolidated financial statements..............       (29.9)       15.3         (64.7)          10.3        152.9          83.9
 Less realized investment (losses) gains
  attributable to mortgage securitizations.......          --          --            --            3.2           --           3.2
 Net realized investment gains in the closed
  block..........................................        11.7          --            --             --           --          11.7
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Realized investment (losses) gains, net-pre-tax
  adjustment made to calculate segment operating
  income.........................................       (18.2)       15.3         (64.7)           7.1        152.9          92.4
 Less income tax effect..........................         6.7         3.3          24.2           (2.7)       (59.4)        (27.9)
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Realized investment (losses) gains,
  net-after-tax adjustment made to calculate
  segment operating income.......................   $   (11.5)  $    18.6     $   (40.5)      $    4.4    $    93.5     $    64.5
                                                    =========   =========     =========       ========    =========     =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)


                                                                  Retail                   Institutional
                                                      Retail      Asset     Institutional   Investment    Corporate
1999                                                Protection  Gathering       G&SFP       Management    and Other    Consolidated
----                                                ----------  ---------   -------------  -------------  ---------    ------------
Revenues:
 Segment revenues................................   $ 2,756.9   $ 1,057.3     $ 2,021.8       $  189.9    $ 1,310.5     $ 7,336.4
 Realized investment gains (losses), net.........       173.6       (11.0)         93.3            3.1        (56.1)        202.9
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Revenues........................................   $ 2,930.5   $ 1,046.3     $ 2,115.1       $  193.0    $ 1,254.4     $ 7,539.3
                                                    =========   =========     =========       ========    =========     =========
 Net investment income...........................   $ 1,101.9   $   388.6     $ 1,681.3       $   45.9    $   350.8     $ 3,568.5
Net Income:
 Segment after-tax operating income..............       188.7       115.1         201.7           37.3         67.8         610.6
 Realized investment gains (losses), net.........       108.6        (6.9)         58.4            2.0        (42.1)        120.0
 Class action lawsuit............................          --          --            --             --        (91.1)        (91.1)
 Restructuring charges...........................        (8.6)       (7.3)         (0.6)            --         (0.5)        (17.0)
 Surplus tax.....................................       (12.5)       (1.0)         (6.5)            --         (2.2)        (22.2)
 Workers' compensation reinsurance reserves......          --          --            --             --       (133.7)       (133.7)
 Group pension dividend transfer.................          --          --        (205.8)            --           --        (205.8)
 Demutualization expenses........................       (61.3)      (13.0)        (16.1)            --         (3.2)        (93.6)
 Other demutualization related costs.............        (4.6)       (0.9)         (1.1)            --         (0.2)         (6.8)
 Cumulative effect of accounting change..........          --        (9.6)           --           (0.1)          --          (9.7)
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Net income......................................   $   210.3   $    76.4     $    30.0       $   39.2    $  (205.2)    $   150.7
                                                    =========   =========     =========       ========    =========     =========
Supplemental Information:
 Inter-segment revenues..........................          --          --            --       $   43.6    $   (43.6)           --
 Equity in net income of investees accounted for
  by the equity method...........................   $    46.2   $    (0.3)    $    14.3            3.5          1.4     $    65.1
 Amortization of deferred policy acquisition
  costs..........................................        69.2        53.5           3.1             --         38.4         164.2
 Interest expense................................         0.7         6.2            --            5.3         57.9          70.1
 Income tax expense (credit).....................       138.9        51.9          (7.5)          26.5       (111.9)         97.9
 Segment assets..................................    25,372.1    14,297.2      30,370.5        3,531.4     11,017.2      84,588.4
Net Realized Investment Gains Data:
 Net realized investment gains (losses)..........       228.4       (16.1)         97.4            6.6        (55.3)        261.0
 Less amortization of deferred policy acquisition
  costs related to net realized investment
  (losses) gains.................................       (54.8)        5.1            --             --         (0.8)        (50.5)
 Less amounts credited to participating pension
  contractholder accounts........................          --          --         (35.3)            --           --         (35.3)
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Net realized investment gains (losses), net of
  related amortization of deferred policy
  acquisition costs and amounts credited to
  participating pension contractholders--per
  consolidated financial statements..............       173.6       (11.0)         62.1            6.6        (56.1)        175.2
 Less realized investment (losses) gains
  attributable to mortgage securitizations and
  investments backing short-term funding
  agreements.....................................          --          --         (31.2)           3.5           --         (27.7)
 Less gain on sale of business...................          --          --            --             --        (33.0)        (33.0)
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Realized investment gains (losses), net-pre-tax
  adjustment made to calculate segment operating
  income.........................................       173.6       (11.0)         93.3            3.1        (89.1)        169.9
 Less income tax effect..........................       (65.0)        4.1         (34.9)          (1.1)        47.0         (49.9)
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Realized investment gains (losses),
  net-after-tax adjustment made to calculate
  segment operating income.......................   $   108.6   $    (6.9)    $    58.4       $    2.0    $   (42.1)    $   120.0
                                                    =========   =========     =========       ========    =========     =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)



                                                                   Retail                   Institutional
                                                       Retail      Asset     Institutional   Investment    Corporate
1998                                                 Protection  Gathering       G&SFP       Management    and Other   Consolidated
----                                                 ----------  ---------   -------------  -------------  ---------   ------------
Revenues:
 Segment revenues.................................   $ 2,667.6   $ 1,015.3     $ 1,731.2      $  143.9     $1,103.9     $ 6,661.9
 Realized investment gains, net...................        75.3        18.3          30.7           0.2         23.7         148.2
                                                     ---------   ---------     ---------      --------     --------     ---------
 Revenues.........................................   $ 2,742.9   $ 1,033.6     $ 1,761.9      $  144.1     $1,127.6     $ 6,810.1
                                                     =========   =========     =========      ========     ========     =========
 Net investment income............................   $ 1,061.2   $   378.0     $ 1,576.3      $   24.1     $  288.4     $ 3,328.0
Net Income:
 Segment after-tax operating income...............   $   166.1   $   111.1     $   145.7      $   15.4     $   56.3     $   494.6
 Realized investment gains, net...................        49.0        12.0          17.2           0.1         15.4          93.7
 Class action lawsuit.............................          --          --            --            --       (150.0)       (150.0)
 Surplus tax......................................        11.7         0.3           2.0            --          1.5          15.5
 Demutualization expenses.........................        (7.9)       (1.8)         (1.5)           --         (0.5)        (11.7)
                                                     ---------   ---------     ---------      --------     --------     ---------
 Net income.......................................   $   218.9   $   121.6     $   163.4      $   15.5     $  (77.3)    $   442.1
                                                     =========   =========     =========      ========     ========     =========
Supplemental Information:
 Inter-segment revenues...........................          --          --            --      $   34.3     $  (34.3)           --
 Equity in net income of investees accounted for
  by the equity method............................   $    54.9          --     $    12.7           0.9          1.5     $    70.0
 Amortization of deferred policy acquisition costs       153.9   $    46.8           3.7            --         45.3         249.7
 Interest expense.................................         0.3         8.5            --           7.0         60.9          76.7
 Income tax expense (credit)......................        82.1        61.5          67.9          10.7        (48.1)        174.1
 Segment assets...................................    25,684.2    12,715.7      29,315.2       3,439.6      5,792.5      76,947.2
Net Realized Investment Gains Data:
 Net realized investment gains (losses)...........       112.9        21.9          72.1          (4.2)        23.7         226.4
 Less amortization of deferred policy acquisition
  costs related to net realized investment
  (losses) gains..................................       (37.6)       (3.6)           --            --           --         (41.2)
 Less amounts credited to participating pension
  contractholder accounts.........................          --          --         (79.1)           --           --         (79.1)
                                                     ---------   ---------     ---------      --------     --------     ---------
 Net realized investment gains (losses), net of
  related amortization of deferred policy
  acquisition costs and amounts credited to
  participating pension contractholders--per
  consolidated financial statements...............        75.3        18.3          (7.0)         (4.2)        23.7         106.1
 Less realized investment (losses) gains
  attributable to mortgage securitizations and
  investments backing short-term funding
  agreements......................................          --          --         (37.7)         (4.4)          --         (42.1)
 Realized investment gains, net-pre-tax adjustment
  made to calculate segment operating income......        75.3        18.3          30.7           0.2         23.7         148.2
 Less income tax effect...........................       (26.3)       (6.3)        (13.5)         (0.1)        (8.3)        (54.5)
                                                     ---------   ---------     ---------      --------     --------     ---------
 Realized investment gains, net-after-tax
  adjustment made to calculate segment operating
  income..........................................   $    49.0   $    12.0     $    17.2      $    0.1     $   15.4     $    93.7
                                                     =========   =========     =========      ========     ========     =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

  The Company operates primarily in the United States, Canada and the Pacific Rim (China, Indonesia, Malaysia, the Philippines, Singapore, and Thailand). The following table summarizes selected financial information by geographic location for the year ended or at December 31:

                                                                          Income Before
                                                                     Income Taxes, Minority
                                                                     Interest and Cumulative
                                             Long-lived                     Effect of
Location                           Revenues    Assets     Assets        Accounting Change
--------                           --------  ----------  ---------  ------------------------
                                                       (in millions)
2000
United States...................   $5,823.7    $424.8    $77,978.9          $1,130.7
Canada..........................    1,078.6      30.4      9,357.8              58.5
Foreign--other..................      244.7       3.4        444.1               5.9
                                   --------    ------    ---------          --------
 Total..........................   $7,147.0    $458.6    $87,780.8          $1,195.1
                                   ========    ======    =========          ========

1999
United States...................   $6,560.7    $440.0    $75,777.6          $  211.7
Canada..........................      741.9      28.8      8,461.7              41.8
Foreign--other..................      236.7       2.2        349.1               6.4
                                   --------    ------    ---------          --------
 Total..........................   $7,539.3    $471.0    $84,588.4          $  259.9
                                   ========    ======    =========          ========

1998
United States...................   $6,069.5    $442.5    $71,725.1          $  585.1
Canada..........................      512.0      24.9      4,941.6              30.2
Foreign--other..................      228.6       2.1        280.5               2.0
                                   --------    ------    ---------          --------
 Total..........................   $6,810.1    $469.5    $76,947.2          $  617.3
                                   ========    ======    =========          ========

  The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

Note 14--Fair Value of Financial Instruments

  The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

  The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14--Fair Value of Financial Instruments (continued)

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying amounts for commercial paper and short-term borrowings approximate fair value.

  Fair values for the Company's guaranteed investment contracts and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the initial commitment.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14--Fair Value of Financial Instruments (continued)

  The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                                        December 31,
                                                                        ---------------------------------------------
                                                                                2000                    1999
                                                                        ---------------------   ---------------------
                                                                        Carrying      Fair      Carrying       Fair
                                                                          Value       Value       Value        Value
                                                                        ----------  ---------   ----------  ---------
                                                                                        (in millions)
Assets:
  Fixed maturities:
    Held-to-maturity................................................    $11,888.6   $11,651.2   $13,790.2   $13,438.7
    Available-for-sale..............................................     16,023.5    16,023.5    16,959.2    16,959.2
  Equity securities:
    Available-for-sale..............................................      1,094.9     1,094.9     1,230.2     1,230.2
    Trading securities..............................................        231.6       231.6        84.1        84.1
  Mortgage loans on real estate.....................................      8,968.9     9,350.6    10,733.0    10,681.8
  Policy loans......................................................        428.6       428.6     1,938.8     1,938.8
  Short-term investments............................................        151.9       151.9       166.9       166.9
  Cash and cash equivalents.........................................      2,841.2     2,841.2     1,797.7     1,797.7
Liabilities:
  Debt..............................................................        779.3       771.5       990.7       962.8
  Guaranteed investment contracts and
   funding agreements...............................................     14,333.9    13,953.8    13,109.3    12,709.1
  Fixed rate deferred and immediate annuities.......................      5,195.2     5,101.3     4,801.1     4,656.9
  Supplementary contracts Without life contingencies................         60.0        63.1        56.6        55.7

Derivatives assets/(liabilities) relating to:
  Futures contracts, net............................................        (16.2)      (16.2)       31.3        31.3
  Interest rate swap agreements.....................................       (178.2)     (176.1)       82.9       (18.3)
  Interest rate swap CMT............................................           --        (5.2)         --          --
  Interest rate cap agreements......................................          2.2         2.2         5.8         5.8
  Interest rate floor agreements....................................         59.0        59.0         0.1         0.1
  Interest rate swaption agreements.................................         (1.3)       (1.3)       (3.6)       (3.6)
  Currency rate swap agreements.....................................         11.4      (461.6)        9.1       (48.3)
  Equity collar agreements..........................................         11.7        11.7        53.0        53.0

Commitments.........................................................           --    (1,843.9)         --    (1,273.5)

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15--Stock Compensation Plans

  On January 5, 2000, the Company, as sole shareholder of JHFS, approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Company, options of JHFS common stock granted may be either non-qualified options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire JHFS's common stock.

  The maximum number of shares of JHFS common stock available under the Incentive Plan is 5% of the total number of shares of common stock that were outstanding following the IPO. In addition, no more than 4% of these shares shall be available for awards of incentive stock options under the Incentive Plan, and no more than 1% of these shares shall be available for stock awards, which includes non-vested stock. The aggregate number of shares that may be covered by awards for any one participant over the period that the Incentive Plan is in effect shall not exceed 1% of these shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

  The Incentive Plan has options exercisable at March 13, 2001 and 2002, June 12, 2001 and 2002, and August 14, 2001 and 2002. JHFS has granted 4.6 million options to employees of the Company as of December 31, 2000. Options outstanding under the Incentive Plan were granted at a price equal to the market value of the stock on the date of grant, vest over a two-year period, and expire five years after the grant date.

  The status of JHFS stock options granted to employees of the Company under the Long-Term Stock Incentive Plan is summarized below as of December 31:

                                                                 Number of Shares   Weighted-average
                                                                  (in thousands)     exercise price
                                                                 ----------------  ------------------
Outstanding at February 1, 2000..............................             --             $   --
 Granted.....................................................        4,618.4              14.06
 Exercised...................................................            0.2              13.94
 Canceled....................................................          311.6              13.94
                                                                     -------             ------
Outstanding at December 31, 2000.............................        4,306.6              14.07

Options exercisable at:
 March 13, 2001..............................................        2,125.3              13.94
 June 12, 2001...............................................            6.3              23.37
 August 14, 2001.............................................           21.7              23.75
 March 13, 2002..............................................        2,125.3              13.94
 June 12, 2002...............................................            6.3              23.37
 August 14, 2002.............................................           21.7              23.75

  The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value. Had compensation expense for the Company's stock-based compensation plan been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's net earnings would have been reduced to the pro forma amounts indicated below. Additional stock option awards are anticipated in future years.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15--Stock Compensation Plans  (continued)

  The Black-Scholes option valuation model was developed for use in estimating fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require input of highly subjective assumptions including the expected stock price volatility. Because the JHFS stock options granted to employees of the Company have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of the stock options.

  The estimated weighted-average grant date fair value per share of stock options granted during 2000 using the Black-Scholes option valuation model was $3.66. The fair value of options granted in 2000 is estimated on the date of grant using the following assumptions: dividend yield of 1.8%, expected volatility of 24%, risk-free interest rate range of 4.8% to 5.6% depending on grant date, and an expected life ranging from 2 to 5 years.

  For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:


                                      For The Period
                                         February             Year Ended
                                          through          December 31, 2000
                                     December 31, 2000   Pro Forma (unaudited)
                                     -----------------  -----------------------
                                                  (in millions)

Net income:
 As reported.......................       $796.1                $840.1
 Pro forma (unaudited).............        792.4                 835.8

  At December 31, 2000, JHFS had 4.3 million stock options outstanding to employees of the Company with a weighted-average remaining contractual life of
4.2 years and a weighted-average exercise price of $14.07. As of December 31, 2000, there were 21,707 options exercisable, which represent grants to employees of the Company who subsequently retired. Employees of the Company who retire with outstanding options immediately vest and have a maximum of one year to exercise.

  On March 13, 2000, JHFS granted 291,028 shares of non-vested stock to key personnel of the Company at a weighted-average grant price per share of $14.34. These grants of non-vested stock are forfeitable and vest at three or five years of service with the Company. The total grant-date exercise price of the non-vested stock granted from February 1, 2000 through December 31, 2000 is $4.2 million. During the third and fourth quarters of 2000, 50,837 shares of non-vested stock were forfeited with a total grant date exercise price of $0.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16--Subsequent Events

  On February 8, 2001, the Company signed letters of intent to reinsure 50% of the business in the Closed Block, effective January 1, 2001. The effect of the reinsurance will be to lower the Company's statutory risk based capital requirements and to raise its statutory risk based capital ratio. This will provide greater statutory capital flexibility for the Company. There will be no effect on policyholder dividends, nor will the immediate effect on earnings be material, as the reinsurance treaties will not meet the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long Duration Contracts." Final treaties with two reinsurers are expected to be signed by the end of the first quarter of 2001. The reinsurance agreements result in making several hundred million dollars in statutory capital available for further business development or other purposes.

  In March 2001, the Company announced the sale of the retirement plan record-keeping business operated out of the mutual fund subsidiary of the Company, John Hancock Funds. It is estimated that an after-tax charge of approximately $9 million will be recorded in the first quarter of 2001 and that the Company will initially sever 31 employees with additional severances planned. The Company will continue to manage the assets of the business, the purchaser will assume the record-keeping and support responsibilities.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            excluding Closed Block
                            As of December 31, 2000
                                 (in millions)


                                                              Amount at Which
                                                                Shown in the
                                                                Consolidated
          Type of Investment             Cost (2)   Value      Balance Sheet
          ------------------             --------   -----     ---------------

Fixed maturity securities, available-
  for-sale:
Bonds:
United States government and government
 agencies and authorities...............     243.2     247.9          247.9
States, municipalities and political
 subdivisions...........................     126.6     126.7          126.7
Foreign governments.....................   1,386.4   1,453.8        1,453.8
Public utilities........................   1,051.4   1,085.0        1,085.0
Convertibles and bonds with warrants
 attached...............................     250.9     258.4          258.4
All other corporate bonds...............  12,123.4  12,263.9       12,264.0
Certificates of deposits................       0.0       0.0            0.0
Redeemable preferred stock..............     608.4     587.8          587.8
                                          --------  --------       --------
Total fixed maturity securities,
 available-for-sale.....................  15,790.3  16,023.5       16,023.6
                                          --------  --------       --------

Equity securities, available-for-sale:
Common stocks:
Public utilities........................       4.7       5.5            5.5
Banks, trust and insurance companies....       1.9       2.8            2.8
Industrial, miscellaneous and all other.     703.1     968.9          968.9
Non-redeemable preferred stock..........     120.9     117.7          117.7
                                          --------  --------       --------
Total equity securities,
 available-for-sale.....................     830.6   1,094.9        1,094.9
                                          --------  --------       --------

Fixed maturity securities, held-to-maturity:
Bonds:
United States government and government
 agencies and authorities...............      32.5      33.2           32.5
States, municipalities and political
 subdivisions...........................     717.4     701.3          717.4
Foreign governments.....................       5.6      10.2            5.6
Public utilities........................     973.2     901.3          973.2
Convertibles and bonds with warrants
 attached...............................     174.2     149.0          174.2
All other corporate bonds...............   9,985.7   9,856.2        9,985.7
Certificates of deposits................       0.0       0.0            0.0
Redeemable preferred stock..............       0.0       0.0            0.0
                                          --------  --------       --------
Total fixed maturity securities,
 held-to-maturity.......................  11,888.6  11,651.2       11,888.6
                                          --------  --------       --------

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
            OTHER THAN INVESTMENTS IN RELATED PARTIES--(CONTINUED)
                            excluding Closed Block
                            As of December 31, 2000
                                 (in millions)



                                                                Amount at Which
                                                                  Shown in the
                                                                  Consolidated
          Type of Investment               Cost (2)   Value      Balance Sheet
          ------------------               --------   -----     ---------------

Equity securities, trading:
Common stocks:
Public utilities..........................      7.1       8.6            8.6
Banks, trust and insurance companies......     14.9      24.6           24.6
Industrial, miscellaneous and all other...    171.4     198.4          198.4
Non-redeemable preferred stock............      0.0       0.0            0.0
Total equity securities, trading..........    193.4     231.6          231.6
                                           --------  --------       --------

Mortgage loans on real estate, net (1)....  9,038.9      XXXX        8,968.9
Real estate, net:
Investment properties (1).................    386.8      XXXX          373.6
Acquired in satisfaction of debt (1)......    175.7      XXXX          145.4
Policy loans..............................    428.6      XXXX          428.6
Other long-term investments (2)...........  1,353.0      XXXX        1,353.0
Short-term investments....................    151.9      XXXX          151.9
                                           --------  --------       --------
 Total investments........................ 40,237.8  29,001.3       40,660.0
                                           ========  ========       ========

(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

  As of December 31, 2000, 1999 and 1998 and for each of the years then ended
                                 (in millions)


                                                    Future Policy                      Other
                                       Deferred       Benefits,                       Policy
                                        Policy      Losses, Claims                  Claims and
                                      Acquisition      And Loss       Unearned       Benefits     Premium
     Segment                             Costs         Expenses      Premiums(1)    Payable(1)    Revenue
     -------                          ------------  ---------------  ------------   -----------   -------
2000:
Protection..........................   $1,466.8       $ 4,814.4         $262.6       $ 33.5        $430.6
Asset Gathering.....................      558.2         5,619.9                        (4.5)         63.4
Guaranteed & Structured.............
Financial Products..................        8.5        21,944.2           60.4          0.7         620.3
Investment Management...............          -               -              -            -             -
Corporate & Other...................      355.0         6,471.6          348.3        224.0       1,076.1
                                       --------       ---------         ------       ------      --------
 Total..............................   $2,388.5       $38,850.1         $671.3       $253.7      $2,190.4

1999:
Protection..........................   $2,291.6       $15,035.0         $217.4       $112.1      $1,291.0
Asset Gathering.....................      521.5         5,166.8              -          0.2          17.2
Guaranteed & Structured.............
Financial Products..................        8.4        20,310.4           56.1          0.5         298.2
Investment Management...............          -               -              -            -             -
Corporate & Other...................      321.2         6,629.1          216.7        246.1         804.9
                                       --------       ---------         ------       ------      --------
 Total..............................   $3,142.7       $47,141.3         $490.2       $358.9      $2,411.3

1998:
Protection..........................   $2,017.6       $14,093.6         $219.5       $ 85.5      $1,262.5
Asset Gathering.....................      425.2         4,850.0              -          0.2          19.8
Guaranteed & Structured.............
Financial Products..................        8.7        19,366.4           48.4          0.3         121.4
Investment Management...............          -               -              -            -             -
Corporate & Other...................      251.0         3,865.0          105.9        800.3         705.3
                                       --------       ---------         ------       ------      --------
 Total..............................   $2,702.5       $42,175.0         $373.8       $886.3      $2,109.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  As of December 31, 2000, 1999 and 1998 and for each of the years then ended
                                 (in millions)

                                                                   Amortization of
                                                   Benefits,       Deferred Policy
                                               Claims, Losses,    Acquisition Costs,
                                      Net            and          Excluding Amounts       Other
                                  Investment      Settlement     Related to Realized    Operating
       Segment                      Income         Expenses        Investment Gains      Expenses
       -------                    ----------   ---------------   -------------------    ---------
2000:
Protection......................   $  604.8        $  633.5             $ 55.5           $  395.8
Asset Gathering.................      445.8           371.3               78.8              557.4
Guaranteed & Structured.........
Financial Products..............    1,741.9         1,963.5                2.6               77.5
Investment Management...........       22.7               -                  -              132.7
Corporate & Other...............      435.8         1,124.2               46.9              344.3
                                   --------        --------             ------           --------
 Total..........................   $3,251.0        $4,092.5             $183.8           $1,507.7

1999:
Protection......................   $1,101.9        $1,595.0             $ 69.2           $  401.2
Asset Gathering.................      388.6           299.3               53.5              542.1
Guaranteed & Structured.........
Financial Products..............    1,681.3         1,959.9                3.1               88.1
Investment Management...........       45.9               -                  -              127.2
Corporate & Other...............      350.8         1,278.8               38.4              225.8
                                   --------        --------             ------           --------
 Total..........................   $3,568.5        $5,133.0             $164.2           $1,384.4

1998:
Protection......................   $1,061.2        $1,424.4             $165.4           $  418.3
Asset Gathering.................      378.0           296.3               46.8              504.9
Guaranteed & Structured.........
Financial Products..............    1,576.3         1,411.5                3.7               92.6
Investment Management...........       24.1               -                  -              117.8
Corporate & Other...............      288.4           950.4               45.3              224.2
                                   --------        --------             ------           --------
 Total..........................   $3,328.0        $4,082.6             $261.2           $1,357.8

(1) Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reporting operating results would change by segment if different methods were applied.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          SCHEDULE IV -- REINSURANCE

 As of December 31, 2000, 1999 and 1998 and for each of the years then ended:
                                 (in millions)

                                                                                                         Percentage
                                                               Ceded to       Assumed                    of Amount
                                                   Gross         Other       from Other                   Assumed
                                                  Amount       Companies     Companies     Net Amount      to Net
                                                  ------       ---------     ----------    ----------    ----------
2000
Life insurance in force......................   346,720.6      $91,827.1     $27,489.1     $282,382.6         9.7%
                                               ----------      ---------     ---------     ----------      ======
Premiums:
Life insurance...............................  $  1,818.8      $   370.6     $    23.9     $  1,472.1         1.6%
Accident and health insurance................     1,338.6        1,061.5         441.2          718.3        61.4%
P&C..........................................          --             --            --             --         0.0%
                                               ----------      ---------     ---------     ----------      ------
  Total......................................  $  3,157.4      $ 1,432.1     $   465.1     $  2,190.4        21.2%
                                               ==========      =========     =========     ==========      ======

1999
Life insurance in force......................  $380,019.3      $83,232.3     $29,214.6     $326,001.6         9.0%
                                               ----------      ---------     ---------     ----------      ======
Premiums:
Life insurance...............................  $  2,292.8      $   468.5     $   139.4     $  1,963.7         7.1%
Accident and health insurance................     1,142.4          868.2         173.1          447.3        38.7%
P&C..........................................          --             --            --            0.3       100.0%
                                               ----------      ---------     ---------     ----------      ------
  Total......................................  $  3,435.2      $ 1,336.7     $   312.8     $  2,411.3        13.0%
                                               ==========      =========     =========     ==========      ======

1998
Life insurance in force......................  $324,597.7      $88,662.6     $29,210.1     $265,145.2        11.0%
                                               ----------      ---------     ---------     ----------      ======
Premiums:
Life insurance...............................  $  1,871.9      $   327.6     $   221.0     $  1,765.3        12.5%
Accident and health insurance................       956.5          743.7         130.9          343.7        38.1%
P&C..........................................         7.1            9.0           1.9                        0.0%
                                               ----------      ---------     ---------     ----------      ------
  Total......................................  $  2,835.5      $ 1,080.3     $   353.8     $  2,109.0        16.8%
                                               ==========      =========     =========     ==========      ======

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and universal life insurance products.

                                         Audited Financial Statements


                                         John Hancock Variable
                                         Annuity Account U


                                         Year ended December 31, 2000

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                         AUDITED FINANCIAL STATEMENTS


                         Year ended December 31, 2000


                                   Contents


Report of Independent Auditors..............................................


Audited Financial Statements


Statement of Assets and Liabilities.........................................
Statements of Operations....................................................
Statements of Changes in Net Assets.........................................
Notes to Financial Statements...............................................

                        Report of Independent Auditors

To the Contractowners of
John Hancock Variable Annuity Account U
  of John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account U (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Large Cap Aggressive Growth, Small/ Mid Cap Value, Large Cap Value CORE, International Equity, Mid Cap Blend, Aggressive Balanced, Fundamental Growth (formerly, Fundamental Mid Cap Growth) and Large/Mid Cap Value Subaccounts) as of December 31, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account U at December 31, 2000, the results of their operations for the year then ended, and the changes in their net assets for each of the periods indicated, in conformity with generally accepted in the United States.



February 13, 2001

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2000


                                                                       Large Cap                  International    Small Cap
                                                                         Growth     Active Bond   Equity Index      Growth
                                                                       Subaccount    Subaccount    Subaccount     Subaccount
                                                                      ------------  ------------  -------------  -----------
Assets
Investment in shares of portfolios of John
 Hancock Variable Series Trust I, at value.........................   $248,770,485  $205,498,184   $43,991,205   $27,277,496
Receivable from John Hancock Variable Series Trust I...............        141,083       256,950        19,908        16,653
                                                                      ------------  ------------  ------------   -----------
Total assets.......................................................    248,911,568   205,755,134    44,011,113    27,294,149
Liabilities
Payable to John Hancock Variable Life Insurance Company............        112,185       237,667        14,942        13,487
Asset charges payable..............................................         28,898        19,283         4,966         3,166
                                                                      ------------  ------------  ------------   -----------
Total liabilities..................................................        141,083       256,950        19,908        16,653
                                                                      ------------  ------------  ------------   -----------
Net assets.........................................................   $248,770,485  $205,498,184    $43,991,205   $27,277,496
                                                                      ============  ============  ============   ===========


                                                                     Global         Mid Cap     Large Cap
                                                                    Balanced        Growth        Value       Money Market
                                                                   Subaccount     Subaccount   Subaccount      Subaccount
                                                                   ----------     -----------  -----------   -------------
Assets
Investment in shares of portfolios of John
 Hancock Variable Series Trust I, at value.......................   $840,566      $53,567,792  $11,099,821   $  63,364,349
Receivable from John Hancock Variable
 Series Trust I..................................................        878          286,470       32,147          89,970
                                                                    --------      -----------  -----------   -------------
Total assets.....................................................    841,444       53,854,262   11,131,968      63,454,319
Liabilities
Payable to John Hancock Variable Life Insurance
 Company.........................................................        784          280,245       30,890          83,279
Asset charges payable............................................         94            6,225        1,257           6,691
                                                                    --------      -----------  -----------   -------------
Total liabilities................................................        878          286,470       32,147          89,970
                                                                    --------      -----------  -----------   -------------
Net assets.......................................................   $840,566      $53,567,792  $11,099,821   $  63,364,349
                                                                    ========      ===========  ===========   =============


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                               December 31, 2000


                                                                                        Small/Mid     Real Estate       Growth &
                                                                      Mid Cap Value    Cap Growth       Equity           Income
                                                                        Subaccount     Subaccount      Subaccount      Subaccount
                                                                      -------------    -----------    -----------    --------------
Assets
Investment in shares of portfolios of John Hancock
 Variable Series Trust I, at value.................................   $8,133,272      $19,950,126    $49,936,561     $751,991,540
Receivable from John Hancock Variable
 Series Trust I....................................................       23,248            7,792         53,872          572,807
                                                                       ----------      -----------    -----------     ------------
Total assets.......................................................    8,156,520       19,957,918     49,990,433      752,564,347
Liabilities
Payable to John Hancock Variable Life
 Insurance Company.................................................        22,323            5,486         48,088          502,796
Asset charges payable..............................................           925            2,306          5,784           70,011
                                                                       ----------      -----------    -----------     ------------
Total liabilities..................................................        23,248            7,792         53,872          572,807
                                                                       ----------      -----------    -----------     ------------
Net assets.........................................................    $8,133,272      $19,950,126    $49,936,561     $751,991,540
                                                                       ==========      ===========    ===========     ============

                                                                                          Short-term    Small Cap     International
                                                                           Managed           Bond         Equity      Opportunities
                                                                          Subaccount      Subaccount    Subaccount     Subaccount
                                                                        --------------    ----------    ----------   ---------------
Assets
Investment in shares of portfolios of John
 Hancock Variable Series Trust I, at value..........................    $1,029,522,822    $5,448,171    $4,296,442     $6,663,330
Receivable from John Hancock Variable
 Series Trust I.....................................................           774,416         3,599        20,536            831
                                                                        --------------    ----------    ----------     ----------
Total assets........................................................     1,030,297,238     5,451,770     4,316,978      6,664,161
Liabilities
Payable to John Hancock Variable Life Insurance
 Company............................................................           656,290         2,985        20,042             82
Asset charges payable...............................................           118,126           614           494            749
                                                                        --------------    ----------    ----------     ----------
Total liabilities...................................................           774,416         3,599        20,536            831
                                                                        --------------    ----------    ----------     ----------
Net assets..........................................................    $1,029,522,822    $5,448,171    $4,296,442     $6,663,330
                                                                        ==============    ==========    ==========     ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                               December 31, 2000


                                                                                             Emerging
                                                                                  Global     Markets
                                                                  Equity Index     Bond       Equity     Bond Index
                                                                   Subaccount   Subaccount  Subaccount   Subaccount
                                                                  ------------  ----------  ----------  ------------
Assets
Investment in shares of portfolios of John Hancock
 Variable Series Trust I, at value.............................   $29,848,917   $3,659,474  $3,581,399    $549,481
Receivable from John Hancock Variable Series Trust I...........         5,915        5,839         405          62
                                                                  -----------   ----------  ----------    --------
Total assets...................................................    29,854,832    3,665,313   3,581,804     549,543
Liabilities
Payable to John Hancock Variable Life Insurance Company........         2,504        5,432          --          --
Asset charges payable..........................................         3,411          407         405          62
                                                                  -----------   ----------  ----------    --------
Total liabilities..............................................         5,915        5,839         405          62
                                                                  -----------   ----------  ----------    --------
Net assets.....................................................   $29,848,917   $3,659,474  $3,581,399    $549,481
                                                                  ===========   ==========  ==========    ========

                                                                                          Large Cap
                                                                  Small/mid   High Yield  Aggressive   Small/mid
                                                                   Cap Core      Bond       Growth     Cap Value
                                                                  Subaccount  Subaccount  Subaccount   Subaccount
                                                                  ----------  ----------  ----------  ------------
Assets
Investment in shares of portfolios of John Hancock
 Variable Series Trust I, at value.............................   $ 1,394,937   $519,667    $254,428    $2,248,948
Receivable from John Hancock Variable Series Trust I...........           209        184          29           481
                                                                  -----------   --------    --------    ----------
Total assets...................................................     1,395,146    519,851     254,457     2,249,429
Liabilities
Payable to John Hancock Variable Life Insurance Company........            48        125          --           222
Asset charges payable..........................................           161         59          29           259
                                                                  -----------   --------    --------    ----------
Total liabilities..............................................           209        184          29           481
                                                                  -----------   --------    --------    ----------
Net assets.....................................................   $ 1,394,937   $519,667    $254,428    $2,248,948
                                                                  ===========   ========    ========    ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                               December 31, 2000


                                                                Large Cap   International    Mid Cap
                                                                Value Core     Equity         Blend
                                                                Subaccount   Subaccount     Subaccount
                                                                ----------  -------------  ------------
Assets
Investment in shares of portfolios of John Hancock
 Variable Series Trust I, at value............................    $6,334       $35,748       $850,567
Receivable from John Hancock Variable Series Trust I..........         1             4             99
                                                                  ------       -------       --------
Total assets..................................................     6,335        35,752        850,666
Liabilities
Payable to John Hancock Variable Life Insurance Company.......        --            --             --
Asset charges payable.........................................         1             4             99
                                                                  ------       -------       --------
Total liabilities.............................................         1             4             99
                                                                  ------       -------       --------
Net assets....................................................    $6,334       $35,748       $850,567
                                                                  ======       =======       ========

                                                                  Aggressive  Fundamental   Large/mid
                                                                   Balanced     Growth      Cap Value
                                                                  Subaccount  Subaccount    Subaccount
                                                                  ----------  -----------  -----------
Assets
Investment in shares of portfolios of John Hancock
 Variable Series Trust I, at value............................     $29,406    $4,253,038     $162,471
Receivable from John Hancock Variable Series Trust I..........           3        29,218           19
                                                                   -------    ----------     --------
Total assets..................................................      29,409     4,282,256      162,490
Liabilities
Payable to John Hancock Variable Life Insurance Company.......          --        28,721           --
Asset charges payable.........................................           3           497           19
                                                                   -------    ----------     --------
Total liabilities.............................................           3        29,218           19
                                                                   -------    ----------     --------
Net assets....................................................     $29,406    $4,253,038     $162,471
                                                                   =======    ==========     ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 2000


                                                                   Large Cap                   International    Small Cap
                                                                    Growth       Active Bond   Equity Index       Growth
                                                                  Subaccount      Subaccount    Subaccount      Subaccount
                                                                 --------------  ------------  -------------  ---------------
Investment income:
Distributions received from the portfolios of John
 Hancock Variable Series Trust I..............................   $  39,967,942   $13,737,115   $  2,366,253    $  2,674,929
Expenses:
 Mortality and expense risks..................................       4,539,278     2,668,451        742,260         477,172
                                                                 -------------   -----------   ------------    ------------
Net investment income.........................................      35,428,664    11,068,664      1,623,993       2,197,757
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).....................................      26,364,178    (4,986,663)     1,147,826       5,922,950
 Net unrealized appreciation (depreciation)
  during the year.............................................    (121,381,992)   12,157,576    (13,628,035)    (19,398,417)
                                                                 -------------   -----------   ------------    ------------
Net realized and unrealized gain (loss) on investments........      95,017,814)    7,170,913    (12,480,209)    (13,475,467)
                                                                 -------------   -----------   ------------    ------------
Net increase (decrease) in net assets resulting from
 operations...................................................   $ (59,589,150)  $18,239,577   $(10,856,216)   $(11,277,710)
                                                                 =============   ===========   ============    ============

                                                                           Global      Mid Cap       Large Cap      Money
                                                                          Balanced      Growth         Value        Market
                                                                         Subaccount   Subaccount    Subaccount    Subaccount
                                                                         ----------  -------------  -----------  ------------
Investment income:
Distributions received from the portfolios of John Hancock Variable
 Series Trust I.......................................................   $  44,138   $  8,850,782   $  616,074    $4,314,793
Expenses:
 Mortality and expense risks..........................................      13,856      1,133,328      141,349       917,021
                                                                         ---------   ------------   ----------    ----------
Net investment income.................................................      30,282      7,717,454      474,725     3,397,772
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).............................................     (24,266)     9,435,897     (974,459)           --
 Net unrealized appreciation (depreciation) during the year...........    (120,635)   (56,563,675)   1,543,162            --
                                                                         ---------   ------------   ----------    ----------
Net realized and unrealized gain (loss) on investments................    (144,901)   (47,127,778)     568,703            --
                                                                         ---------   ------------   ----------    ----------
Net increase (decrease) in net assets resulting from operations.......   $(114,619)  $(39,410,324)  $1,043,428    $3,397,772
                                                                         =========   ============   ==========    ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                         Year Ended December 31, 2000


                                                           Mid Cap    Small/Mid Cap  Real Estate     Growth &
                                                            Value        Growth        Equity         Income
                                                         Subaccount    Subaccount    Subaccount     Subaccount
                                                         -----------  -------------  -----------  ---------------
Investment income:
Distributions received from the portfolios of
 John Hancock Variable Series Trust I..................  $  839,909    $2,061,157    $ 4,656,385   $ 141,442,422
Expenses:
 Mortality and expense risks...........................      88,416       293,675        654,391      11,383,955
                                                         ----------    ----------    -----------   -------------
Net investment income..................................     751,493     1,767,482      4,001,994     130,058,467
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)..............................     (20,244)     (273,245)       553,877      62,135,108
 Net unrealized appreciation
  (depreciation) during the year.......................     855,551       118,225      7,855,678    (322,959,562)
                                                         ----------    ----------    -----------   -------------
Net realized and unrealized gain (loss) on
 investments...........................................     835,307      (155,020)     8,409,555    (260,824,454)
                                                         ----------    ----------    -----------   -------------
Net increase (decrease) in net assets resulting
 from operations.......................................  $1,586,800    $1,612,462    $12,411,549   $(130,765,987)
                                                         ==========    ==========    ===========   =============

                                                                         Short-Term  Small Cap    International
                                                            Managed         Bond       Equity     Opportunities
                                                          Subaccount     Subaccount  Subaccount    Subaccount
                                                         -------------   ----------  ----------  --------------
Investment income:
Distributions received from the portfolios of
 John Hancock Variable Series Trust I..................  $ 114,534,941   $ 461,696   $ 352,834     $   377,174
Expenses:
 Mortality and expense risks...........................     16,017,690     104,038      71,590          90,353
                                                         -------------   ---------   ---------     -----------
Net investment income..................................     98,517,251     357,658     281,244         286,821
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)..............................     37,571,830    (209,010)   (443,290)        271,265
 Net unrealized appreciation
  (depreciation) during the year.......................   (152,161,290)    298,900    (349,962)     (1,815,784)
                                                         -------------   ---------   ---------     -----------
Net realized and unrealized gain (loss) on
 investments...........................................   (114,589,460)     89,890    (793,252)     (1,544,519)
                                                         -------------   ---------   ---------     -----------
Net increase (decrease) in net assets resulting
 from operations.......................................  $ (16,072,209)  $ 447,548   $(512,008)    $(1,257,698)
                                                         =============   =========   =========     ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                         YEAR ENDED DECEMBER 31, 2000


                                                                                     Emerging
                                                            Equity        Global      Markets         Bond
                                                             Index         Bond       Equity         Index
                                                          Subaccount    Subaccount  Subaccount     Subaccount
                                                          -----------   ----------  -----------   ------------
Investment income:
Distributions received from the portfolios of John
 Hancock Variable Series Trust I........................  $ 1,584,609   $ 228,737   $   311,144    $ 84,754
Expenses:
 Mortality and expense risks............................      489,813      53,082        75,634      10,916
                                                          -----------   ---------   -----------    --------
Net investment income  .................................    1,094,796     175,655       235,510      73,838
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)...............................    2,740,901    (116,018)      354,286     (33,496)
 Net unrealized appreciation (depreciation) during
  the year..............................................   (7,551,309)    307,529    (3,500,673)     25,239
                                                          -----------   ---------   -----------    --------
Net realized and unrealized gain (loss) on
 investments............................................   (4,810,408)    191,511    (3,146,387)     (8,257)
                                                          -----------   ---------   -----------    --------
Net increase (decrease) in net assets resulting from
  operations............................................  $(3,715,612)  $ 367,166   $(2,910,877)   $ 65,581
                                                          ===========   =========   ===========    ========

                                                                                          Large Cap
                                                                 Small/Mid   High Yield  Aggressive     Small/Mid
                                                                  Cap CORE      Bond       Growth       Cap Value
                                                                 Subaccount  Subaccount  Subaccount*   Subaccount*
                                                                 ----------  ----------  -----------  -------------
Investment income:
Distributions received from the portfolios of John
 Hancock Variable Series Trust I...............................  $ 60,369    $  50,204    $  4,668     $ 299,136
Expenses:
 Mortality and expense risks...................................    16,718        7,794       1,319         9,005
                                                                 --------    ---------    --------     ---------
Net investment income  . ......................................    43,651       42,410       3,349       290,131
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)......................................    15,225      (61,248)    (12,633)        6,379
 Net unrealized (depreciation) during the year.................   (59,728)     (45,245)    (42,636)     (149,565)
                                                                 --------    ---------    --------     ---------
Net realized and unrealized (loss) on
 investments...................................................   (44,503)    (106,493)    (55,269)     (143,186)
                                                                 --------    ---------    --------     ---------
Net increase (decrease) in net assets resulting
 from operations...............................................  $   (852)   $ (64,083)   $(51,920)    $ 146,945
                                                                 ========    =========    ========     =========

_________
*  From May 1, 2000 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                         Year Ended December 31, 2000


                                                                          Large Cap    International      Mid Cap
                                                                          Value CORE       Equity          Blend
                                                                          Subaccount*   Subaccount*     Subaccount*
                                                                         ------------  --------------  -------------
Investment income:
Distributions received from the portfolios of John Hancock
 Variable Series Trust I..............................................       $ 82         $ 1,245        $ 35,866
Expenses:
 Mortality and expense risks..........................................         23             158           3,780
                                                                             ----         -------        --------
Net investment income.................................................         59           1,087          32,086
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)      .......................................         --             (25)            184
 Net unrealized appreciation (depreciation) during the year...........        149          (3,587)        (21,533)
                                                                             ----         -------        --------
Net realized and unrealized gain (loss) on investments................        149          (3,612)        (21,349)
                                                                             ----         -------        --------
Net increase (decrease) in net assets resulting from
 operations...........................................................       $208         $(2,525)       $ 10,737
                                                                             ====         =======        ========

                                                                          Aggressive   Fundamental     Large/Mid
                                                                           Balanced       Growth       Cap Value
                                                                          Subaccount*  Subaccount*    Subaccount*
                                                                          -----------  ------------  -------------
Investment income:
Distributions received from the portfolios of John Hancock
 Variable Series Trust I..............................................     $   256     $   433,736      $2,170
Expenses:
 Mortality and expense risks..........................................         127          38,504         419
                                                                           -------     -----------      ------
Net investment income.................................................         129         395,232       1,751
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).............................................          (5)        638,244         870
 Net unrealized appreciation (depreciation) during the year...........      (1,525)     (1,246,064)      6,947
                                                                           -------     -----------      ------
Net realized and unrealized gain (loss) on investments................      (1,530)       (607,820)      7,817
                                                                           -------     -----------      ------
Net increase (decrease) in net assets resulting from
 operations...........................................................     $(1,401)    $  (212,588)     $9,568
                                                                           =======     ===========      ======

_________
*  From May 1, 2000 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                     Years and Periods ended December 31,


                                                               Large Cap Growth                 Active Bond
                                                                  Subaccount                    Subaccount
                                                         ----------------------------   ---------------------------
                                                             2000            1999           2000            1999
                                                         --------------  -------------  -------------  ---------------
Increase (decrease) in net assets from operations:
 Net investment income................................   $  35,428,664   $ 49,970,489   $ 11,068,664    $ 15,633,228
 Net realized gain (loss).............................      26,364,178     19,920,990     (4,986,663)     (1,511,015)
 Net unrealized appreciation (depreciation)
   during the period..................................    (121,381,992)    (3,444,964)    12,157,576     (20,005,513)
                                                         -------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting from
 operations...........................................     (59,589,150)    66,446,515     18,239,577      (5,883,300)
From contractowner transactions:
 Net premiums from contractowners.....................      38,964,050     30,033,070      6,763,036       8,623,900
 Net benefits to contractowners.......................     (83,034,603)   (60,365,166)   (53,118,294)    (50,094,581)
                                                         -------------   ------------   ------------    ------------
Net decrease in net assets from contractowner
  transactions........................................     (44,070,553)   (30,332,096)   (46,355,258)    (41,470,681)
                                                         -------------   ------------   ------------    ------------
Net increase (decrease) in net assets.................    (103,659,703)    36,114,419    (28,115,681)    (47,353,981)
Net assets at beginning of period.....................     352,430,188    316,315,769    233,613,865     280,967,846
                                                         -------------   ------------   ------------    ------------
Net assets at end of period...........................   $ 248,770,485   $352,430,188   $205,498,184    $233,613,865
                                                         =============   ============   ============    ============


                                                                   International Equity                 Small Cap Growth
                                                                     Index Subaccount                      Subaccount
                                                               ----------------------------       -----------------------------
                                                                   2000           1999                2000           1999
                                                               -------------  -------------       -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income.....................................    $  1,623,993   $  1,266,326        $  2,197,757    $ 2,379,637
 Net realized gain (loss)..................................       1,147,826      1,290,069           5,922,950      1,146,721
 Net unrealized appreciation (depreciation)
  during the period........................................     (13,628,035)    11,862,899         (19,398,417)     4,105,638
                                                               ------------   ------------        ------------    -----------
Net increase (decrease) in net assets resulting from
 operations................................................     (10,856,216)    14,419,294         (11,277,710)     7,631,996
From contractowner transactions:
 Net premiums from contractowners..........................       3,864,573      9,347,287          43,625,881     11,757,051
 Net benefits to contractowners............................     (11,258,951)   (16,543,791)        (26,619,276)    (7,769,383)
                                                               ------------   ------------        ------------    -----------
Net decrease in net assets from contractowner
 transactions..............................................      (7,394,378)    (7,196,504)         17,006,605      3,987,668
                                                               ------------   ------------        ------------    -----------
Net increase (decrease) in net assets......................     (18,250,594)     7,222,790           5,728,895     11,619,664
Net assets at beginning of period..........................      62,241,799     55,019,009          21,548,601      9,928,937
                                                               ------------   ------------        ------------    -----------
Net assets at end of period................................    $ 43,991,205   $ 62,241,799        $ 27,277,496    $21,548,601
                                                               ============   ============        ============    ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                      Years and periods ended December 31,


                                                                               Global Balanced             Mid Cap Growth
                                                                                 Subaccount                  Subaccount
                                                                           ------------------------  ------------------------------
                                                                              2000         1999          2000            1999
                                                                           -----------  -----------  -------------  ---------------
Increase (decrease) in net assets from operations:
 Net investment income...................................................   $   30,282   $   94,783   $  7,717,454    $  6,269,378
Net realized gain (loss).................................................      (24,266)      21,897      9,435,897       2,939,455
 Net unrealized appreciation (depreciation) during
  the period.............................................................     (120,635)     (71,337)   (56,563,675)     17,963,888
                                                                            ----------   ----------   ------------    ------------
Net increase (decrease) in net assets resulting from
 operations..............................................................     (114,619)      45,343    (39,410,324)     27,172,721
From contractowner transactions:
 Net premiums from contractowners........................................      135,204      292,255     83,752,973      39,968,572
 Net benefits to contractowners..........................................     (504,731)    (592,333)   (54,115,552)    (13,353,850)
                                                                            ----------   ----------   ------------    ------------
Net increase (decrease) in net assets from contractowner
 transactions............................................................     (369,527)    (300,078)    29,637,421      26,614,722
                                                                            ----------   ----------   ------------    ------------
Net increase (decrease) in net assets....................................     (484,146)    (254,735)    (9,772,903)     53,787,443
Net assets at beginning of period........................................    1,324,712    1,579,447     63,340,695       9,553,252
                                                                            ----------   ----------   ------------    ------------
Net assets at end of period..............................................   $  840,566   $1,324,712   $ 53,567,792    $ 63,340,695
                                                                            ==========   ==========   ============    ============




                                                                              Large Cap Value                Money Market
                                                                                Subaccount                    Subaccount
                                                                         --------------------------  -------------------------------
                                                                            2000          1999           2000             1999
                                                                         ------------  ------------  --------------  ---------------
Increase (decrease) in net assets from operations:
 Net investment income...............................................    $   474,725   $   529,367   $   3,397,772    $  2,932,874
 Net realized gain (loss)............................................       (974,459)    1,106,093              --              --
 Net unrealized appreciation (depreciation) during
  the period.........................................................      1,543,162    (1,506,045)             --              --
                                                                         -----------   -----------   -------------    ------------
Net increase (decrease) in net assets resulting from
 operations..........................................................      1,043,428       129,415       3,397,772       2,932,874
From contractowner transactions:
 Net premiums from contractowners....................................      7,555,877     8,634,490      70,600,650      98,346,014
 Net benefits to contractowners......................................     (7,133,886)   (9,024,265)   (106,420,233)    (83,092,604)
                                                                         -----------   -----------   -------------    ------------
Net increase (decrease) in net assets from
 contractowner transactions..........................................        421,991      (389,775)    (35,819,583)     15,253,410
                                                                         -----------   -----------   -------------    ------------
Net increase (decrease) in net assets................................      1,465,419      (260,360)    (32,421,811)     18,186,284
Net assets at beginning of period....................................      9,634,402     9,894,762      95,786,160      77,599,876
                                                                         -----------   -----------   -------------    ------------
Net assets at end of period..........................................    $11,099,821   $ 9,634,402   $  63,364,349    $ 95,786,160
                                                                         ===========   ===========   =============    ============


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      Years and periods ended December 31,


                                                                                 Mid Cap Value            Small/mid Cap Growth
                                                                                  Subaccount                   Subaccount
                                                                           --------------------------  -----------------------------
                                                                              2000          1999          2000            1999
                                                                           ------------  ------------  ------------  ---------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...........................................    $   751,493   $   (52,634)  $ 1,767,482    $  3,185,033
 Net realized gain (loss)...............................................        (20,244)     (841,005)     (273,245)        486,820
 Net unrealized appreciation (depreciation) during
  the period............................................................        855,551     1,099,061       118,225      (2,857,487)
                                                                            -----------   -----------   -----------    ------------
Net increase in net assets resulting from operations....................      1,586,800       205,422     1,612,462         814,366
From contractowner transactions:
 Net premiums from contractowners.......................................      3,257,286     1,135,832     1,958,947       3,441,883
 Net benefits to contractowners.........................................     (2,936,734)   (3,909,567)   (6,230,483)    (11,822,060)
                                                                            -----------   -----------   -----------    ------------
Net increase (decrease) in net assets from contractowner
 transactions...........................................................        320,552    (2,773,735)   (4,271,536)     (8,380,177)
                                                                            -----------   -----------   -----------    ------------
Net increase (decrease) in net assets...................................      1,907,352    (2,568,313)   (2,659,074)     (7,565,811)
Net assets at beginning of period.......................................      6,225,920     8,794,233    22,609,200      30,175,011
                                                                            -----------   -----------   -----------    ------------
Net assets at end of period.............................................    $ 8,133,272   $ 6,225,920   $19,950,126    $ 22,609,200
                                                                            ===========   ===========   ===========    ============

                                                                       Real Estate Equity                Growth & Income
                                                                           Subaccount                      Subaccount
                                                                    ----------------------------  ----------------------------------
                                                                        2000           1999            2000              1999
                                                                    -------------  -------------  ---------------  -----------------
Increase (decrease) in net assets from operations:
 Net investment income............................................   $  4,001,994   $  2,759,375   $  130,058,467    $  106,505,912
 Net realized gain (loss).........................................        553,877         29,474       62,135,108        53,547,849
 Net unrealized appreciation (depreciation) during
  the period......................................................      7,855,678     (4,558,409)    (322,959,562)      (20,496,572)
                                                                     ------------   ------------   --------------    --------------
Net increase (decrease) in net assets resulting from
 operations.......................................................     12,411,549     (1,769,560)    (130,765,987)      139,557,189
From contractowner transactions:
 Net premiums from contractowners.................................      3,261,325      1,759,211       23,632,910        38,650,575
 Net benefits to contractowners...................................    (12,483,736)   (17,747,215)    (178,972,386)     (141,058,513)
                                                                     ------------   ------------   --------------    --------------
Net decrease in net assets from contractowner
 transactions.....................................................     (9,222,411)   (15,988,004)    (155,339,476)     (102,407,938)
                                                                     ------------   ------------   --------------    --------------
Net increase (decrease) in net assets.............................      3,189,138    (17,757,564)    (286,105,463)       37,149,251
Net assets at beginning of period.................................     46,747,423     64,504,987    1,038,097,003     1,000,947,752
                                                                     ------------   ------------   --------------    --------------
Net assets at end of period.......................................   $ 49,936,561   $ 46,747,423   $  751,991,540    $1,038,097,003
                                                                     ============   ============   ==============    ==============

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      Years and periods ended December 31,

                                                                      Managed                     Short-term Bond
                                                                    Subaccount                      Subaccount
                                                          -------------------------------   ---------------------------
                                                               2000             1999           2000            1999
                                                          --------------   --------------   -----------     -----------
Increase (decrease) in net assets from
 operations:
 Net investment income.................................   $   98,517,251   $  105,510,967   $   357,658     $   492,562
 Net realized gain (loss)..............................       37,571,830       38,904,825      (209,010)       (156,229)
 Net unrealized appreciation (depreciation)
  during the period....................................     (152,161,290)     (49,231,187)      298,900        (188,569)
                                                          --------------   --------------   -----------     -----------
Net increase (decrease) in net assets resulting
 from operations.......................................      (16,072,209)      95,184,605       447,548         147,764
From contractowner transactions:
 Net premiums from contractowners......................       20,057,145       31,930,380     1,151,059       4,802,007
 Net benefits to contractowners........................     (258,901,161)    (199,638,746)   (5,580,437)     (6,460,778)
                                                          --------------   --------------   -----------     -----------
Net (decrease) in net assets from
 contractowner transactions............................     (238,844,016)    (167,708,366)   (4,429,378)     (1,658,771)
                                                          --------------   --------------   -----------     -----------
Net (decrease) in net assets...........................     (254,916,225)     (72,523,761)   (3,981,830)     (1,511,007)
Net assets at beginning of period......................    1,284,439,047    1,356,962,808     9,430,001      10,941,008
                                                          --------------   --------------   -----------     -----------
Net assets at end of period............................   $1,029,522,822   $1,284,439,047   $ 5,448,171     $ 9,430,001
                                                          ==============   ==============   ===========     ===========



                                                                    Small Cap Equity        International Opportunities
                                                                       Subaccount                   Subaccount
                                                                -------------------------   ---------------------------
                                                                   2000          1999           2000            1999
                                                                -----------   -----------   -----------     -----------
Increase (decrease) in net assets from operations:
 Net investment income.................................         $   281,244   $    55,548   $   286,821     $   296,995
 Net realized gain (loss)..............................            (443,290)     (558,358)      271,265         171,907
 Net unrealized appreciation (depreciation)
  during the period....................................            (349,962)      131,518    (1,815,784)        792,914
                                                                -----------   -----------   -----------     -----------
Net increase (decrease) in net assets resulting
 from operations.......................................            (512,008)     (371,292)   (1,257,698)      1,261,816
From contractowner transactions:
 Net premiums from contractowners......................           1,579,511     2,107,097     4,884,902       1,210,088
 Net benefits to contractowners........................          (2,728,686)   (3,326,400)   (2,243,314)     (1,333,832)
                                                                -----------   -----------   -----------     -----------
Net increase (decrease) in net assets from
 contractowner transactions............................          (1,149,175)   (1,219,303)    2,641,588        (123,744)
                                                                -----------   -----------   -----------     -----------
Net increase (decrease) in net assets..................          (1,661,183)   (1,590,595)    1,383,890       1,138,072
Net assets at beginning of period......................           5,957,625     7,548,220     5,279,440       4,141,368
                                                                -----------   -----------   -----------     -----------
Net assets at end of period............................         $ 4,296,442   $ 5,957,625   $ 6,663,330     $ 5,279,440
                                                                ===========   ===========   ===========     ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      Years and periods ended December 31,


                                                                               Equity Index                  Global Bond
                                                                                Subaccount                   Subaccount
                                                                        ---------------------------   -------------------------
                                                                            2000           1999          2000           1999
                                                                        ------------   ------------   -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income............................................      $  1,094,796   $  1,157,034   $   175,655    $   221,941
 Net realized gain (loss).........................................         2,740,901      2,844,802      (116,018)       (91,171)
 Net unrealized appreciation (depreciation) during
   the period.....................................................        (7,551,309)     1,736,131       307,529       (335,578)
                                                                        ------------   ------------   -----------    -----------
Net increase (decrease) in net assets resulting
 from operations..................................................        (3,715,612)     5,737,967       367,166       (204,808)
From contractowner transactions:
 Net premiums from contractowners.................................        13,487,080     19,934,330       475,322      2,103,632
 Net benefits to contractowners...................................       (17,106,435)   (14,330,381)   (1,533,118)    (5,298,907)
                                                                        ------------   ------------   -----------    -----------
Net increase (decrease) in net assets from
 contractowner transactions.......................................        (3,619,355)     5,603,949    (1,057,796)    (3,195,275)
                                                                        ------------   ------------   -----------    -----------
Net increase (decrease) in net assets.............................        (7,334,967)    11,341,916      (690,630)    (3,400,083)
Net assets at beginning of period.................................        37,183,884     25,841,968     4,350,104      7,750,187
                                                                        ------------   ------------   -----------    -----------
Net assets at end of period.......................................      $ 29,848,917   $ 37,183,884   $ 3,659,474    $ 4,350,104
                                                                        ============   ============   ===========    ===========

                                                                         Emerging Markets              Bond Index
                                                                            Subaccount                 Subaccount
                                                                     -------------------------   ------------------------
                                                                        2000          1999          2000          1999
                                                                     -----------   -----------   -----------    ---------
Increase (decrease) in net assets from operations:
 Net investment income..........................................     $   235,510   $    92,978   $    73,838    $  17,274
 Net realized gain (loss).......................................         354,286       374,074       (33,496)     (13,991)
 Net unrealized appreciation (depreciation) during the
      period....................................................      (3,500,673)      614,528        25,239      (11,138)
                                                                     -----------   -----------   -----------    ---------
Net increase (decrease) in net assets resulting
 from operations................................................      (2,910,877)    1,081,580        65,581       (7,855)
From contractowner transactions:
 Net premiums from contractowners...............................      10,071,013     7,898,439     7,916,310      989,794
 Net benefits to contractowners.................................      (6,892,125)   (5,669,815)   (7,727,524)    (687,960)
                                                                     -----------   -----------   -----------    ---------
Net (increase) in net assets from
 contractowner transactions.....................................       3,178,888     2,228,624       188,786      301,834
                                                                     -----------   -----------   -----------    ---------
Net (increase) in net assets....................................         268,011     3,310,204       254,367      293,979
Net assets at beginning of period...............................       3,313,388         3,184       295,114        1,135
                                                                     -----------   -----------   -----------    ---------
Net assets at end of period.....................................     $ 3,581,399   $ 3,313,388   $   549,481    $ 295,114
                                                                     ===========   ===========   ===========    =========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      Years and periods ended December 31,

                                                                                                           High Yield
                                                                             Small/Mid Cap CORE               Bond
                                                                                 Subaccount                Subaccount
                                                                           ----------------------     ----------------------
                                                                              2000        1999          2000         1999
                                                                           ----------   ---------     ---------    ---------
Increase (decrease) in net assets from operations:
 Net investment income..........................................           $   43,651   $  10,653     $  42,410    $  11,601
 Net realized gain (loss).......................................               15,225       2,806       (61,248)        (674)
 Net unrealized appreciation (depreciation) during the
      period....................................................              (59,728)     (1,161)      (45,245)       1,864
                                                                           ----------   ---------     ---------    ---------
Net increase (decrease) in net assets resulting
 from operations................................................                 (852)     12,298       (64,083)      12,791
From contractowner transactions:
 Net premiums from contractowners...............................            1,656,444     256,285       826,620      590,592
 Net benefits to contractowners.................................             (396,801)   (156,272)     (830,896)    (225,175)
                                                                           ----------   ---------     ---------    ---------
Net increase (decrease) in net assets from
 contractowner transactions.....................................            1,259,643     100,013        (4,276)     365,417
                                                                           ----------   ---------     ---------    ---------
Net increase (decrease) in net assets...........................            1,258,791     112,311       (68,359)     378,208
Net assets at beginning of period...............................              136,146      23,835       588,026      209,818
                                                                           ----------   ---------     ---------    ---------
Net assets at end of period.....................................           $1,394,937   $ 136,146     $ 519,667    $ 588,026
                                                                           ==========   =========     =========    =========

                                                                      Large Cap
                                                                      Aggressive      Small/Mid      Large Cap     International
                                                                        Growth        Cap Value     Value CORE        Equity
                                                                      Subaccount     Subaccount     Subaccount      Subaccount
                                                                      ----------     ----------     ----------     -------------
                                                                         2000          2000*          2000*            2000*
                                                                      ----------     ----------     ----------     -------------
Increase (decrease) in net assets from operations:
 Net investment income..........................................      $   3,349      $  290,131       $   59           $ 1,087
 Net realized gain (loss).......................................        (12,633)          6,379           --               (25)
 Net unrealized appreciation (depreciation)
    during the period...........................................        (42,636)       (149,565)         149            (3,587)
                                                                      ---------      ----------       ------           -------
Net increase (decrease) in net assets resulting
 from operations................................................        (51,920)        146,945          208            (2,525)
From contractowner transactions:
 Net premiums from contractowners...............................        408,945       2,223,863        4,855            38,273
 Net benefits to contractowners.................................       (102,597)       (121,860)       1,271                --
                                                                      ---------      ----------       ------           -------
Net increase in net assets from
 contractowner transactions.....................................        306,348       2,102,003        6,126            38,273
                                                                      ---------      ----------       ------           -------
Net increase in net assets......................................        254,428       2,248,948        6,334            35,748
Net assets at beginning of period...............................             --              --           --                --
                                                                      ---------      ----------       ------           -------
Net assets at end of period.....................................      $ 254,428      $2,248,948       $6,334           $35,748
                                                                      =========      ==========       ======           =======

_________

* From May 1, 2000 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      Years and periods ended December 31,


                                                                                            Mid Cap      Aggressive
                                                                                             Blend        Balanced
                                                                                           Subaccount    Subaccount
                                                                                           ----------    ----------
                                                                                             2000*          2000*
                                                                                           ----------    ----------
Increase (decrease) in net assets from operations:
 Net investment income...............................................................      $ 32,086         $   129
 Net realized gain...................................................................           184              (5)
 Net unrealized  appreciation (depreciation) during the period.......................       (21,533)         (1,525)
                                                                                           --------         -------
Net increase (decrease) in net assets resulting from operations......................        10,737          (1,401)
From contractowner transactions:
 Net premiums from contractowners....................................................       866,768          30,807
 Net benefits to contractowners......................................................       (26,938)             --
                                                                                           --------         -------
Net increase in net assets from contractowner transactions...........................       839,830          30,807
                                                                                           --------         -------
Net increase in net assets...........................................................       850,567          29,406
Net assets at beginning of period....................................................            --              --
                                                                                           --------         -------
Net assets at end of period..........................................................      $850,567         $29,406
                                                                                           ========         =======




                                                                                                           Large/Mid
                                                                                            Fundamental    Cap Value
                                                                                             Subaccount    Subaccount
                                                                                            -----------    ----------
                                                                                               2000*         2000*
                                                                                            -----------    ----------
Increase (decrease) in net assets from operations:
 Net investment income...............................................................       $   395,232    $  1,751
 Net realized gain...................................................................           638,244         870
 Net unrealized appreciation (depreciation) during the period........................        (1,246,064)      6,947
                                                                                            -----------    --------
Net increase (decrease) in net assets resulting from operations......................          (212,588)      9,568
From contractowner transactions:
 Net premiums from contractowners....................................................         9,819,480     153,924
 Net benefits to contractowners......................................................        (5,353,854)     (1,021)
                                                                                            -----------    --------
Net increase in net assets from contractowner transactions...........................         4,465,626     152,903
                                                                                            -----------    --------
Net increase in net assets...........................................................         4,253,038     162,471
Net assets at beginning of period....................................................                --          --
                                                                                            -----------    --------
Net assets at end of period..........................................................       $ 4,253,038    $162,471
                                                                                            ===========    ========

___________

* From May 1, 2000 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2000

1.  Organization

John Hancock Variable Annuity Account U (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO or John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHLICO. Currently, the Account funds the Accommodator, Independence and Company Class Annuity Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust). New subaccounts may be added as new Funds are added to the Trust or as other investment options are developed and made available to contractowners. The thirty funds of the Trust which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Large Cap Aggressive Growth, Small/Mid Cap Value, Large Cap Value Core, International Equity, Mid Cap Blend, Aggressive Balanced, Fundamental Growth (formerly, Fundamental Mid Cap Growth) and Large/Mid Cap Value Subaccounts. Each Subaccount has a different investment objective.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHLICO may conduct.

2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation Of Investments

Investment in shares of the Trust is valued at the reported net asset value of the respective Subaccounts. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provisions for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, John Hancock does not make a charge for income or other taxes. JHLICO retains the right to charge the Account for any federal income taxes arising from changes in the tax law. Charges for state and local taxes, if any, attributable to the Account may also be made.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

Expenses

JHLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at an annual rate of 1.00% and 1.40% of net assets of the Accommodator and Independence Contracts, respectively.

JHMLICO makes certain other deductions from contractowner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases (Accommodator only) and the surrender fee and annual contract fee (Independence only), which are accounted for as a reduction of net assets resulting from contractowner transactions.

3.  Details Of Investments

The details of the shares owned and cost and value of investments in the Subaccountsof the Fund at December 31, 2000 were as follows:

                                        Shares
Subaccount                              Owned          Cost             Value
--------------------------------------------------------------------------------
Large Cap Growth....................  13,171,771  $  271,865,093  $  248,770,485
Active Bond.........................  21,761,738     213,289,743     205,498,184
International Equity Index..........   2,857,766      45,605,469      43,991,205
Small Cap Growth....................   2,024,742      41,246,309      27,277,496
Global Balanced.....................      90,628         960,848         840,566
Mid Cap Growth......................   3,433,607      90,721,115      53,567,792
Large Cap Value.....................     771,963      10,276,195      11,099,821
Money Market........................   6,336,435      63,364,349      63,364,349
Mid Cap Value.......................     555,053       7,809,427       8,133,272
Small/Mid Cap Growth................   1,455,822      22,221,098      19,950,126
Real Estate Equity..................   3,625,331      47,602,585      49,936,561
Growth & Income.....................  53,027,316     811,284,765     751,991,540
Managed.............................  74,466,027   1,033,365,971   1,029,522,822
Short-Term Bond.....................     552,365       5,424,001       5,448,171
Small Cap Equity....................     469,993       5,152,793       4,296,442
International Opportunities.........     560,665       7,436,162       6,663,330
Equity Index........................   1,691,736      31,463,522      29,848,917
Global Bond.........................     353,957       3,702,110       3,659,474
Emerging Markets Equity.............     534,601       6,467,517       3,581,399
Bond Index..........................      56,405         535,401         549,481
Small/Mid Cap CORE..................     142,116       1,454,920       1,394,937
High Yield Bond.....................      70,871         563,968         519,667
Large Cap Aggressive Growth.........      26,736         297,064         254,428
Small/Mid Cap Value.................     192,160       2,398,513       2,248,948
Large Cap Value Core................         608           6,185           6,334
International Equity................       3,629          39,335          35,748
Mid Cap Blend.......................      70,153         872,100         850,567
Aggressive Balanced.................       2,873          30,931          29,406
Fundamental Growth..................     339,754       5,499,102       4,253,038
Large/Mid Cap Value.................      14,045         155,524         162,471

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

3.  Details Of Investments (continued)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Fund during 2000, were as follows:


Subaccount                               Purchases        Sales
-------------------------------------------------------------------
Large Cap Growth.....................  $ 52,966,990   $ 61,608,879
Active Bond..........................    17,741,312     53,027,907
International Equity Index...........     4,104,832      9,875,216
Small Cap Growth.....................    34,861,438     15,657,075
Global Balanced......................       166,637        505,883
Mid Cap Growth.......................    66,271,134     28,916,259
Large Cap Value......................     8,389,717      7,493,002
Money Market.........................    52,435,933     84,857,745
Mid Cap Value........................     3,373,937      2,301,892
Small/Mid Cap Growth.................     2,879,353      5,383,408
Real Estate Equity...................     6,078,344     11,298,761
Growth & Income......................   144,485,117    169,766,125
Managed..............................   117,555,459    257,882,225
Short-Term Bond......................     1,724,889      5,796,609
Small Cap Equity.....................     1,519,037      2,386,969
International Opportunities..........     4,696,820      1,768,411
Equity Index.........................    10,265,574     12,790,132
Global Bond..........................       632,888      1,515,030
Emerging Markets Equity..............     9,094,252      5,679,854
Bond Index...........................    12,797,455     12,534,831
Small/Mid Cap CORE...................     1,678,879        375,586
High Yield Bond......................     1,220,470      1,182,337
Large Cap Aggressive Growth..........       472,404        162,707
Small/Mid Cap Value..................     2,564,892         172757
Large Cap Value Core.................         6,212             28
International Equity.................        39,562            202
Mid Cap Blend........................     1,080,534        208,617
Aggressive Balanced..................        31,061            125
Fundamental Growth...................    26,834,115     21,973,256
Large/Mid Cap Value..................       182,659         28,005

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

4.  Net Assets

Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 2000 were as follows:

                          Accommodator Class #1        Independence Class #3
                        --------------------------------------------------------
                        Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                 Shares     Share Values     Shares      Share Values
--------------------------------------------------------------------------------
Large Cap Growth           170,004      $ 44.59     $ 6,100,361       $39.52
Active Bond              1,231,194        55.80       6,881,919        19.87
International Equity
 Index                      66,007        19.36       2,527,973        16.89
Small Cap Growth            69,515        16.63       1,599,750        16.32
Global Balanced              4,852        11.79          67,637        11.57
Mid Cap Growth             124,273        22.27       2,335,238        21.86
Large Cap Value             45,934        17.82         586,119        17.49
Money Market               643,286        26.91       3,153,144        14.58
Mid Cap Value               21,737        17.62         446,895        17.29
Small/Mid Cap Growth        43,123        13.34         954,982        20.28
Real Estate Equity          48,057        26.73       1,862,678        26.13
Growth & Income          1,409,435       183.00      13,583,455        36.35
Managed                    665,873        30.66      36,622,091        27.57
Short-Term Bond             24,554        12.45         389,910        13.18
Small Cap Equity            22,874        10.95         378,428        10.74
International
 Opportunities              17,731        13.49         485,112        13.24
Equity Index                76,010        20.46       1,409,260        20.08
Global Bond                 24,868        13.29         261,366        13.04
Emerging Markets
 Equity                     18,843         9.88         346,863         9.80
Bond Index                   2,802        10.69          49,028        10.60
Small/Mid Cap CORE           4,164        13.23         102,130        13.12
High Yield Bond              1,541         9.09          56,112         9.01
Large Cap Aggressive
 Growth                         --           --          32,531         7.82
Small/Mid Cap Value             --           --         197,490        11.39
Large Cap Value Core            --           --             601        10.54
International Equity            --           --           4,106         8.71
Mid Cap Blend                   --           --          81,931        10.38
Aggressive Balanced             --           --           3,006         9.78
Fundamental Growth              --           --         470,296         8.98
Large/Mid Cap Value             --           --          14,423        11.26

The net assets attributable to JHLICO, within the Company Class, represent JHLICO's funds deposited in the Account. At its discretion, these amounts may be transferred by JHLICO to its general account.

5.  Transactions with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHLICO or the Fund.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial Statements

  1. Condensed Financial Information (Part A)

  2. Statement of Assets and Liabilities, John Hancock Variable Annuity Account U. (Part B)

  3. Statement of Operations, John Hancock Variable Annuity Account U. (Part B)

  4. Statement of Changes in Net Assets, John Hancock Variable Annuity U.
     (Part B)

  5. Notes to Financial Statements, John Hancock Variable Annuity Account U. (Part B)

  6. Statements of Financial Position, John Hancock Mutual Life Insurance Company. (Part B)

  7. Summary of Operations and Changes in Policyholder's Contingency Reserves, John Hancock Mutual Life Insurance Company. (Part B)

  8. Statement of Cash Flows, John Hancock Mutual Life Insurance Company.
     (Part B)

  9. Notes to Financial Statements, John Hancock Mutual Life Insurance Company. (Part B)

  (b) Exhibits:

  1. John Hancock Board Resolution establishing the Continuing Separate Ac-count, dated January 14, 1985 included in Post-Effective Amendment No. 5 to File No. 33-34813, filed April 26, 1995.

  2.     Not Applicable.

  3.(a) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (formerly known as "John Hancock Distributors, Inc."), John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for John Hancock Variable Life Account S (File No. 333-15075) filed April 23, 1997.

  3.(b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on form N-4 on November 17, 2000.

  4. Form of periodic payment deferred annuity contract (90- 70), included in the original Form N-4 Registration Statement under the Securities Act of 1933 of this Account (File No. 33-34813) filed on May 4, 1990.

  5. Form of annuity contract application (Form 15648), included in the original Form N-4 Registration Statement under the Securities Act of 1933 of this Account (File No. 33-34813) filed on May 4, 1990.

  6. Restated Articles of Organization and Restated and Amendment of By-Laws are incorporated by reference from Form S-6 to Post-Effective Amendment No. 10 to File 333-76662, filed on March 7, 2001.

  7.     Not Applicable.

  8.     Not Applicable.

  9. Opinion and Consent of Counsel as to legality of interests being of-fered, included in the original Form N-4 Registration Statement under the Securities Act of 1933 of this Account (File No. 33-34813) filed on May 4, 1990.

  10.(a) Consent of Independent Auditor.

  10.(b) Representation of Counsel Pursuant to Rule 485(b).

  11.    Not Applicable

  12.    Not Applicable.

  13. Diagram of Subsidiaries of John Hancock Financial Services, Inc., John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, are incorporated by reference from the annual report of John Hancock Financial Services, Inc. filed on Form 10-K (File No. 1-15670) on March 29, 2001.

  14. Power of Attorney for Stephen L. Brown, David F. D'Alessandro, Foster L. Aborn, Samuel W. Bodman, I. MacAllister Booth, Wayne A. Budd, John M. Gifford, Michael C. Hawley, Edward H. Linde, Judith A. McHale, R. Robert Popeo, Richard F. Syron and Robert J. Tarr are incorporated by reference to File No. 333-45862, Pre-Effective Amendment No. 1, filed on December 27, 2000.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

DIRECTORS

NAME                        POSITION WITH DEPOSITOR
----                        -----------------------
Samuel W. Bodman........... Director
Nelson S. Gifford.......... Director
Richard F. Syron........... Director
Edward H. Linde...........  Director
John M. Connors, Jr........ Director
Stephen L. Brown........... Chairman of the Board
Michael C. Hawley.......... Director
I. MacAllister Booth....... Director
Wayne A. Budd.............. Director, Executive Vice President and General Counsel
Robert J. Tarr, Jr......... Director
David F. D'Alessandro...... President and Chief Executive Officer
Robert E. Fast............. Director
Foster L. Aborn............ Director
Kathleen F. Feldstein...... Director
Judith A. McHale........... Director
R. Robert Popeo............ Director
EXECUTIVE OFFICERS OTHER THAN DIRECTORS
Thomas E. Moloney.......... Chief Financial Officer
Derek Chilvers............. Chairman and Chief Executive Officer of John Hancock
                            International Holdings, Inc.
John M. DeCiccio........... Executive Vice President and Chief Investment
                            Officer
Kathleen M. Graveline...... Executive Vice President-Retail
Barry J. Rubenstein........ Vice President, Counsel and Secretary
Robert F. Walters.......... Executive Vice President and Chief Information
                            Officer

All of the above-named officers and directors can be contacted at the follow-ing business address: John Hancock Mutual Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is a separate account of JHLICO, operated as a unit investment trust. Registrant supports benefits payable under JHLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I, (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and JHLICO own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHLICO directly controls Registrant.

  Diagram of Subsidiaries of John Hancock Financial Services, Inc., John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, are incorporated by reference from the annual report of John Hancock Financial Services, Inc. filed on Form 10-K (File No. 1-15670) on March 29, 2001.

ITEM 27. NUMBER OF CONTRACT OWNERS

  As of February 28, 2001, the number of Contract Owners of variable annuity contracts offered by the Account was 70,432.

ITEM 28. INDEMNIFICATION

  Article 8 of the By-Laws of John Hancock provides indemnification to each present and former director, officer, and employee of John Hancock against litigation expenses and liabilities incurred while acting as such, subject to limitations of law, including under the Act. No indemnification shall be paid if a director or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of John Hancock. John Hancock may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an under-taking by the person indemnified to repay such amounts if he or she should be determined not be entitled to indemnification.

  Reference is made to Article VI of the ByLaws of the Fund, filed as Exhibit 2 to Post Effective Amendment No. 2 to the Fund's Registration Statement (File No. 33-2081) dated April 12, 1988, which provides that the Fund shall indemni-fy or advance any expenses to the trustees, shareholders, officers, or employ-ees of the Fund to the extent set forth in the Declaration of Trust.

  Sections 6.3 through 6.17 of the Declaration of Trust, included as Exhibit 1 to the Fund's Post Effective Amendment No. 2, relate to the indemnification of trustees, shareholders, officers, and employees. It is provided that the Fund shall indemnify any trustee made a party to any proceeding by reason of serv-ice in that capacity if the trustee (a) acted in good faith and (b) reasonably believed, (1) in the case of conduct in the trustee's official capacity with the Fund, that the conduct was in the best interest of the Fund and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Fund, and (c) in the case of any criminal proceeding, the Fund shall indemnify the trustee if the trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Fund unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the trustee or of-ficer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnifi-cation shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indem-nified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees of the Fund who are neither "interested" persons of the Fund (as de-fined in the Act) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the trustee or officer agrees to repay the advance (unless it is ulti-mately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Fund is insured against loss by reason of lawful advances, or
(3) a majority of a quorum of the Trustees of the Fund who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the trustee or officer will be found entitled to indemnification.

  Similar types of provisions dealing with the indemnification of the Fund's officers and trustee are hereby incorporated by reference from documents pre-viously filed with the Commission, specifically, Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.f. to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1989), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life In-surance Company (Exhibit 5.a. to the Registration Statement (File No. 33-2081) dated December 11, 1985), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life

Insurance Company (Exhibit 5.g. to Post-Effective Amendment No. 9 to the Reg-istration Statement (File 33-2081) dated March 2, 1994), Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.k. to Post-Effective Amendment No. 13 to the Fund's Registration Statement (File No. 33-
2081) dated April 30, 1996), Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.v. to Post-Effective Amendment No. 19 to the Fund's Registration Statement (File No. 3-2081) dated April 1998, Section 7 of the Underwriting and Administrative Services Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 6 to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1989), Section 15 of the Transfer Agency Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 9 to Pre-Effective Amendment No. 1 to the Registration Statement of the Fund (File No. 33-2081) dated March 13, 1986), and
Section 6 of the Underwriting and Indemnity Agreement By and Among John Hancock Series Trust, John Hancock Distributors, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 6.b. to Post-Effective Amendment No. 14 to Form N-1A Registration Statement of the Fund (File No. 33-2081) filed February 28,
1997).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Regis-trant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnifi-cation against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts I, JF, U, V and H, John Hancock Variable Life Accounts S, U, and V, and John Hancock Mutual Variable Life Insurance Account UV.

  (b) Reference is made to the response to Item 25, above.

  (c) The information under "Distribution Agreement and Other Services--Dis-tribution Agreement" in the statement of additional information forming a part of this registration statement is incorporated herein by refer-ence.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The following entities prepare, maintain, and preserve the records required by
Section 31(a) of the Act for the Registrant and the Fund (as indicated below through written agreements between the parties to the effect that such services will be provided to the Registrant and/or the Fund for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

  Signator Investors, Inc., John Hancock Place, Boston, Massachusetts, 02117, serves as Registrant's distributor and principal underwriter, and in such capacities, keeps records regarding shareholders account records and cancelled stock certificates. John Hancock (at the same address), in its capacity as Registrant's depositor, investment adviser, and transfer agent, keeps all other records required by Section 31(a) of the Act.

ITEM 31. MANAGEMENT SERVICES

    Not applicable.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

  (a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable an-nuity Contracts may be accepted.

  (b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information.

  (c) Registrant hereby undertakes to deliver any Statement of Additional In-formation and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

  (d) Registrant represents that, in connection with the sale of the Con-tracts offered pursuant to this registration statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the re-quirements of Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant has (1) included appropriate disclosure regarding the re-demption restrictions imposed by Section 403(b)(11) in the prospectus;
      (b) included appropriate disclosure regarding the redemption restric-tions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) instructed sales repre-sentatives specifically to bring the redemption restrictions imposed by
      Section 403(b)(11) to the attention of potential plan participants; and
      (4) obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the re-strictions on redemptions imposed by Section 403(b)(11) and (b) the in-vestment alternatives available under the employer's Section 403(b) ar-rangement to which the participant may elect to transfer his contract value.

  (e) John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Life Insurance Company has duly caused this Post-Effective
Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2001.

                              JOHN HANCOCK LIFE
                              INSURANCE COMPANY

(SEAL)


                         By              /s/ DAVID F. D'ALESSANDRO
                                         -------------------------
                                           David F. D'Alessandro
                                           President and Chief Executive Officer




Attest:  /s/ RONALD J. BOCAGE
         ----------------------
           Vice President and Counsel

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Life Insurance Company and on the dates indicated.


SIGNATURE                   TITLE                              DATE
---------                   -----                              ----



/s/ THOMAS E. MOLONEY       Chief Financial Officer            May 1, 2001
---------------------       (Principal Financial Officer
Thomas E. Moloney           and Principal Accounting
                            Officer)




/s/ DAVID F. D'ALESSANDRO   President and Chief Executive      May 1, 2001
-------------------------   Officer
David F. D'Alessandro       (Principal Executive Officer)
for himself and as
Attorney-in-Fact





FOR: Foster L. Aborn        Director


     Stephen L. Brown           Chairman
     Nelson S. Gifford          Director   Robert E. Fast          Director
     John M. Connors            Director   Samuel W. Bodman        Director
     Robert J. Tarr, Jr.        Director   Kathleen F. Feldstein   Director
     I. MacAllister Booth       Director   Richard F. Syron        Director
     Michael C. Hawley          Director   Wayne A. Budd           Director
     Judith A. McHale           Director   Edward H. Linde         Director
     R. Robert Popeo            Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2001.


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                                 (REGISTRANT)

                    By: John Hancock Life Insurance Company



(SEAL)

                                   By     /s/ DAVID F. D'ALESSANDRO
                                          -------------------------
                                          David F. D'Alessandro
                                          President and Chief Executive Officer


                          On behalf of the Registrant

                    By: John Hancock Life Insurance Company
                                  (Depositor)


                                   By     /s/ DAVID F. D'ALESSANDRO
                                          -------------------------
                                          David F. D'Alessandro
                                          President and Chief Executive Officer


Attest:    /s/ RONALD J. BOCAGE
           ----------------------
           Ronald J. Bocage
           Vice President and Counsel

                                LIST OF EXHIBITS

                                    FORM N-4

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

EXHIBITS

  10.(a) Representation of Counsel Pursuant to Rule 485(b).

  10.(b) Consent of Independent Auditor.